PROSPECTUS
CENTRAL PARK GROUP MULTI-EVENT FUND
Shares of Beneficial Interest

Investment Objective.  Central Park Group Multi-Event Fund (the "Fund") is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.  The Fund commenced investment operations in December 2007.  The Fund's investment objective is to achieve capital appreciation, while seeking to moderate risk and reduce volatility compared to the general equities market, by pursuing a variety of investment strategies.  No assurance can be given that the Fund will achieve its investment objective and the Fund's investment practices involve substantial risk.

(continued on following page)

Investing in the Fund's shares of beneficial interest (the "Shares") involves a high degree of risk.  See "Risk Factors" beginning on page 15.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

Total
Offering Amount	$200,000,000
Sales Load (1)	$ 6,000,000
Proceeds to the Fund(2)	$194,000,000

______________
(1)      Generally, the minimum initial investment in the Fund is $50,000, which minimum is subject to waiver.  Investments may be subject to a sales load of up to 3%.  See "Plan of Distribution."
(2)      The Fund incurred offering expenses of approximately $292,500 in connection with this offering.

Foreside Fund Services, LLC (the "Distributor"), principal underwriter of the Fund's shares ("Shares"), distributes the Shares on a best efforts basis, subject to various conditions.  The Fund also may distribute Shares through other brokers or dealers.  The Fund sells Shares only to Qualified Investors (as defined herein).  A shareholder's purchase amount will be deposited into an escrow account set up at Union Bank, N.A. for the benefit of shareholders.  See "Plan of Distribution."

Foreside Fund Services, LLC

March 1, 2012

Investment Portfolio.  The Fund's investment objective is to achieve capital appreciation, while seeking to moderate risk and reduce volatility compared to the general equities markets, by pursuing a variety of investment strategies.  These include primarily three core event-driven strategies –  merger arbitrage, credit opportunities and equity special situations – and, to a lesser degree, relative value strategies and capital structure arbitrage strategies.  At any given time, however, the Fund may not invest in all of the investment strategies described in this prospectus, nor is the Fund's allocation among strategies fixed.  The Fund will not invest more than 10% of the value of its total assets in any single transaction nor will it invest more than 25% of the value of its total assets in the securities of issuers in any single industry or group of industries.  Additionally, the Adviser (defined herein) may add other investment strategies at its discretion.  No assurance can be given that any or all investment strategies, or the Fund's investment program, will be successful.  See "Risk Factors" and "Investment Objective and Principal Strategies."

Investment Adviser.  The Fund's investment adviser is Central Park Multi-Event Management, LLC (the "Adviser"), a joint venture between Central Park Advisers, LLC ("Central Park Advisers" or the "Manager") and Brencourt Advisors, LLC ("Brencourt Advisors").  The Fund's previous investment adviser was Central Park Para Management, L.L.C., a joint venture between Central Park Advisers and Para Advisors LLC.  At a special meeting of shareholders of the Fund held on September 23, 2011, the Fund's shareholders approved a new investment advisory agreement between the Fund and the Adviser.

The Fund's investment program is substantially similar to several client accounts currently managed by Brencourt Advisors under the supervision of William L. Collins, the Fund's portfolio manager.  See "Performance Information" and Appendix B to this prospectus, which contains the prior performance of the Fund, as well as performance information for event-driven investment accounts managed by Brencourt Advisors that have investment objectives, programs, policies and strategies that are substantially similar to those of the Fund.

Restrictions on Transfer; No Trading Market.  The Fund's Shares are subject to restrictions on transfer and do not trade in any public market.  With limited exceptions, liquidity is provided through quarterly repurchase offers.  See "Redemptions, Repurchases of Shares and Transfers."

Repurchases of Shares.  To provide liquidity to shareholders, the Fund currently expects to make quarterly offers to repurchase 25% of its outstanding Shares at their net asset value.  See "Redemptions, Repurchases of Shares and Transfers—Repurchases of Shares."

Asset-Based Fee and Incentive Fee.  The Fund pays the Manager a monthly fee (the "Asset-Based Fee") at an annual rate of 2.00% of the Fund's average monthly net assets.  The Fund also pays the Adviser, generally at the end of each fiscal year and at certain other times, an incentive fee (the "Incentive Fee") equal to 20% of the Fund's net profits.  For purposes of calculating the Incentive Fee for any fiscal period, net profits will be determined by taking into account net realized gain or loss (including realized gain that may be distributed to shareholders during such fiscal period), and the net change in unrealized appreciation or depreciation of investment positions.  No Incentive Fee will be payable for any fiscal period unless losses and depreciation from prior fiscal periods (the "cumulative loss") have been recovered by the Fund, occasionally referred to as a "high water mark" calculation.  The cumulative loss to be recovered before payment of Incentive Fees will be reduced in certain circumstances.  See "Risk Factors—Incentive Fee," "Management of the Fund—Incentive Fee" and "Redemptions, Repurchases of Shares and Transfers—Consequences of Repurchase Offers."

The Incentive Fee presents risks that are not present in funds without an incentive fee.  The aggregate amount of the Incentive Fee and the Asset-Based Fee payable by the Fund are higher than those paid by most other registered investment companies, but not private funds (so-called "hedge funds") engaging in similar strategies.  See "Management of the Fund—Incentive Fee" and "Risk Factors—Expenses."

Shareholder Qualifications.  Shares are offered only to shareholders who have a net worth (with their spouses) of more than $2 million or who otherwise meet the standard for "qualified clients" as defined in Rule 205-3 under the Investment Advisers Act of 1940, as amended ("Qualified Investors").  Generally, the stated minimum initial investment is Shares with an initial value of at least $50,000, which minimum may be waived in the Manager's sole discretion, but not below $25,000 (inclusive of placement fee).  See "Shareholder Qualifications."

This prospectus concisely provides the information that a prospective shareholder should know about the Fund before investing.  You are advised to read this prospectus carefully and to retain it for future reference.  Additional information about the Fund, including a statement of additional information ("SAI") dated March 1, 2012, has been filed with the Securities and Exchange Commission.  The SAI is available upon request and without charge by writing the Fund at c/o Central Park Advisers, LLC, 805 Third Avenue, 18th Floor, New York, New York 10022, or by calling collect (212) 317-9200.  The SAI is incorporated by reference into this prospectus in its entirety.  The table of contents of the SAI appears on page 47 of this prospectus.  In addition, you may request the Fund's annual and semi-annual reports, and other information about the Fund or make shareholder inquiries by calling collect (212) 317-9200.  The Fund does not have a website on which to publish the SAI and annual and semi-annual reports.  The SAI, material incorporated by reference and other information about the Fund, is also available on the SEC's website at http://www.sec.gov.  The address of the SEC's website is provided solely for the information of prospective shareholders and is not intended to be an active link.

You should rely only on the information contained in this prospectus.  The Fund has not authorized anyone to provide you with different information.  The Fund is not making an offer of these securities in any state where the offer is not permitted.  You should not assume that the information provided by this prospectus is accurate as of any date other than the date on the front of this prospectus.  The Fund will, however, amend its registration statement to reflect any material changes to this prospectus.

Page

PROSPECTUS SUMMARY	1

SUMMARY OF FUND EXPENSES	11

PRIVACY NOTICE	14

RISK FACTORS	15

USE OF PROCEEDS	27

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES	27

PERFORMANCE INFORMATION	33

MANAGEMENT OF THE FUND	33

SHAREHOLDER QUALIFICATIONS	37

REDEMPTIONS, REPURCHASES OF SHARES AND TRANSFERS	37

CALCULATION OF NET ASSET VALUE	40

DESCRIPTION OF SHARES	41

TAXES	42

PLAN OF DISTRIBUTION	44

DISTRIBUTION POLICY; DIVIDENDS	45

GENERAL INFORMATION	46

TABLE OF CONTENTS OF THE SAI	47

APPENDIX A—INVESTOR CERTIFICATION	A-1

APPENDIX B—FUND PERFORMANCE INFORMATION	B-1

PROSPECTUS SUMMARY

This is only a summary.  This summary may not contain all of the information that you should consider before investing in the Fund.  You should review the more detailed information contained in this prospectus and in the Statement of Additional Information (the "SAI").

The Fund
Central Park Group Multi-Event Fund (the "Fund") is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "Investment Company Act") as a diversified, closed-end management investment company.  The Fund commenced investment operations on December 6, 2007 and, as of January 1, 2012, had approximately $64 million of assets under management.  The Fund's investment adviser is Central Park Multi-Event Management, LLC (the "Adviser").  See "General Information."

The Fund intends to qualify and has elected to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").

Investment Objective
and Principal Strategies
The Fund's investment objective is to achieve capital appreciation, while seeking to moderate risk and reduce volatility compared to the general equities markets, by pursuing a variety of investment strategies.  These include primarily three core event-driven strategies –  merger arbitrage, credit opportunities and equity special situations – and, to a lesser degree, relative value strategies and capital structure arbitrage strategies.  At any given time, however, the Fund may not invest in all of the investment strategies described in this prospectus, nor is the Fund's allocation among strategies fixed.  The Fund generally will not invest more than 10% of the value of its total assets in any single transaction nor will it invest more than 25% of the value of its total assets in the securities of issuers in any single industry or group of industries.  Additionally, the Adviser may add other investment strategies at its discretion.  There can be no assurances that any or all investment strategies, or the Fund's investment program, will be successful.  The Fund's investment program is substantially similar to several client accounts currently managed by Brencourt Advisors under the supervision of William L. Collins, the Fund's portfolio manager.

STRATEGIES:

Event-driven strategies involve investments in companies undergoing significant corporate transactions or structural transformations.  Event-driven strategies generally seek to profit from events such as a change in an issuer's corporate or capital structure, a change in a debt repayment obligation or a management transition.  The Fund expects to employ principally merger arbitrage, credit opportunities strategies and equity special situations strategies.

Merger arbitrage strategies attempt to exploit merger and takeover activity to capture the spread between current market values of securities and their values after successful completion of a merger, restructuring or similar corporate transaction.

Credit opportunities strategies (sometimes referred to as distressed/stressed investing) involve investing in corporate bonds, privately held loans and other securities or obligations of companies that are highly leveraged, in financial difficulty, or have filed for bankruptcy or appear likely to do so in the near future.

Equity special situations strategies attempt to invest in securities of issuers facing special situations, such as restructurings, spin-offs, liquidations or privatizations.

Relative value strategies focus on identifying and exploiting spread relationships between pricing components of financial assets or commodities, either with respect to single assets or commodities or groups of assets or commodities whose prices are deemed to move in relation to each other.  These strategies seek to avoid assuming any outright market risk, although the risk of loss may be significant if the Adviser has incorrectly evaluated the nature or extent of the expected spread relationships or if unexpected, intervening events affect these relationships.

Capital structure arbitrage strategies seek to invest in multiple financial instruments of a given company that the Adviser believes have become mispriced relative to one another.  The objective of this strategy is to take advantage of pricing dislocations between different securities of the same issuer, or pairs of issuers.

The Adviser
The Adviser is a joint venture between Central Park Advisers, LLC ("Central Park Advisers" or the "Manager") and Brencourt Advisors, LLC ("Brencourt Advisors").  The Fund's previous investment adviser was Central Park Para Management, L.L.C., a joint venture between Central Park Advisers and  Para Advisors LLC.  At a special meeting of shareholders of the Fund held on September 23, 2011, the Fund's shareholders approved a new investment advisory agreement between the Fund and the Adviser.  Each of the Adviser, Central Park Advisers and Brencourt Advisors is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act").  The Adviser employs as its portfolio manager (the "Portfolio Manager") Mr. William L. Collins of Brencourt Advisors to be primarily responsible for the day-to-day management of the Fund's investment portfolio, under the oversight of Central Park Advisers' personnel.

The Fund has entered into an investment advisory agreement (the "Investment Advisory Agreement") with the Adviser that has an initial term that expires November 1, 2013, two years after it became effective. Thereafter, the Investment Advisory Agreement may be continued in effect from year to year if its continuation is approved annually by either the Fund's board of trustees (the "Board" or the "Trustees") or the vote of a majority of the outstanding voting securities of the Fund, provided that, in either event, the continuance also is approved by a majority of the Trustees who are not "interested persons" of the Fund or the Adviser by vote cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement may be terminated at any time by vote of the Board or by a vote of a majority of the Fund's outstanding voting securities on 60 days' written notice to the Adviser or by the Adviser on 60 days' written notice to the Fund. The Investment Advisory Agreement also provides that it will terminate automatically in the event of its "assignment," as such term is defined in the Investment Company Act.

Central Park Advisers was organized in August 2006.  Brencourt Advisors commenced investment activities as a registered investment adviser in January 2001, and, as of December 31, 2011, had approximately $330 million of assets under management, including proprietary funds.  Brencourt Advisors provides investment advisory services to pooled investment vehicles (e.g., hedge funds), separate accounts, investment partnerships and individuals, and has done so using event-driven strategies since 2001.

Appendix B of this prospectus contains the actual, prior performance of the Fund, as well as performance information for event-driven investment accounts managed by Brencourt Advisors that have investment objectives, programs, policies and strategies that are substantially similar to those of the Fund.  Prospective investors should recognize that future performance of the Fund will differ from the performance of the other accounts of Brencourt Advisors.  Future investments will be made under different economic conditions.  PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.  See "Performance Information."

Asset-Based Fee
The Manager provides certain management and administrative services to the Fund, including, among other things, office space and other support services to the Fund.  In consideration for such services, the Fund pays the Manager a monthly fee (the "Asset-Based Fee") at the annual rate of 2.00% of the Fund's average monthly net assets.  The Asset-Based Fee is paid to the Manager out of the Fund's assets.  A portion of the Asset-Based Fee is paid by the Manager to Brencourt Advisors for, among other things, certain sub-management and sub-administrative services.

Incentive Fee
The Fund pays the Adviser, generally at the end of the fiscal year and at certain other times, an incentive fee (the "Incentive Fee") equal to 20% of the Fund's net profits.  For the purposes of calculating the Incentive Fee for any fiscal period (as defined below), net profits are determined by taking into account net realized gain or loss (including realized gain that may have been distributed to shareholders during such fiscal period) and the net change in unrealized appreciation or depreciation of securities positions.  No Incentive Fee will be payable for any fiscal period unless losses and depreciation from prior fiscal periods (the "cumulative loss") have been recovered by the Fund, occasionally referred to as a "high water mark" calculation.  The cumulative loss to be recovered before payment of Incentive Fees will be reduced in certain circumstances.  The Adviser is under no obligation to repay any Incentive Fees previously paid by the Fund.  Thus, the payment of Incentive Fee for a fiscal period will not be reversed by the subsequent decline of the Fund's assets in any subsequent fiscal period.

The Incentive Fee is accrued monthly and taken into account for the purpose of determining the Fund's net asset value.  Accordingly, the repurchase price received by an investor whose shares are repurchased in a repurchase offer will be based on a share valuation that will reflect an Incentive Fee accrual if the Fund has experienced positive performance through the date of repurchase.  No adjustment to a repurchase price will be made after it has been determined.  However, for shareholders whose shares are not repurchased on a periodic share repurchase date, the Incentive Fee accrual may subsequently be reversed prior to payment if the Fund's performance declines.

Incentive Fees payable, or portions thereof, are determined as of, and are promptly paid after, the last day of the fiscal year as well as the last day of any other fiscal period.  The "fiscal period" is normally the fiscal year, except that, whenever there are share repurchases pursuant to periodic repurchase offers, the period of time from the end of the last fiscal period through that date constitutes a new fiscal period.  In such event, only that portion of the accrued Incentive Fee that is proportional to the assets paid in respect of the Shares (as defined below) being repurchased (not taking into account any proceeds from contemporaneous Share purchases or reinvestments) is paid to the Adviser for such fiscal period.

The Incentive Fee presents certain risks that are not present in funds without an incentive fee.  The aggregate amount of the Incentive Fee and the Asset-Based Fee payable by the Fund and its shareholders is higher than those paid by most other registered investment companies, but not by private funds (so-called "hedge funds") engaging in similar strategies.  See "Risk Factors—Incentive Fee," "Management of the Fund—Incentive Fee" and "Redemptions, Repurchases of Shares and Transfers—Consequences of Repurchase Offers."

Borrowing
The Fund is authorized to borrow money for investment purposes and to meet requests for repurchases.  The Fund is not permitted to borrow if, immediately after such borrowing, it would have an asset coverage (as defined in the Investment Company Act) of less than 300%.  See "Risk Factors—Leverage; Borrowing" and "Investment Objective and Principal Strategies—Borrowing; Using Leverage."

Special Investment Techniques
The Fund is authorized to employ various hedging techniques, including the use of derivatives, to seek to reduce the risk of highly speculative investments in securities and to attempt to hedge against exposure to various markets, investments or investment styles.  The Fund's use of derivatives generally will involve purchasing and selling put and call options on securities and currencies, as well as entering into forward contracts on currencies, credit default swaps and futures contracts.  The Fund has no obligation to enter into any hedging transactions, and there can be no assurance that any hedging techniques, if engaged, will be used successfully.  The Fund may also use similar instruments for non-hedging purposes to pursue its investment objectives.

The Fund may sell securities short in pursuit of its investment objective, although no assurance can be given that the Fund will engage in short sales. The Fund also may lend portfolio securities.

There can be no assurances that the Fund will engage in such strategies or that these strategies will be successful. See "Risk Factors."

Shareholder Qualifications
Shares will be sold only to shareholders who have a net worth of more than $2 million (with their spouses) or who otherwise meet the requirements for a "qualified client" as defined in Rule 205-3 under the Advisers Act ("Qualified Investors").  Before you may invest in the Fund, you will be required to certify that you are a Qualified Investor and that you will not transfer your Shares except in the limited circumstances permitted in the Fund's Declaration of Trust (the "Trust Agreement").  A form of shareholder certification that you will be asked to sign is attached to this prospectus as Appendix A ("Investor Certification").  If your Investor Certification is not received and accepted by the Fund's distributor by the Closing Date (defined below), your order will not be accepted.  If you attempt to transfer your Shares in violation of the Trust Agreement, the transfer will not be permitted and will be void.  See "Shareholder Qualifications."

Shareholder Suitability
An investment in the Fund involves a considerable amount of risk.  It is possible that you may lose money.  Before making your investment decision, you should (i) consider the suitability of this investment with respect to your investment objectives and personal situation and (ii) consider factors such as your personal net worth, income, age, risk tolerance and liquidity needs.

The Offering
The Fund is offering up to $200,000,000 of shares of  beneficial interest (the "Shares") at a price equal to the net asset value per Share next determined after an order is accepted.  Shares are being distributed by Foreside Fund Services, LLC (the "Distributor"), the Fund's principal underwriter, and other brokers or dealers.  See "Plan of Distribution."  Investors may be charged a sales load up to a maximum of 3% on the amount they invest.  The Distributor may compensate its financial advisers and other brokers or dealers in connection with the sale and distribution of the Shares.  The Manager or its affiliates intend to pay from their own resources compensation to brokers or dealers in connection with the sale and distribution of the Shares.  Additionally, the Manager or its affiliates may pay from their own resources, a servicing fee to the Distributor and to other selected securities dealers and other financial industry professionals for providing ongoing broker-dealer services in respect of clients to whom they have distributed Shares.  The amount of such servicing fee will not exceed an annual rate of 0.25% of the amount of client assets being serviced.

Generally, the stated minimum investment is Shares with a value of at least $50,000.  The investment minimum may be waived or reduced for certain investors, but not below $25,000 (inclusive of any placement fee).  If you want to purchase Shares with a value of less than $50,000, you should speak with your financial advisor.  Prior to the receipt of a shareholder's Investor Certification, the shareholder's funds will be held in escrow.  Each date on which Shares are delivered is referred to as a "Closing Date."  See "Plan of Distribution."

Distribution Policy
The Fund pays dividends on the Shares at least annually in amounts representing substantially all of the net investment income, if any, earned each year.  The Fund pays substantially all taxable net capital gain realized on investments to shareholders at least annually.

Dividends and capital gain distributions paid by the Fund will be reinvested in additional Shares of the Fund unless a shareholder "opts out" (elects not to reinvest in Shares).  Shareholders may elect initially not to reinvest by indicating that choice on the Investor Certification.  Thereafter, shareholders are free to change their election at any time by contacting Gemini Fund Services, LLC ("Gemini Fund Services"), the Fund's administrator (or, alternatively, by contacting their broker or dealer, who will inform the Fund).  Shares purchased by reinvestment will be issued at their net asset value on the ex−dividend date (generally, the last business day of a month).  There is no sales charge or other charge for reinvestment.  The Fund reserves the right to suspend or limit at any time the ability of shareholders to reinvest distributions.

Unlisted Closed-End Structure;
Limited Liquidity and
Transfer Restrictions
The Fund has been organized as a closed-end management investment company.  Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that shareholders in a closed-end fund, such as the Fund, do not have the right to redeem their Shares on a daily basis.  The Fund is not expected to be listed on a national stock exchange, and no market for the Shares is expected to develop.  In addition, with limited exceptions, Shares are not transferable.  To provide liquidity, the Fund will make quarterly offers to repurchase outstanding Shares.  Shareholders will not have liquidity between these quarterly repurchase dates.  See "Redemptions, Repurchases of Shares and Transfers."

An investment in the Fund is suitable only for shareholders who can bear the risks associated with the limited liquidity of the Shares and should be viewed as a long-term investment.  See "Risk Factors—Limited Liquidity."

Repurchases of Shares
To provide liquidity to shareholders, the Fund makes quarterly offers to repurchase at net asset value between 5% and 25% of its outstanding Shares in the Board's discretion.  Currently, the Fund expects to offer to repurchase 25% of its outstanding Shares every January, April, July and October.  The Fund intends to fund repurchase offers by using cash on hand, and, to the extent necessary, liquidating portfolio securities or by borrowing to finance the repurchases.

If Share repurchase requests exceed the number of Shares in the Fund's repurchase offer, the Fund may (i) repurchase the tendered Shares on a pro rata basis or (ii) increase the number of Shares to be repurchased by up to 2% of the Fund's outstanding Shares.  As a result, tendering shareholders may not have all of their tendered Shares repurchased by the Fund.  See "Redemptions, Repurchases of Shares and Transfers—Repurchases of Shares."

Repurchases of Shares by the Fund that are not offset by additional sales of Shares will decrease the Fund's total assets and, accordingly, may increase its expenses as a percentage of average net assets.  Further, interest on any borrowings to finance any such Share repurchase transactions may reduce the Fund's returns.

In addition, the Fund may repurchase all or a portion of a shareholder's Shares if, among other reasons, the Board determines that continued ownership of such Shares by the shareholder may be harmful or injurious to the business or reputation of the Fund, or may subject the Fund or any shareholder to an undue risk of adverse tax or other fiscal consequences, or would otherwise be in the best interests of the Fund.  See "Redemptions, Repurchases of Shares and Transfers—Repurchases of Shares."

As a result of the relatively small size of the Fund compared to other closed-end management investment companies, the Fund pays a relatively high amount of annual costs as a percentage of its net assets.  These costs result in part from the Fund's actively managed portfolio, as well as from the types of investments and investment techniques that the Fund employs as well as certain fixed expenses that are shared over a relatively small asset base.  A reduction in the Fund's net assets may increase the Fund's expense ratio.  See "Risk Factors—Expenses."

Risk Factors	An investment in the Fund involves a high degree of risk. These risks include:

• loss of capital

• reliance on key personnel

• the Fund may invest in securities of non-U.S. issuers

• the Fund may invest in securities and other obligations that are illiquid, volatile and difficult to value

• the Shares are illiquid securities and will not be listed

• the Fund's expenses are relatively high due to its size and the nature of its investment techniques

• the Fund may sell securities short

• the Fund may use derivatives for hedging and non-hedging purposes

• the Fund may hedge against foreign currency risks

• the Fund may borrow (or leverage) for investment purposes

• the Adviser may have conflicts of interests

• the Fund may invest in distressed obligations and other high risk investments, including junk bonds

• the Fund may engage in merger arbitrage and other arbitrage transactions

• the Fund may invest in securities of bankrupt issuers, or issuers with poor operating results or substantial capital needs

• legal, tax and regulatory changes, as well as general economic and market conditions and national and international political circumstances, may adversely affect the Fund

• the Fund cannot guarantee that shareholders will be able to sell all of their Shares in a repurchase offer as desired

• the Fund has an interval fund structure pursuant to which the Fund's quarterly repurchases may continually decrease the overall size of the Fund, to the extent that additional Sharesare not sold

• the Fund will bear the Incentive Fee.

No assurance can be given that the Fund's investment program will be successful. The Fund should be considered a speculative investment, and you should invest in the Fund only if you can sustain a complete loss of your investment. The Fund has no obligation to enter into any hedging transactions, and there can be no assurances that any hedging techniques, if employed, will be used successfully. An investment in the Fund should be viewed only as part of an overall investment program.

See "Risk Factors."

SUMMARY OF FUND EXPENSES

The following table illustrates the expenses and fees that the Fund expects to incur and that shareholders can expect to bear.

Shareholder Transaction Expenses
Maximum sales load(1) (as a percentage of purchase amount)	3.00%
Maximum redemption fee	None
Offering expenses borne by the Fund (as a percentage of offering amount)	0.15%

Annual Expenses (as a percentage of net assets attributable to Shares)
Management fee(2)	2.00%
Other expenses(3)	1.77%

Total annual expenses	3.77%

___________________
(1) Investments may be subject to a waivable sales load of up to 3%. See "Plan of Distribution."

(2)      In addition to the Asset-Based Fee, the Fund pays the Adviser, generally at the end of the fiscal year and at certain other times, an Incentive Fee equal to 20% of the Fund's net profits.  For the purposes of calculating the Incentive Fee for any fiscal period, net profits are determined by taking into account net realized gain or loss (including realized gain that may have been distributed to shareholders during such fiscal period) and the net change in unrealized appreciation or depreciation of securities positions.  No Incentive Fee will be payable for any fiscal period unless losses and depreciation from prior fiscal periods (the "cumulative losses") have been recovered by the Fund.  The cumulative loss to be recovered before payment of any Incentive Fees will be reduced in certain circumstances.  The Adviser is under no obligation to repay any Incentive Fee previously paid by the Fund.  The Incentive Fee is accrued monthly as a liability of the Fund and so reduces the net asset value of all Shares.  See "Risk Factors—Incentive Fee," "Management of the Fund—Incentive Fee" and "Redemptions, Repurchases of Shares and Transfers—Consequences of Repurchase Offers."

(3)       Other expenses shown in the table are as of the Fund's fiscal year ended October 31, 2011.  The Fund's annual expense ratio will increase or decrease over time as the Fund's asset level decreases or increases, respectively, and as actual Fund expenses may vary.  See "Risk Factors—Expenses."  The Adviser voluntarily reimbursed the Fund for operating expenses in the aggregate amount of approximately $375,000 during the period from inception (December 6, 2007) through August 11, 2008.  This had the effect of limiting total operating expenses of the Fund during such period to 0.50% of the Fund's net asset value, computed on an annual basis (the "expense cap").  The Adviser is no longer reimbursing the Fund for such expenses.  The Adviser is permitted to recapture amounts previously reimbursed by the Adviser for a period not to exceed three years from the date on which such expenses were incurred by the Adviser, if the Fund's total annual expenses have fallen to a level below the expense cap.  In no case will the Adviser recapture any amount that would result, on any business day of the Fund, in the Fund's total annual expenses exceeding the expense cap.

The purpose of the table above is to assist you in understanding the various costs and expenses you will bear directly or indirectly as a shareholder in the Fund.  The other expenses shown above are calculated upon average net assets of approximately $78 million for the fiscal year ended October 31, 2011.  As of January 1, 2012, the Fund's net asset value was approximately $64 million.  For a more complete description of the various costs and expenses of the Fund, see "Financial Highlights" and "Management of the Fund."

	Example
	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses, including the Incentive Fee (see footnote 2 above), on a $1,000 investment, assuming a 5% annual return:*	$68.96	$148.02	$228.65	$437.26

_______
* Without the sales load, the expenses would be:	$40.16	$121.67	$204.79	$419.86

The example does not present actual expenses and should not be considered a representation of future expenses.  Actual expenses may be greater or less than those shown.  Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example.  If the actual rate of return exceeds 5%, the dollar amounts could be significantly higher as a result of the Incentive Fee.

Financial Highlights

The financial highlights table is intended to help an investor understand the Fund's financial performance for the fiscal years ended October 31, 2011, October 31, 2010 and October 31, 2009 and for the period December 6, 2007 (commencement of investment operations) through October 31, 2008. This information has been derived from the Fund's financial statements audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the SAI and annual report, which are available upon request.

	For the Fiscal Year Ended October 31, 2011	For the Fiscal Year Ended October 31, 2010	For the Fiscal Year Ended October 31, 2009	For the Period Ended October 31, 2008(1)

Net asset value, beginning of year/period	$10.02	$10.19	$9.15	$10.65
Activity from investment operations:
Net investment loss(2)	(0.26)	(0.19)	(0.09)	(0.02)
Net realized and unrealized gain (loss) on investments	(0.28)	0.44	1.13	(1.48)
Total from investment operations	(0.54)	0.25	1.04	(1.50)

Less distributions from:
Net realized gains	––	(0.42)	––	––
Total distributions	––	(0.42)	––	––

Net asset value, end of period	$9.48	$10.02	$10.19	$9.15

Ratio of net investment loss to average net assets	(2.58)%	(1.95)%	(0.99)%	(2.39)%(3)
Ratio of gross expenses before incentive fees to average net assets	3.77%	3.18%	3.83%	6.69%(3, 4)
Ratio of net expenses before incentive fees to average net assets	3.77%	3.18%	3.83%	4.53%(3, 4, 5)
Incentive fees	0.13%	0.62%	0.67%	––
Ratio of net expenses after incentive fees to average net assets	3.90%	3.80%	4.50%	4.53%(3, 4, 5)
Portfolio Turnover Rate	780%	811%	1033%	740%(6)
Total return, before incentive fees(7)	5.26%	3.12%	11.96%	(14.08)% (6)
Incentive fees	(0.13)%	(0.62)%	(0.67)%	––
Total return, after incentive fees(7)	5.39%	2.50%	11.29%	(14.08)%(6)

Net assets, end of year/period (in 000's)	$63,214	$78,461	$50,992	$30,733

(1)	Central Park Multi Event Fund commenced operations on December 6, 2007.

(2)	Calculated using the average shares method.

(3)	Annualized for periods less than one year.

(4)	Ratio of gross expenses to average net assets does not include the impact of the Adviser's expense reimbursement.

(5)	Ratio of net expenses to average net assets includes the effect of the voluntary expense reimbursement by the Adviser.

(6)	Not annualized for periods less than one year.

(7)
Total return assumes a purchase of a Share at the beginning of the period and a sale of the Share on the last day of the period noted and does not reflect the deduction of sales loads, if any, incurred when subscribing to the Fund.

PRIVACY NOTICE

The Fund is committed to protecting the personal information that it collects about individuals who are prospective, former or current shareholders. The Fund collects personal information for business purposes to process requests and transactions and to provide customer service. "Personal Information" is obtained from the following sources:

•	Shareholder applications and other forms, which may include your name(s), address, social security number or tax identification number;

•	Written and electronic correspondence, including telephone and electronic mail contacts; and

•	Transaction history, including information about Fund transactions.

The types of Personal Information collected and shared could include your social security number and may include other information such as your:

•	Risk tolerance;

•	Investment experience;

•	Transaction history;

•	Income; and

•	Wire transfer instructions.

The Fund will use your Personal Information for its everyday business purposes. These purposes may include, for example:

•	To process your transactions;

•	To maintain your account(s);

•	To respond to court orders and legal investigations; and

•	To provide fund services.

The Fund does not use the information we collect from you for marketing purposes.

The Fund limits access to Personal Information to those of its employees who need to know that information in order to process transactions and service accounts. Employees are required to maintain and protect the confidentiality of Personal Information. The Fund maintains physical, electronic and procedural safeguards to protect Personal Information from unauthorized access.

The Fund may share Personal Information described above with its affiliates for business purposes, such as to facilitate the servicing of accounts. The Fund may share the Personal
Information described above for business purposes with a non-affiliated third party only if the entity is under contract to perform transaction processing, servicing or maintaining shareholder accounts on behalf of the Fund, or if it is necessary to enable the Fund to facilitate the acceptance and management of your investment or otherwise provide services in connection with your investment in the Fund. The Fund also may disclose Personal Information to regulatory authorities or otherwise as permitted by law. The Fund endeavors to keep its customer files complete and accurate. The Fund should be notified if any information needs to be corrected or updated. The Fund will continue to share your Personal Information after you are no longer an investor in the Fund.

RISK FACTORS

All investments in equity and other securities involve the risk of the loss of capital.  No assurance can be made that the Fund will achieve its investment objective, or that shareholders will realize any profits from an investment in the Fund.  Shareholders will risk the loss of their entire investment.  Because an investment in the Fund involves significant risks, prospective investors should carefully consider the risks involved before investing.  Such risks include, but are not limited to, those discussed below.

Stock Prices Fluctuate

Apart from the specific risks identified below, the Fund's investments may be negatively affected by the broad investment environment in the securities markets. That investment environment is influenced by, among other things, interest rates, inflation, politics, fiscal policy, current events, competition, productivity and technological and regulatory change.  Stock prices may experience greater volatility during periods of challenging market conditions such as the one the market experienced since mid-2007.  In addition, there can be severe limitations on an investor's ability to sell certain debt securities, including those that are of higher credit quality, during a period of reduced credit market liquidity such as the one that the market experienced since mid-2007.  Therefore, as with any fund that invests in stocks, the Fund's net asset value will fluctuate.  You may experience a significant decline in the value of your investment and could lose money.  The Fund should be considered a speculative investment, and you should invest in the Fund only if you can sustain a complete loss of your investment.

Quarterly Repurchases of Securities

The Fund's required quarterly repurchases may have the effect of decreasing the size of the Fund over time from what it otherwise would have been.  The Fund's repurchase policy may force the Fund to sell assets it otherwise would not sell, or to sell assets sooner than it might otherwise have sold them. It also may reduce the investment opportunities available to the Fund and, to the extent that additional Shares are not sold, cause its expense ratio to increase. The Fund likely will sell its more liquid assets first to satisfy repurchase requests, thus increasing its concentration in less liquid securities.

Because the Fund currently expects to offer to repurchase 25% of its outstanding Shares in each repurchase offer, if the repurchase offer is oversubscribed, shareholders may be unable to liquidate all or a given percentage of their investment at net asset value during the repurchase offer.  In the event that a repurchase offer is oversubscribed, the Fund may, but is not required to, repurchase additional Shares, but only up to a maximum amount of 2% of the outstanding Shares of the Fund.  If the Fund determines not to repurchase additional Shares beyond the repurchase offer amount, or if shareholders tender an amount of Shares greater than that which the Fund is entitled to purchase, the Fund will repurchase the Shares tendered on a pro rata basis.  Due to the potential for proration if the repurchase offer is oversubscribed, some investors may tender more Shares than they wish to have repurchased in order to ensure the repurchase of a specific number of Shares.  Further, because the Fund may, in certain circumstances, liquidate portfolio securities to fund repurchase offers, the need to sell the securities may in turn affect the market for the securities and accordingly diminish the value of the Fund's investments.  To the extent the Fund borrows to finance the making of repurchases, interest on such borrowings may reduce the Fund's returns.

Limited Liquidity

The Fund is a closed-end investment company designed primarily for long-term shareholders.  The Fund is not expected to be listed on a national stock exchange, and no market for the Shares is expected to develop.  Any person that holds Shares may have to bear the economic risk of an investment in the Fund for a substantial period of time and, consequently, should consider such investment to be illiquid.  With very limited exceptions, Shares are not transferable.  Liquidity will generally be provided principally through quarterly repurchase offers.  See "Redemptions, Repurchases of Shares and Transfers—Repurchases of Shares."

Restricted Liquidity in the Event of Certain Investments

Although the Fund invests primarily in publicly-traded securities, obligations and other financial instruments ("securities"), certain of the Fund's investments may be, or may become, thinly traded or illiquid.  In such cases, the ability of the Fund to reduce its investments to cash and to repurchase Shares may be restricted.  See "Investment Objective and Principal Strategies."

Distressed/Stressed Obligations and Other High Risk Investments

The Fund is authorized to invest in securities or other obligations of issuers that are highly leveraged or in financial difficulty, sometimes referred to as "distressed obligations."  The Fund's investments in distressed obligations, if any, will involve substantial risks.  Any one or all of the companies in which the Fund may invest may be unsuccessful or not show any return for a considerable period of time.  In any reorganization or liquidation proceeding relating to a portfolio company, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than the Fund's original investment.  Under these circumstances, the returns generated from the Fund's investments in distressed obligations may not compensate shareholders adequately for the risks assumed.

Any investments by the Fund in bonds with a credit rating of BB or lower ("Junk Bonds") would be considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal.  These securities may involve a substantial risk of default or may be in default.  Adverse changes in economic conditions or developments regarding the individual company are more likely to cause price volatility and weaken the capacity of issuers of Junk Bonds to make principal and interest payments than is the case for higher grade securities.  In addition, the market for these securities may be thinner and less liquid than for higher grade securities.

Issuers of distressed or below-investment grade securities may become the subject of bankruptcy proceedings.  Bankruptcy or other insolvency proceedings, whether in the United States or elsewhere, are highly complex and may result in unpredictable outcomes.  The bankruptcy courts have extensive power and, under certain circumstances, may alter contractual obligations of a bankrupt company.  The stockholders, creditors and other interested parties are all entitled to participate in the restructuring proceedings to attempt to influence the outcome for their own benefit.  There can be no assurance that the Fund will succeed in obtaining the most favorable results in such proceedings or that the Fund will make a profit or even recover its original investment, although the Fund may incur significant legal fees and other expenses in attempting to do so.  The Fund's investments in companies involved in bankruptcy or insolvency proceedings or engaged in restructurings may carry the additional risks of being voided or subordinated on the grounds that the obligations incurred by such companies in return for the related investments constitute a fraudulent transfer or voidable preference or are subject to equitable subordination.

In addition, the Fund may hold securities or other obligations of issuers in which the Manager or Brencourt Advisors or their respective affiliates or advisory clients hold interests (i.e., loans or debt securities) that, in a bankruptcy or restructuring, could potentially be adverse to the interests of the Fund.  See "—Conflicts of Interest."

The Fund may acquire privately held loans from banks, insurance companies, financial institutions, other lenders and other market participants, as well as claims held by trade or other creditors.  These investments are subject to both interest rate risk and credit risk.  These investments also are subject to the risk of non-payment of scheduled interest or principal.  Non-payment would result in a reduction of income to the Fund and a reduction in the value of the investments experiencing non-payment.  Although these investments generally will be secured by specific collateral, no assurance can be given that the liquidation of this collateral would satisfy the company's obligation in the event of default or that the collateral could be readily liquidated.  In addition, because these investments are not registered and no public market for them exists, they typically are less liquid than publicly traded securities.

Investments in securities or claims related to commercial or residential real estate may involve risks relating to the credit of the underlying obligor, uncertainties related to the cash flows derived from the underlying properties, and susceptibility to economic conditions generally and those related to specific locations.

The equity securities of distressed companies may be highly illiquid and hard to value.  Equity securities hold the most junior position in a distressed company's capital structure and are not secured by any specific collateral.

Shareholders should also consider the risks described under "—Financial and Market Risks of Bankrupt, Multi-Event and Special Situation Companies," below.

Foreign Currency Translation Risks

All calculations with respect to the Fund, including determinations of net profits and losses, are denominated in U.S. dollars.  Transactions undertaken in foreign currencies, if any, are subject to risks associated with the translation into U.S. dollars and the receipt of U.S. dollars upon the consummation of such transactions.  To the extent that it engages in such transactions, the Fund is subject to the risk of unfavorable fluctuations in the exchange rate between the local currency and U.S. dollars and the possibility of certain exchange controls.  The Fund has no obligation to enter into any currency hedging transactions, and there can be no assurances that any currency hedging techniques, if employed, will be used successfully.

Financial and Market Risks of Bankrupt, Multi-Event and Special Situation Companies

The Fund may invest in securities of issuers experiencing poor operating results, having substantial capital needs or negative net worth, facing special competitive or product obsolescence problems, or involved in bankruptcy or reorganization proceedings.  Investments of this type involve substantial financial business risks that can result in substantial or even total losses.  It may be difficult to obtain information as to the condition of such issuers.  The market prices of the securities of such issuers also are subject to above average price volatility; the spread between bid and ask prices of such securities may be greater than normally expected and such securities may be thinly traded.  It may take a number of years for the market price of such securities to reflect their intrinsic value.  In addition, the Fund's position in such securities may be substantial in relation to the market for the securities.  Issuers of such securities may become the subject of bankruptcy proceedings.

Business and Regulatory Risks

Legal, tax and regulatory changes (including laws relating to taxation of the Fund's investments, trade barriers and currency exchange controls), as well as general economic and market conditions (such as interest rates, availability of credit, credit defaults, inflation rates and general economic uncertainty) and national and international political circumstances (including wars, terrorist acts or security operations), may adversely affect the Fund.  These factors may affect, among other things, the level of volatility of securities' prices, the liquidity of the Fund's investments and the availability of certain securities and investments.  Volatility or illiquidity could impair the Fund's profitability or result in significant losses.  Additionally, the regulatory environment is evolving, and changes may adversely affect the value of investments held by the Fund and the ability of the Fund successfully to pursue its investment strategy.  In addition, the securities, commodities and futures markets are subject to comprehensive statutes, regulations and margin requirements.  Additionally, the regulation of derivatives transactions and funds that engage in such transactions is an evolving area of law and is subject to modification by government and judicial action.  The effect of any future regulatory change on the Fund could be substantial and adverse.

On July 21, 2010, the President signed into law major financial services reform legislation in the form of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act").  The Dodd-Frank Act, among other things, grants regulatory authorities, such as the Commodity Futures Trading Commission (the "CFTC") and SEC, broad rulemaking authority to implement various provisions of the Dodd-Frank Act, including comprehensive regulation of the over-the-counter derivatives market.  It is unclear how these regulators will exercise these revised and expanded powers and whether they will undertake rulemaking, supervisory or enforcement actions that would adversely affect the Fund or investments made by the Fund.  Possible regulatory actions taken under these revised and expanded powers may include actions related to financial consumer protection, proprietary trading and derivatives.  There can be no assurance that future regulatory actions authorized by the Dodd-Frank Act will not significantly reduce the profitability of the Fund.  The implementation of the Dodd-Frank Act could adversely affect the Fund by increasing transaction and/or regulatory compliance costs.  In addition, greater regulatory scrutiny may increase the Fund's and the Adviser's exposure to potential liabilities.  Increased regulatory oversight can also impose administrative burdens on the Fund and the Adviser, including, without limitation, responding to examinations or investigations and implementing new policies and procedures.

Merger Arbitrage Transactions

The Fund may purchase securities at prices slightly below the anticipated value of the cash, securities or other consideration to be paid or exchanged for such securities in a proposed merger, exchange offer, recapitalization, tender offer or similar transaction in which a merger arbitrage opportunity may exist.  Such purchase price may be substantially in excess of the market price of the securities prior to the announcement of such proposed transaction.  If the proposed transaction later appears likely not to be consummated, or in fact is not consummated or is delayed, the market price of the securities purchased by the Fund may decline sharply and may result in losses to the Fund if such securities are sold, transferred or exchanged for securities or cash the value of which is less than the purchase price.  In certain transactions, the Fund may not be "hedged" against market fluctuations or the hedge employed by the Adviser may not be sufficient to offset adverse market fluctuations.  This can result in losses, even if the proposed transaction is consummated.  In addition, a security to be issued in such a transaction may be sold short by the Fund in the expectation that the short position will be covered by delivery of such security when issued.  If the proposed transaction is not consummated, the Fund may be forced to cover its short position at a higher price than its short sale price, resulting in a loss.  In theory, there is no limit to the amount of loss that can result from an uncovered or unhedged short sale.

The Fund may also purchase securities above the offer price for a security that is the subject of a takeover bid if it is determined that the offer price is likely to be increased, either by the original bidder or by another party.  However, if ultimately no transaction is consummated, it is possible that a substantial loss will result.

The Fund may sell the securities of a target company short if it is determined that it is probable that the proposed transaction will not be consummated.  If the transaction (or another transaction, such as a "defensive" merger or a "friendly" tender offer) is consummated and the price of the target company's securities increases, the Fund may be forced to cover its short position at a higher price than the short sale price, resulting in a loss.  Unless the Fund owns the security it sells short, has purchased a call option respecting such security or otherwise covered or hedged such short sale, there is, in theory, no limit to the loss that the Fund could incur in connection with a short sale.

The consummation of mergers, exchange offers, recapitalizations, tender offers and other similar transactions in which a merger arbitrage opportunity may exist can be prevented or delayed by a variety of factors.  An exchange offer or a tender offer by one company for the securities of another may be opposed by the management or shareholders of the target company on the grounds that the consideration offered is inadequate or for other reasons, and this opposition may result in regulatory action and/or litigation that delays or prevents consummation of the transaction.  Even if the transaction has been agreed to by the management of the companies involved, its consummation may be prevented by intervention of a government regulatory agency, litigation brought by a shareholder, the failure to receive the necessary shareholder approvals, market conditions resulting in material changes in securities prices, and other circumstances, including, but not limited to, the failure to meet certain conditions customarily specified in acquisition agreements.  Even if the defensive activities of a target company or the actions of regulatory authorities fail to defeat a transaction, they may result in significant delays, during which the Fund's capital will be committed to the transaction and interest charges on any funds borrowed to finance the Fund's activities in connection with the transaction may be incurred.

Offerors in tender or exchange offers customarily reserve the right to cancel such offers for many reasons, including an insufficient tendering from shareholders of the target company.  An exchange offer or a tender offer will often be made for less than all of the outstanding securities of an issuer, with the provision that, if a greater number is tendered, securities will be accepted pro rata.  Thus, after the completion of a tender offer, and at a time when the market price of the securities has declined below the Fund's cost, the Fund may have returned to it, and be forced to sell at a loss, a portion of the securities it tendered.

In liquidations and other forms of corporate reorganizations, there is a risk that the reorganization either will be unsuccessful, will be delayed or will result in a distribution of cash or a new security with a value less than the Fund's purchase price of the underlying security.  In a recapitalization, a corporation may restructure its balance sheet by selling off some assets, leveraging significantly on other assets and creating new classes of equity securities to be distributed, together with a substantial payment in cash or in cash or debt securities, to existing shareholders.  In connection with such transactions, there is a risk that the value of the cash and new securities distributed will not be as high as the cost of the Fund's original investment or that no such distribution will ultimately be made and the value of the Fund's investment will decline.  To the extent an investment in a company that has undertaken a recapitalization is retained by the Fund, the Fund's risks will generally be comparable to those associated with investments in highly leveraged companies, generally including higher than average sensitivity to (i) short-term interest rate fluctuations, (ii) downturns in the general economy or within a particular industry, or (iii) adverse developments within the company itself.

The Adviser will attempt to assess all of the foregoing risk factors, and others, in determining the nature and extent of the investments the Fund will make in specific securities.  However, many risks, such as the outcome of pending or threatened litigation, cannot be quantified.

Hedging

The Fund may, although it is under no obligation to, hedge (i.e., use various methods of seeking to preserve portfolio capital value by offsetting price changes in one investment through making another investment, the price of which should tend to move in the opposite direction) partially or wholly its investment portfolio against fluctuations in market value as well as its exposure to various markets, investments or investment styles, by investing in or utilizing derivatives, short selling and other investment techniques.  Hedging against a decline in the value of portfolio positions does not eliminate fluctuations in the values of portfolio positions or prevent losses if the values of such positions decline, but establishes other positions designed to gain from those same developments, thus offsetting the decline in the portfolio positions' value.  Such hedging transactions also limit the opportunity for gain if the value of the hedged portfolio positions should increase.  It may not be possible for the Fund to hedge against a change or event at a price sufficient to protect against a decline in value of the portfolio positions anticipated as a result of such change.  In addition, it may not be possible, or desirable, to hedge against certain changes or events at all.  There can be no assurances that these hedging strategies will be successful in avoiding losses or that the Fund will employ such strategies or defensive actions at all, and hedged positions may perform less favorably in generally rising markets than unhedged positions.  See also the risks described under "—Options, Credit Default Swaps and Futures Contracts" and "—Short Selling," below.

To the extent that hedging transactions are effected, their success is dependent on the Fund's ability to correctly predict movements in the direction of currency or interest rates, the markets or sectors thereof or other events being hedged against.  Therefore, while the Fund may attempt to hedge against undesirable exposure, unanticipated changes in the markets and investments being hedged, or the nonoccurrence of events being hedged against, may result in poorer overall performance than if the Fund had not engaged in any such hedge.  In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio position being hedged may vary.  Moreover, for a variety of reasons, the Fund may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged.  Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to additional risk of loss.

Options, Credit Default Swaps and Futures Contracts

The Fund expects to use derivatives primarily as a means to hedge against exposure to various markets, investments or investment styles, but may also use them for non-hedging purposes in pursuit of its investment objective.  To accomplish these objectives, the Adviser believes that it generally will engage in purchasing and selling put and call options on securities and currencies, entering into forward contracts on currencies, credit default swaps and purchasing and selling futures contracts.

Options transactions may be effected on securities exchanges or in the over-the-counter market.  When options are purchased over-the-counter, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract.  Such options may also be illiquid and, in such cases, the Fund may have difficulty closing out its position.  The Fund may purchase put and call options on specific securities or on baskets of securities.  The Fund may also purchase put and call options on stock indexes listed on national securities exchanges or traded in the over-the-counter market.

The Fund may purchase options on foreign currencies and currency futures.  The value of a foreign currency option is dependent upon the value of the underlying foreign currency relative to the U.S. dollar.  As a result, the price of the option position may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security.  Because foreign currency transactions occurring in the interbank market (conducted directly between currency traders, usually large commercial banks, and their customers) involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

The Fund may enter into forward currency contracts to attempt to hedge against foreign currency risks and to pursue its investment objective. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the forward currency contract agreed upon by the parties, at a price set at the time the forward currency contract is entered into by the parties. Forward contracts may be used by the Fund for hedging purposes to protect against uncertainty in the level of future foreign currency exchange rates or to protect the value of the Fund's existing holdings of foreign securities. Forward contracts also may be used by the Fund for non-hedging purposes to pursue the Fund's investment objective, such as when the Adviser anticipates that particular foreign currencies will appreciate or depreciate in value, even though securities denominated in such currencies are not then held in the Fund's investment portfolio.

The Fund also may seek credit protection by entering into credit default swap agreements.  Credit default swap agreements may have as reference obligations one or more securities that are not currently held by the Fund.  The Fund, as the protection "buyer" in a credit default contract, may be obligated to pay the protection "seller" an upfront payment or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference obligation has occurred.  If a credit event occurs, the seller generally must pay the buyer the "par value" (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled.

The Fund's use of futures contracts is subject to the risk that a liquid market may not exist for any particular futures contract at any particular time.  Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day.  Once the daily limit has been reached in a particular contract, no trade may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day.  Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the fund to substantial losses.  Successful use of futures also is subject to the Adviser's ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

The Fund may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United States.  Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States.  Foreign markets, however, may have greater risk than domestic markets.  For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract.  In addition, any profits a person might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes.  Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not.  Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission.

In addition to the specific risks discussed above, additional risks may be present with investments in derivative instruments, including, for example:

•	the underlying investment or security might not perform in the manner that the Adviser expects it to perform, which could make an effort to hedge unsuccessful

•	the company issuing the instrument may be unable to pay the amount due on the maturity of the instrument

•	certain derivative investments held by the Fund may trade only in the over-the-counter markets or not at all, and can be illiquid

•	derivatives may change rapidly in value because of their inherent leverage

•	derivatives may be mispriced or improperly valued.

As a result, the Fund's net asset value may change more often and to a greater degree than it otherwise would.  The Fund has no obligation to enter into any hedging transactions.

See "Additional Investment Policies—Special Investment Techniques" and "Additional Investment Policies—Certain Portfolio Securities and Other Operating Policies—Foreign Securities" in the Fund's SAI.

Leverage; Borrowing

The Fund is authorized to borrow money for investment purposes and to meet repurchase requests.  To the extent that the Fund uses leverage, the value of its net assets will tend to increase or decrease at a greater rate than if no leverage were employed.  If the Fund's investments decline in value, the loss will be magnified if the Fund has borrowed money to make its investments.

If the Fund does not generate sufficient cash flow from operations, it may not be able to repay borrowings, or it may be forced to sell investments at disadvantageous times to repay borrowings.  The Fund's performance may be adversely affected if it is not able to repay borrowings (because of the continuing interest expense) or if it is forced to sell investments at disadvantageous times in order to repay borrowings.  The Fund likely will sell its more liquid assets first to repay borrowings, thus increasing its concentration in less liquid securities.

The Investment Company Act provides that the Fund may not borrow for any purpose if, immediately after doing so, it will have an "asset coverage" of less than 300%.  This could prevent the Fund from completing its repurchase offers.  For this purpose, an "asset coverage" of 300% means that the Fund's total assets equal 300% of the total outstanding principal balance of indebtedness.  The Fund also may be forced to sell investments on unfavorable terms if market fluctuations or other factors reduce its asset level below what is required by the Investment Company Act or the Fund's loan agreements.

The rights of any lenders to the Fund to receive payments of interest or repayments of principal will be senior to those of the holders of the Fund's Shares, and the terms of any borrowings may contain provisions that limit certain activities of the Fund.  Payments of interest and fees incurred in connection with borrowings will increase the Fund's expense ratio and will reduce any income the Fund otherwise would have available.  The Fund's obligation to make interest or principal payments on borrowings may prevent the Fund from taking advantage of attractive investment opportunities.

To obtain "leveraged" market exposure in certain investments and in an effort to increase the overall return to the Fund of various investments, the Fund may purchase options and other instruments that do not constitute "indebtedness" for purposes of the "asset coverage" requirement.  These instruments nevertheless may involve significant economic leverage and therefore involve the risks of loss described herein.  In some cases, the leverage may be significant with an associated significant risk of loss.

Purchasing in Initial Public Offerings

The Fund may purchase securities of companies in initial public offerings or shortly thereafter.  Special risks associated with these securities may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the company, and limited operating history.  These factors may contribute to substantial price volatility for the shares of these companies and, thus, for the Fund's Shares.  The limited number of shares available for trading in some initial public offerings may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing market prices.  In addition, some companies in initial public offerings are involved in relatively new industries or lines of business, which may not be widely understood by investors.  Some of these companies may be undercapitalized or regarded as developmental-stage companies, without revenues or operating income, or the near-term prospects of achieving them.

Reliance on Key Personnel

The Fund believes that its ability to identify and invest in opportunities consistent with the Fund's investment objective is dependent upon the investment management skills of Mr. William L. Collins, the Fund's Portfolio Manager.  If he were to leave Brencourt Advisors, the Adviser may not be able to hire qualified replacements, or may require an extended time to do so. This could prevent the Fund from achieving its investment objective.

Incentive Fee

The right to the Incentive Fee may give the Adviser reason to select investments for the Fund that are riskier or more speculative than those it would select if it were paid only the Asset-Based Fee.

The Incentive Fee is accrued monthly as a liability of the Fund and so reduces the net asset value of all Shares.  The repurchase price received by a shareholder whose Shares are repurchased in a repurchase offer will reflect an Incentive Fee accrual if the Fund has experienced positive performance through the date of repurchase.  However, the Fund will not accrue an Incentive Fee for any period unless it has fully recovered any cumulative losses from prior fiscal periods.  An Incentive Fee accrual may subsequently be reversed if the Fund's performance declines.  No adjustment to a repurchase price will be made after it has been determined.

Whenever Shares are repurchased in a repurchase offer, or the Fund pays a dividend or a distribution, the amount of any cumulative loss will be reduced in proportion to the reduction in the Fund's assets paid in respect of such repurchase or in respect of such dividend or distribution.  For example, if the Fund has a cumulative loss of $5 million, and 5% of the Fund's Shares are repurchased in a repurchase offer (meaning that 5% of the Fund's assets are paid out to tendering shareholders), then the amount of the cumulative loss will be reduced by 5% (or $250,000) to $4,750,000.  However, the amount of any cumulative loss incurred by the Fund will not be increased by any sales of Shares (including Shares issued as a result of the reinvestment of dividends and distributions).  Consequently, as the number of outstanding Shares increases, the per-Share amount (but not the dollar amount) of cumulative loss will be reduced.  As a result, if you do not reinvest your distributions, the benefit you receive from a cumulative loss (if any) will be diluted.  This means that you may bear a higher percentage Incentive Fee than you otherwise would.  For an explanation of the Incentive Fee calculation, see "Management of the Fund—Incentive Fee."

Short Selling

Short selling is a speculative investment technique that involves expenses to the Fund and the following additional risks:

•	while the potential gain on a short sale is limited, the loss is theoretically unlimited

•	it can increase the effect of adverse price movements on the Fund's portfolio

•	the Fund may not be able to close out a short position at any particular time or at the desired price

•
the Fund may be subject to a "short squeeze" when other short sellers desire to replace a borrowed security at the same time as the Fund, thus increasing the price the Fund may have to pay for the security and causing the Fund to incur losses on the position

•	if the market for smaller capitalization or foreign companies becomes illiquid, the Fund may be unable to obtain securities to cover short positions

•	certain foreign markets may limit the Fund's ability to short stocks.

Short sale transactions have been subject to increased regulatory scrutiny in response to recent market events, including the imposition of restrictions on short selling certain securities and reporting requirements.  The Fund's ability to execute a short selling strategy may be materially adversely impacted by temporary or new permanent rules, interpretations, prohibitions and restrictions adopted in response to these adverse market events.  Restrictions and/or prohibitions on short selling activity may be imposed by regulatory authorities, including the SEC, its foreign counterparts, other government authorities or self-regulatory organizations, with little or no advance notice and may impact prior trading activities of the Fund.

Regulatory authorities may from time to time impose restrictions that adversely affect the ability to borrow certain securities in connection with short sale transactions.  In addition, traditional lenders of securities might be less likely to lend securities under certain market conditions.  As a result, the Fund may not be able to effectively pursue a short selling strategy due to a limited supply of securities available for borrowing.  The Fund may also incur additional costs in connection with short sale transactions, including in the event that it is required to enter into borrowing arrangements in advance of any short sales.  Moreover the ability to continue to borrow a security is not guaranteed and the Fund is subject to strict delivery requirements.  The inability of the Fund to deliver securities within the required time frame may subject the Fund to mandatory close out by the executing broker-dealer.  A mandatory close out may subject the Fund to unintended costs and losses.  Certain actions or inaction by third parties, such as executing broker-dealers or clearing broker-dealers, may materially impact the Fund's ability to effect short sale transactions.  Such actions or inaction may include a failure to deliver securities in a timely manner in connection with a short sale effected by a third-party unrelated to the Fund.

Investments in Foreign Securities

The Fund may invest in the securities of foreign issuers.  Foreign issuers are those (a) organized under the laws of, (b) whose securities have their principal trading markets in, (c) deriving at least 50% of their revenues or profits from goods sold, investments made, or services performed in, or (d) having at least 50% of their assets located in, countries other than the United States. Investments in foreign securities face specific risks, which include:

•	unfavorable changes in currency rates and exchange control regulations

•	restrictions on, and costs associated with, the exchange of currencies and the repatriation of capital

•	reduced availability of information regarding foreign companies

•	different accounting, auditing and financial standards and possibly less stringent reporting standards and requirements

•	reduced liquidity and greater volatility

•	difficulty in obtaining or enforcing a judgment

•	increased market risk due to regional economic and political instability

•	increased brokerage commissions and custody fees

•	securities markets which are less developed than in the U.S. and subject to a lesser degree of supervision and regulation

•	foreign withholding taxes

•	delays in settling securities transactions

•	threat of nationalization and expropriation

•	increased potential for corrupt business practices in certain foreign countries.

High Portfolio Turnover Rate

Although the Fund seeks long-term capital appreciation, the Fund may sell securities and other investments when deemed appropriate by the Adviser, without regard to how long they have been held.  As a result, the Fund's portfolio turnover rate may be high.  A high rate of portfolio turnover means that the Fund will incur higher brokerage commissions, which will reduce the Fund's investment returns, and may result in short-term gains that will be taxable to shareholders.  For the fiscal year ended October 31, 2011, the Fund's portfolio turnover rate was 780%.  It is anticipated that the transitioning of the day-to-day management of the Fund's portfolio to Brencourt Advisors could result in a high rate of portfolio turnover.

Expenses

As a result of the relatively small size of the Fund compared to other closed-end management investment companies, the Fund pays a relatively high amount of annual costs as a percentage of its net assets.  These costs result in part from the Fund's actively managed portfolio, as well as from the types of investments and investment techniques that the Fund employs as well as certain fixed expenses that are shared over a relatively small asset base.  For example, the Fund short sells securities to achieve its investment objective.  See "Short Selling," above.  When the Fund short sells a dividend paying security, it is obligated to pay, for the benefit of the person from whom such security is borrowed, an amount equal to the dividends that person would have received on the security from the time the security is borrowed until the time the security is replaced, resulting in added expenses charged to the Fund.  Additionally, the Fund may invest in the securities of foreign issuers.  These Fund assets must be held with eligible foreign custodians, which results in the Fund paying higher custodial costs as compared to an investment company investing only in domestic securities that are held at a single domestic custodian.  These characteristics of the Fund, combined with certain fixed expenses, contribute to the relatively high amount of annual costs paid by the Fund as a percentage of its net assets.

Conflicts of Interest

Central Park Advisers and Brencourt Advisors, or their respective affiliates, provide or may provide investment advisory and other services to various entities. Central Park Advisers and Brencourt Advisors or their respective affiliates, and certain of their investment professionals and other principals, may also carry on substantial investment activities for their own accounts, for the accounts of family members and for other accounts (collectively, with the other accounts advised by Central Park Advisers, Brencourt Advisors and their affiliates, "Other Accounts").  The Fund has no interest in these activities.  As a result of the foregoing, Central Park Advisers and Brencourt Advisors and the investment professionals who, on behalf of the Adviser, will manage the Fund's investment portfolio will be engaged in substantial activities other than on behalf of the Adviser, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between the Fund and Other Accounts.  Such persons will devote only so much of their time as in their judgment is necessary and appropriate.

There also may be circumstances under which Central Park Advisers or Brencourt Advisors will cause one or more of their Other Accounts to commit a larger percentage of their respective assets to an investment opportunity than to which the Adviser will commit the Fund's assets.  Such circumstances may include potential regulatory or tax-related (investment) limitations on the Fund to which the Other Accounts may not be subject. There also may be circumstances under which Central Park Advisers or Brencourt Advisors will consider participation by their Other Accounts in investment opportunities in which the Adviser does not intend to invest on behalf of the Fund, or vice versa.

Central Park Advisers or its affiliates may have or obtain an interest in other event-driven investment accounts managed by Brencourt Advisors that have investment objectives, programs, policies and strategies that are substantially similar to those of the Fund ("Brencourt Advisors Accounts") on terms different than an interest in the Fund.  The Brencourt Advisors Accounts may charge fees and may be subject to incentive fees that are lower than the fees to which the Fund is subject.

Activities of the Adviser, Central Park Advisers and Brencourt Advisors

Each of the Adviser, Central Park Advisers and Brencourt Advisors and any agent appointed by any of them to perform any services for the Fund, shall devote so much of their time and personnel to the affairs of the Fund as may reasonably be required to perform their obligations under the Trust Agreement, any other agreement they may have with the Fund or each other or as the conduct of the business of the Fund shall reasonably require.  No affiliates shall be obligated to do or perform any act or thing in connection with the business of the Fund not expressly set forth herein.  The Adviser, Central Park Advisers and Brencourt Advisors are not restricted from engaging in any type of activity with any person whatsoever, except as may be required under the Trust Agreement.

USE OF PROCEEDS

The Fund invests the net proceeds of the offering in accordance with the Fund's investment objective and policies and principal strategies as soon as practicable (which the Fund expects to be within three months) after each closing of the offering.  The Adviser has borne the non-recurring organizational costs of the Fund.  The Fund incurred offering expenses of approximately $292,000 in connection with this offering.

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

Investment Objective

The Fund's investment objective is to achieve capital appreciation, while seeking to moderate risk and reduce volatility compared to the general equities markets, by pursuing a variety of investment strategies.  These include primarily three core event-driven strategies –  merger arbitrage, credit opportunities and equity special situations – and, to a lesser degree, relative value strategies and capital structure arbitrage strategies.  At any given time, however, the Fund may not invest in all of the investment strategies described in this prospectus, nor is the Fund's allocation among strategies fixed.  The Fund will not invest more than 10% of the value of its total assets in any single transaction nor will it invest more than 25% of the value of its total assets in the securities of issuers in any single industry or group of industries.  Additionally, the Adviser may add other investment strategies at its discretion.  The Fund's investment program is substantially similar to several client accounts currently managed by Brencourt Advisors under the supervision of Mr. William L. Collins, the Fund's Portfolio Manager.

Additional information about the Fund's principal investment policies and strategies, and the types of investments that are expected to be made by the Fund, is provided below.  The Fund's investment objective is a fundamental policy and may not be changed without the approval of investors.  Except as otherwise indicated, the Fund's investment policies and restrictions are not fundamental and may be changed without a vote of the investors, if the Board believes doing so would be consistent with the Fund's investment objective.

No assurance can be given that any or all investment strategies will be successful or that the Fund will achieve its investment objective.

Principal Strategies

Event-driven strategies involve investments in companies undergoing significant corporate transactions or structural transformations.  Event-driven strategies generally seek to profit from events such as a change in an issuer's corporate or capital structure, a change in a debt repayment obligation or a management transition, and focus on earning excess return through the purchase or sale of securities based on anticipated outcomes of company specific or transaction specific situations, such as spin-offs, divestitures, restructurings, mergers and acquisitions, takeovers, tender or exchange offers, liquidations, reorganizations, bankruptcies, recapitalizations and share buybacks.  The Fund expects that it will employ principally merger arbitrage, credit opportunities and equity special situations strategies.

Merger arbitrage strategies attempt to exploit merger activity to capture the spread between current market values of securities and their values after successful completion of a merger, restructuring or similar corporate transaction.

Credit opportunities strategies (sometimes referred to as distressed/stressed securities investing) involve investing in corporate bonds, privately held loans and other securities or obligations of companies that are highly leveraged, in financial difficulty, have filed for bankruptcy or appear likely to do so in the near future.

Equity special situations strategies attempt to invest in securities of issuers facing special situations, such as restructurings, spin-offs, liquidations or privatizations.  These strategies seek to profit by capturing discrepancies in valuation between the current market price of a security and its expected future value based on the occurrence of these situations.

Relative value strategies seek to identify and exploit spread relationships between pricing components of financial assets or commodities, either with respect to single assets or commodities or groups of assets or commodities whose prices are deemed to move in relation to each other.  These strategies focus on generating profits resulting from the difference in price between related securities (for example, a 5-year and a 10-year bond issued by the same company), rather than because of the direction of the market.  These strategies seek to avoid assuming any outright market risk, although the risk of loss may be significant if the Adviser has incorrectly evaluated the nature or extent of the expected spread relationships or if unexpected, intervening events affect these relationships.

Capital structure arbitrage strategies seek to invest in multiple financial instruments of a given company that the Adviser believes have become mispriced relative to one another.  The objective of this strategy is to take advantage of pricing dislocations between different securities of the same issuer, or a pair of issuers.  These strategies seek to exploit pricing disparities in a single firm's capital structure or within a parent/subsidiary capital structure.  The Adviser may seek to purchase the undervalued security and sell the overvalued security, expecting the pricing disparity between the two to disappear.  In the example of a single company's capital structure, this pricing inefficiency could exist between senior versus subordinated debt of a firm or between fixed income and equity securities.

Investment Activities and Techniques

The Fund may consider engaging in the following investment activities and techniques when pursuing one or more of the principal strategies mentioned above, and any other investment strategy the Adviser may seek to employ at its discretion.  Such activities and techniques have certain inherent business risks associated with them.  See "Risk Factors."

Undervalued securities.  The Fund will seek to take advantage of opportunities that it believes would result in earning advantageous returns through investing in the securities of companies that the Adviser believes are relatively undervalued due to poor financial or operating performance or of which the companies' financial strength is not recognized or reflected in the market price of such securities, have been subject to downturns in such companies' economic sectors, which the Adviser believes may be reversed in the relatively near term, or have been subject to exaggerated market fluctuations and conditions that the Adviser believes do not reflect fundamental changes (real or perceived) in such companies' financial health.  The goal of the Fund in such investments is to seek to identify and invest in securities that have strong potential for increases in value, and in certain cases to seek to participate through its investments in the restructuring and recovery of financially distressed companies.

Overvalued securities.  The Fund also may sell short securities that it believes are relatively overvalued.  The Adviser will analyze such factors as company debt levels, aggressive accounting practices, potential fraud, unrealistic growth or earnings projections on the part of analysts or shareholders, competitive pressures within a company's industry, and fundamental economic changes that may adversely affect a company's growth and profitability. The Adviser believes that there may be opportunities at certain times in creating positions that involve long and short positions in the securities of the same issuer.  For example, the Adviser intends to identify situations in which the Fund may purchase or sell a debt security, against which it may simultaneously sell or purchase an equity security of the same issuer. The Adviser believes that such paired transactions may, in certain circumstances, significantly reduce the volatility of such investments.

Bankrupt and troubled companies.  The Fund may invest in securities of issuers in weak financial condition, experiencing poor operating results, having substantial capital needs or negative net worth, facing special competitive or product obsolescence problems, or that are involved in or have recently completed bankruptcy or reorganization proceedings.  It is anticipated that certain of such securities may not be widely traded and that the Fund's position in such securities may be substantial in relation to the market for the securities.  These types of securities require active monitoring and may, at times, require participation in bankruptcy or reorganization proceedings by the Adviser and its affiliates on behalf of the Fund.  See "Risk Factors—Financial and Market Risks of Bankrupt, Multi-Event and Special Situation Companies," above.

Bank debt, bonds, and other debt obligations.  The Fund may seek to make investments in secured, unsecured, senior, general, subordinated and other debt instruments of financially troubled companies as well as in subordinated debt and preferred stock of such companies.  Investments in secured and other senior debt are protected by various types of legal safeguards and a secured debt holder typically receives both the largest distributions (as a percent of their claims) in a bankruptcy proceeding as well as the most valuable consideration (usually consisting of cash or senior secured debt).  Senior unsecured debt ranks prior to all subordinated claims in a bankruptcy proceeding and typically is required to be paid in full before any of the issuing company's subordinated debt is paid at all.

The Fund may also purchase trade receivables of financially distressed companies (i.e., the claims of trade creditors against the issuer for the payment of money in respect of goods or services provided to the company).  Typically, such claims are unsecured and non-interest bearing.  The Fund will seek to acquire such claims at a discount, normally through privately negotiated transactions with the creditor, with the expectation of receiving a greater amount pursuant to a judicially approved plan of liquidation or reorganization, from a resale of the claim to another investor or from an exchange of the claim for securities issued by the reorganized debtor.

Medium, lower rated and defaulted corporate debt securities.  The Fund may seek to invest in corporate debt securities that are rated in the medium to lowest rating categories by Standard & Poor's ("S&P") and Moody's Investor Services, Inc. ("Moody's"), both of which are nationally recognized statistical rating organizations.  Corporate debt securities rated Baa are regarded by Moody's as being neither highly protected nor poorly secured.  Interest payments and principal security with respect to these securities appear adequate to Moody's for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such securities are regarded by Moody's as lacking outstanding investment characteristics and having speculative characteristics.  Corporate debt securities rated BBB are regarded by S&P as having adequate capacity to pay interest and repay principal.  Such securities are regarded by S&P as normally exhibiting adequate protection parameters, although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for securities in this rating category than in higher rated categories.  Corporate debt securities that are rated B are regarded by Moody's as generally lacking characteristics of a desirable investment.  In Moody's view, assurance of interest and principal payments or of maintenance of other terms of such securities over any long period of time may be small.  Corporate debt securities rated BB, B, CCC, CC and C are regarded by S&P on balance as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.  In S&P's view, although such securities likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.  BB and B are regarded by S&P as indicating the two lowest degrees of speculation in this group of ratings.  Securities rated D by S&P or C by Moody's are in default and are not currently performing.  Substantial risks may be involved in investing in such securities.

Short sales. The Fund may, but is not obligated to, sell securities short.  To effect a short sale, the Fund will borrow the security from a brokerage firm, or other permissible financial intermediary, and make delivery to the buyer.  The Fund then is obligated to replace the borrowed security by purchasing it at the market price at the time of replacement.  The price at such time may be more or less than the price at which the security was sold by the Fund, which would result in a loss or gain, respectively.

Selling securities short involves selling securities that the Fund does not own.  To make delivery to its purchaser, the Fund must borrow securities from a third party lender.  The Fund will subsequently return the borrowed securities to the lender by delivering to the lender the securities it receives in the transaction or by purchasing securities in the market.  The Fund generally would pledge cash with the lender equal to the market price of the borrowed securities.  This deposit may be increased or decreased in accordance with changes in the market price of the borrowed securities.  During the period in which the securities are borrowed, the lender typically retains its right to receive interest and dividends accruing to the securities.  In exchange, in addition to lending the securities, the lender may pay the Fund a fee for the use of the Fund cash.  This fee is based on prevailing interest rates, the availability of the particular security for borrowing and other market factors.  Short-selling activities in the United States are subject to restrictions imposed by the United States securities laws and various stock exchanges and option exchanges on which the Fund may in the future become a member or be admitted to trading privileges.  Unless the Fund owns the security it sells short, has purchased a call option respecting such security or otherwise covered or hedged such short sale, there is, in theory, no limit to the loss that the Fund could incur in connection with a short sale.  See "Risk Factors—Short Selling," above.

Convertible securities arbitrage.  The Fund may, from time to time, seek to engage in convertible securities arbitrage transactions, which involve investing in the convertible securities of companies and then selling short common stock as a hedge.  Convertible bonds, convertible preferred stock and mandatory convertibles are a few of the equity-linked instruments traded in this strategy.  The convertible bond is a hybrid product that combines the coupon of a debt instrument with a fixed conversion rate that acts as a call option.  An example of a convertible securities arbitrage transaction would be the purchase of a convertible security and an offsetting short sale of the underlying security to take advantage of a price differential in the two securities.

Liquidations.  From time to time, companies announce that they intend to pursue a plan of liquidation, under which all or substantially all of the assets of the company to be liquidated are to be sold, with the proceeds of sales ultimately to be distributed to the stockholders of the company.  There may be several liquidating distributions in connection with a particular liquidation.  In the case of liquidation proposals, the market value of the assets of the company to be liquidated is evaluated and a determination made of the likelihood that the transaction will occur.  If the Adviser believes that the assets of the company to be liquidated are worth more than the market price of the company's publicly traded securities, and the Adviser believes that there is a substantial likelihood that the liquidation will occur, the Fund may seek to invest in the securities of the company to be liquidated in the expectation of profiting from the differential between the cost of the securities purchased and the amount of the liquidating distributions (less any commission and fees).  See "Risk Factors—Financial and Market Risks of Bankrupt, Multi-Event and Special Situation Companies," above.

Recapitalization and share repurchase programs.  The Fund may also take positions in the securities of companies that are embarking on a recapitalization or share repurchase program.  Based on research, the Adviser may determine that the value of particular securities of a company will increase or decrease as the result of the recapitalization or share repurchase program and, thus, the Fund may seek to take a position in the securities that are affected by a recapitalization or share repurchase program.

New issues.  The Fund may invest in equity securities purchased in initial public offerings.

Exchange-traded funds.  Shares of exchange-traded funds ("ETFs") and other similar instruments may be purchased or sold short by the Fund.  An ETF is an investment company that is registered under the Investment Company Act that holds a portfolio of common stocks designed to track the performance of a particular index.  ETFs sell and redeem their shares at net asset value in large blocks (typically 50,000 of its shares) called "creation units."  Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market in lots of any size at any time during the trading day.

Instruments the Fund may purchase that are similar to ETFs represent beneficial ownership interests in specific "baskets" of stocks of companies within a particular industry sector or group.  These securities also may be listed on national securities exchanges and purchased and sold in the secondary market, but unlike ETFs are not registered as investment companies under the Investment Company Act.

Investments in ETFs and other instruments involve certain inherent risks generally associated with investments in a broadly-based portfolio of stocks including risks that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF or other instrument.  In addition, an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or number of stocks held.

Because ETFs and pools that issue similar instruments bear various fees and expenses, the Fund's investment in these instruments will involve certain indirect costs, as well as transaction costs, such as brokerage commissions.  The Adviser may consider the expenses associated with an investment in determining whether to invest in an ETF or other instrument.

Derivatives

The Fund is authorized, but is not required, to use financial instruments, known as derivatives, to attempt to hedge portfolio risk and for non-hedging purposes. A derivative is generally defined as an instrument whose value is derived from, or based upon, some underlying index, reference rate (such as interest rates or currency exchange rates), security, commodity or other asset. The Adviser believes that it generally will utilize put and call options on securities and currencies, forward contracts on currencies, credit default swaps and futures contracts for these purposes.

The Fund may buy or sell put or call options on securities or indexes of securities.  If the Fund purchases an option, it must pay the price of the option and transaction charges to the broker effecting the transaction.  If the option is exercised by the Fund, the total transaction costs associated with the purchase and exercise of the option may be more than the amount of the brokerage costs that would be payable if the security were to be purchased directly.  If the option expires unexercised, the Fund will lose the costs associated with the option.  The Fund may engage in options arbitrage transactions, and may take options into its portfolio the underlying stock of which may be a potential target security in a merger, exchange offer or cash tender offer.

The Fund may buy or sell options traded on options exchanges or in over-the-counter markets.  A put option gives the purchaser of the option the right to sell, and obligates the writer of the put option to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option.  Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer of the call option to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option.

The Fund may enter into forward currency contracts. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the forward currency contract agreed upon by the parties, at a price set at the time the forward currency contract is entered into by the parties. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange. Forward currency contracts generally are traded in an interbank market directly between currency traders (usually large commercial banks) and their customers.

In a credit default swap, the Fund will exchange the credit risk of an issuer (a "reference entity") with another party.  The buyer of a credit default swap is said to buy protection by paying periodic fees in return for a contingent payment from the seller if the reference entity has a credit event such as bankruptcy, a failure to pay outstanding obligations or deteriorating credit while the swap is outstanding.  The seller of a credit default swap is said to sell protection and thus collects the periodic fees and profits if the credit of the reference entity remains stable or improves while the swap is outstanding but the seller in a credit default swap contract would be required to pay an agreed-upon amount to the buyer in the event of an adverse credit event of the reference entity.

In a futures contract, the Fund is obligated to buy or sell a particular security, instrument or other asset at a specified future date at a price determined at the inception of the contract.  The Fund may enter into futures contracts in U.S. domestic markets or on exchanges locates outside the United States.  The Fund may also purchase and sell stock index futures contracts.  A stock index future obligates the Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day.

The Fund may purchase and sell stock index futures contracts.  A stock index future obligates a person to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day.  The Fund may also purchase and sell interest rate futures contracts.  An interest rate future obligates a person to purchase or sell an amount of a specific debt security at a future date at a specific price.  Additionally, the Fund may purchase and sell currency futures.  A currency future obligates a person to purchase or sell an amount of a specific currency at a future date at a specific price.

See "Certain Portfolio Securities and Other Operating Policies—Foreign Securities" and "Special Investment Techniques—Derivatives" in the SAI.

Borrowing; Using Leverage

The Fund is authorized to borrow money for investment purposes and to meet repurchase requests.  The use of borrowings involves a high degree of risk.  See "Risk Factors—Leverage; Borrowing."

Defensive Measures; Cash Positions

The Fund may, consistent with the investment objective, at times hold cash positions, which may be significant, pending the Adviser's selection of investment opportunities for the Fund.

 The Fund may also, from time to time, take temporary defensive positions in cash, high quality fixed-income securities, money market instruments, and money market mutual funds (the investment in which could result in additional fees being paid by the Fund), in an attempt to moderate extreme volatility caused by adverse market, economic or other conditions.  These defensive positions could prevent the Fund from achieving its investment objective.

Other

The Fund may enter into repurchase agreements with commercial banks and broker-dealers as a short-term cash management tool.  The Fund also may lend portfolio securities.  If entered into, the income earned from these practices can be used to offset the Fund's expenses.  The Fund does not intend to engage in these practices in a manner that would adversely affect its ability to achieve its investment objective.  Repurchase agreements and stock lending involve certain risks that are described in the SAI.  The Fund may invest in limited partnerships and may purchase securities of companies worldwide.

PERFORMANCE INFORMATION

Appendix B to this prospectus contains the actual, prior performance of the Fund, as well as performance information for Brencourt Advisors Accounts using the same personnel that manage the Fund in accordance with an investment program that is substantially similar to the Fund's investment program.  The information regarding Brencourt Advisors Accounts is provided to illustrate the experience and historic investment results obtained by Brencourt Advisors.  It should not be viewed as indicative of the future investment performance of the Fund.  Future investments will be made under different economic conditions and the Fund is likely to invest a substantial portion of its assets in different securities.  Prospective investors should carefully read the notes accompanying the investment performance charts in Appendix B.  PAST PERFORMANCE DOES NOT GUARANTEE FUTURE INVESTMENT RESULTS.

MANAGEMENT OF THE FUND

General

The Fund's Board provides broad oversight over the affairs of the Fund.

The Adviser serves as the Fund's investment adviser, subject to the ultimate supervision of and subject to any policies established by the Fund's Trustees, pursuant to the terms of the Investment Advisory Agreement.  Pursuant to the Investment Advisory Agreement, the Adviser is responsible, subject to the supervision of the Trustees, for formulating a continuing investment program for the Fund.  A discussion of the basis for the Board's approving the Investment Advisory Agreement will be available in the Fund's annual report to shareholders for the year ended October 31, 2011.

The offices of the Adviser are located at 805 Third Avenue, 18th Floor, New York, New York 10022. The Adviser is a joint venture between Central Park Advisers and Brencourt Advisors.  The Fund's previous investment adviser was Central Park Para Management, L.L.C., a joint venture between Central Park Advisers and  Para Advisors LLC.  At a special meeting of shareholders of the Fund held on September 23, 2011, the Fund's shareholders approved a new investment advisory agreement between the Fund and the Adviser.  The Adviser employs the Fund's Portfolio Manager to provide day-to-day management of the Fund's investment portfolio, and employs Central Park Advisers' personnel to oversee the Portfolio Manager's activities.

Central Park Advisers, an investment adviser registered under the Advisers Act, is an independent investment advisory firm specializing in the development of alternative investment offerings.  Under the control of Mr. Mitchell Tanzman and Mr. Gregory Brousseau through their controlling interests in Central Park Group, LLC, Central Park Advisers and its affiliates structure innovative investments managed by private equity, hedge fund, real estate and fund-of-funds sponsors.

Brencourt Advisors, a registered investment adviser under the Advisers Act, is controlled by Mr. William L. Collins through his ownership interest in Brencourt Advisors. Brencourt Advisors commenced investment activities as a registered investment adviser in January 2001.  Brencourt Advisors has provided investment advisory services to pooled investment vehicles (e.g., hedge funds), separate accounts, investment partnerships and individuals, and has done so using event-driven strategies since 2001, and, as of December 31, 2011, had approximately $330 million of assets under management, including proprietary funds.

Portfolio Management

Mr. William Collins is the Fund's Portfolio Manager.  As Portfolio Manager, Mr. Collins is primarily responsible for the day-to-day management of the Fund's portfolio.  Mr. Collins is responsible for, and authorized to manage, the Fund's portfolio, including conducting investment due diligence, performing research analysis and making the ultimate selection of the Fund's investments.

Brencourt Advisors was founded by William L. Collins, its principal owner, in January 2001 to continue the investment philosophy and strategy that he had established in managing Taurus Partners, L.P. from 1993 through 2000.  Prior to founding Brencourt Advisors, Mr. Collins was a Senior Managing Director at ING Furman Selz Asset Management, where he managed the firm's capital in event-driven strategies, as well as over $1 billion in client assets, and was responsible for the department's growth, development and performance since its inception in 1986.  Mr. Collins joined Furman Selz, LLC in 1980 and served on the firm's Board of Directors from 1989 until its acquisition by ING Group in 1997.  During that time, he also served on the firm's management committee.  Prior to joining Furman Selz, LLC, Mr. Collins managed the proprietary options department at Bache Halsey Stuart Shields.  Prior to that, he was a trader in Lehman Brothers' risk arbitrage department.  Mr. Collins received his B.A. from St. John's University and M.B.A. from New York University.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager and the Portfolio Manager's ownership of Shares in the Fund.

Manager and Asset-Based Fee

The Manager provides management and administrative services to the Fund, including: providing office space, handling of shareholder inquiries regarding the Fund, providing shareholders with information concerning their investment in the Fund, coordinating and organizing meetings of the Fund's Board and providing other support services.

The Fund pays a monthly fee to the Manager for management and administrative services at an annual rate of 2.00% of the Fund's average monthly net assets.  The overall amount payable by the Fund and its shareholders, consisting of the Asset-Based Fee and the Incentive Fee, is higher than those paid by most other registered investment companies, but not by private funds (so-called "hedge funds") engaging in similar strategies.  The Manager pays a portion of the Asset-Based Fee to Brencourt Advisors.

Incentive Fee

In addition to the Asset-Based Fee paid to the Manager, the Adviser is paid Incentive Fees in an amount generally equal to 20% of the Fund's net profits.  For the purposes of calculating the Incentive Fee, net profits will be determined by taking into account net realized gain or loss (including realized gain that has been distributed to shareholders during a fiscal period) and the net change in unrealized appreciation or depreciation of securities positions.  No Incentive Fee will be payable for any period unless losses and depreciation from prior periods have been recovered by the Fund.  This is sometimes known as a "high water mark" calculation.  The Adviser is under no obligation to repay any Incentive Fees previously paid by the Fund.  Thus, the payment of the Incentive Fee for a period will not be reversed by the subsequent decline of the Fund's assets in any subsequent period.

The Fund accrues the Incentive Fee monthly based on the Fund's investment performance.  The Fund's net asset value is reduced or increased to reflect these calculations.  Accordingly, the repurchase price received by an investor whose shares are repurchased in a repurchase offer will be based on a share valuation that will reflect an Incentive Fee accrual if the Fund has experienced positive performance through the date of repurchase.  No adjustment to a repurchase price will be made after it has been determined.  However, for shareholders whose shares are not repurchased on a periodic share repurchase date, the Incentive Fee accrual may subsequently be reversed if the Fund's performance declines.

Incentive Fees payable, or portions thereof, are determined as of, and are promptly paid after, the last day of a fiscal period.  The "fiscal period" is normally the fiscal year, except that, whenever there are share repurchases pursuant to periodic repurchase offers since the date of the end of the prior fiscal period, the period of time from the end of the last fiscal period through that date constitutes a new fiscal period.  In such event, only that portion of the accrued Incentive Fee that is proportional to the assets paid in respect of such repurchase (not taking into account any proceeds from contemporaneous Share purchases or reinvestments) will be paid to the Adviser for such fiscal period.

If the Fund is in a net loss situation, there will be no accrual of Incentive Fees, and no Incentive Fees will be payable.  If this situation arises, the Fund will keep track of its "cumulative loss" on a monthly basis.  Each time Shares are repurchased in a repurchase offer, and each time the Fund pays a dividend or a distribution, the Fund will adjust the amount of any cumulative loss downward in proportion to the reduction in the Fund's assets paid in respect of such repurchase or paid in respect of such dividend or distribution, so that the repurchase of Shares or payment of a dividend or distribution has the effect of reducing the amount of cumulative loss.  However, if after a loss is incurred by the Fund, there are additional sales of Shares (including Shares issued as a result of the reinvestment of dividends and distributions), the number of outstanding Shares will increase and the per-Share amount (but not the dollar amount) of cumulative loss will be reduced.  As a result, if you do not reinvest your distributions, the benefit you receive from a cumulative loss (if any) will be diluted.  This means that you may bear a higher percentage Incentive Fee than you otherwise would.

Very few investment advisers to registered investment companies receive performance-based compensation similar to the Incentive Fee to which the Adviser is entitled.  However, the Incentive Fee is comparable to performance-based fees charged by private funds.

The calculation of the Incentive Fee involves complex accounting concepts.  The Fund encourages you to consult with you financial adviser regarding this calculation.

Other Expenses of the Fund

The Fund bears all expenses incurred in the business of the Fund other than those specifically required to be borne by the Adviser and other service providers pursuant to their agreements with the Fund.  Expenses borne by the Fund include:

•
all costs and expenses related to portfolio transactions and positions for the Fund's account, including, but not limited to, brokerage commissions, research fees, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold short but not yet purchased, custodial fees, shareholder servicing fees, margin fees, transfer taxes and premiums and taxes withheld on foreign income;

•	all costs and expenses associated with the operation and registration of the Fund, offering costs and the costs of compliance with any applicable Federal or state laws;

•
fees of the Trustees who are not "interested persons" (as defined in the Investment Company Act) of the Fund and the costs and expenses of holding any meetings of the Board or shareholders that are regularly scheduled, permitted or required to be held under the terms of the Trust Agreement, the Investment Company Act or other applicable law;

•	fees and disbursements of any attorneys, accountants, auditors and other consultants and professionals engaged on behalf of the Fund;

•	the costs of a fidelity bond and any liability or other insurance obtained on behalf of the Fund, the Adviser, the Manager or the Trustees;

•	all costs and expenses of preparing, setting in type, printing and distributing reports and other communications to shareholders;

•
all expenses of computing the Fund's net asset value, including any equipment or services obtained for the purpose of valuing the Fund's investment portfolio, including appraisal and valuation services provided by third parties;

•	all charges for equipment or services used for communications between the Fund and any custodian, or other agent engaged by the Fund;

•	the fees of custodians and other persons providing administrative services to the Fund; and

•	such other types of expenses as may be approved from time to time by the Board.

The Fund will reimburse the Adviser and the Manager for any of the above expenses that they pay on behalf of the Fund.

Additional Administrative and Custodial Services

Gemini Fund Services, as the Fund administrator, performs certain administration, accounting and shareholder services for the Fund.  In consideration for these services, the Fund pays Gemini Fund Services a fee based on the average net assets of the Fund (subject to certain minimums), and will reimburse Gemini Fund Services for out-of-pocket expenses.

Union Bank, N.A., 350 California Street, San Francisco, California 94104, acts as custodian for the Fund's assets.

SHAREHOLDER QUALIFICATIONS

Shares in the Fund are offered only to shareholders who are "qualified clients" as such term is defined in Rule 205-3 under the Advisers Act, as that rule may be amended from time to time.  Currently, qualified clients include natural persons and companies (other than investment companies) that have a net worth (together, in the case of a natural person, with assets held jointly with a spouse) of more than $2 million, or who meet the standard for a "qualified purchaser" in the Investment Company Act and the rules thereunder.  Qualified clients also include certain knowledgeable employees who participate in Central Park Advisers' investment activities.  All of these persons are referred to in this prospectus as "Qualified Investors."  You must complete and sign an Investor Certification before you may invest.  If your Investor Certification is not received and accepted by the Fund by the applicable Closing Date, your order will not be accepted.  A form of Investor Certification is included as Appendix A to this prospectus.  The Fund will not be obligated to sell to brokers or dealers any Shares that have not been placed with Qualified Investors.

REDEMPTIONS, REPURCHASES OF SHARES AND TRANSFERS

The Board has adopted share repurchase policies as fundamental policies.  These policies, which may not be changed without the vote of the holders of a majority of the Fund's outstanding voting Shares (as defined in the Investment Company Act), provide that each quarterly period, the Fund intends to make an offer to repurchase a portion of its outstanding Shares from shareholders who request repurchases.  Shares will normally be repurchased at the net asset value per Share determined as of the close of regular trading on the New York Stock Exchange ("NYSE") within a maximum of 14 days after the repurchase offer ends as described below.

No Right of Redemption or Transfer

The Fund is not expected to be listed on a national stock exchange.  No public market exists for Shares, and none is expected to develop.  As a result, liquidity will be provided to investors principally through quarterly repurchase offers.  With very limited exceptions, Shares are not transferable.

Repurchases of Shares

The Fund has an interval fund structure, pursuant to which it intends to make quarterly offers to repurchase at net asset value between 5% and 25% of its outstanding Shares in the Board's discretion.  Currently, the Fund expects to offer to repurchase 25% of its outstanding Shares every January, April,  July and October.  The Fund intends to fund repurchase offers by using cash on hand, and, to the extent necessary, liquidating portfolio securities, or by borrowing to finance the repurchases.  The repurchase offers are made pursuant to fundamental policies of the Fund that may be changed only with the approval of the Fund's shareholders.

Repurchases of Shares may decrease the Fund's total assets and accordingly may increase its expenses as a percentage of average net assets.  Further, interest on any borrowings to finance any such share repurchase transactions may reduce the Fund's returns.

The Fund will make quarterly offers to repurchase Shares pursuant to Rule 23c-3 under the Investment Company Act, and the Trustees may place such conditions and limitations on the repurchase offers as may be permitted under that rule.  The deadline by which the Fund must receive repurchase requests submitted by shareholders in response to each repurchase offer (the "repurchase request deadline") will be generally on or about the 18th day in the months of January, April, July and October or, if the 18th day is not a business day, on the next business day.  The date on which the repurchase price for Shares is to be determined will be generally the last day of the month (the "repurchase pricing date"), but shall occur no later than the 14th day after the repurchase request deadline (or the next business day, if the 14th day is not a business day).

Repurchase offers may be suspended or postponed only under certain circumstances as provided for in Rule 23c-3 under the Investment Company Act.  If a repurchase offer is suspended or postponed, the Fund shall provide notice to shareholders of such suspension or postponement.  If the Fund thereafter renews the repurchase offer, the Fund shall send a new notification of the offer to shareholders.

Prior to the commencement of a repurchase offer, the Fund will send a notification of the offer to shareholders.  The notification will specify, among other things:

•	the percentage of Shares that the Fund is offering to repurchase;

•	the date on which a shareholder's repurchase request is due;

•	the date that will be used to determine the Fund's net asset value applicable to the Share repurchase;

•	the date by which shareholders will receive the proceeds from their Share sales; and

•	the net asset value of the Shares of the Fund no more than 7 days prior to the date of the notification.

The Fund will send this notification between 21 and 42 days before each repurchase request deadline.  A shareholder's broker, dealer or other financial intermediary may require additional time to mail the repurchase offer to the shareholder, to process the request, and to credit the account with the proceeds of any repurchased Shares.

The repurchase request deadline will be strictly observed.  If a shareholder's broker, dealer or other financial intermediary fails to submit a shareholder's repurchase request in good order by the due date, the shareholder will be unable to liquidate the Shares until the next three-month period, and the shareholder will have to resubmit the request in that subsequent period.  Shareholders should advise the Fund or their brokers, dealers or other financial intermediaries of their intentions in a timely manner.  Shareholders may withdraw or change their repurchase request at any point before the repurchase request deadline.

The Trustees will, in the exercise of their duties and subject to applicable law, determine the repurchase offer amount based upon such considerations as market demand and the Fund's net asset value per share.  There is no minimum number of Shares that must be tendered before the Fund will honor repurchase requests.  However, the repurchase offer amount determined by the Trustees for each repurchase offer sets a maximum number of Shares that may be purchased by the Fund.  If a repurchase offer is over-subscribed, the Fund may, but is not obligated to, repurchase additional Shares, but only up to a maximum amount of 2% of the outstanding Shares of the Fund.  If the Fund determines not to repurchase additional Shares beyond the repurchase offer amount, or if shareholders tender an amount of Shares greater than that which the Fund is entitled to purchase, the Fund will repurchase the shares tendered on a pro rata basis.

If prorating is necessary, the Fund will send a notice of proration on the business day following the due date.  The number of Shares each investor asked to have repurchased will be reduced by the same percentage.  If any Shares that a shareholder wishes to have repurchased by the Fund are not repurchased because of prorating, a shareholder will have to wait until the next repurchase offer, and the shareholder's repurchase request will not be given any priority over other shareholders' requests at this later date.  Thus, there is a risk that the Fund may not purchase all of the Shares a shareholder wishes to sell in a given three-month period, or in a subsequent three-month period.  In anticipation of the possibility of prorating, some shareholders may tender more Shares than they wish to have repurchased in a particular three-month period, thereby increasing the likelihood of prorating.  There is no assurance that shareholders will be able to sell as many of their Shares as they desire to sell.

All repurchase offer materials will be mailed to shareholders of record before commencement of a repurchase offer.  Shareholders whose Shares are held in the name of a broker, dealer, commercial bank, trust company or other nominee should contact such firm if they desire to tender their Shares in the repurchase offer.

In addition, the Fund may repurchase all or a portion of a shareholder's Shares if, among other reasons, the Board determines that continued ownership of such Shares by the shareholder may be harmful or injurious to the business or reputation of the Fund, or may subject the Fund or any shareholder to an undue risk of adverse tax or other fiscal consequences, or would otherwise be in the best interests of the Fund.

Determination of Repurchase Price

Repurchase prices are set at a price equal to the net asset value per Share of the Fund as of a specified date that occurs after the repurchase request deadline, which shall be specified in the notice.  The Fund's net asset value per Share may change materially between the date a repurchase offer is mailed and the repurchase request deadline, and it also may change materially shortly after a repurchase request deadline and the repurchase pricing date.  Such changes may be more pronounced and more rapid than with other funds because of the Fund's investment objective and policies and the potential for Incentive Fees.  Payment for tendered Shares will be distributed no later than seven days after the repurchase pricing date.

Net asset value per share is calculated each business day during the five business days preceding the repurchase request deadline as of the close of business on the NYSE.  The method by which the Fund calculates its net asset value is discussed under the caption "Calculation of Net Asset Value" and additional risks are discussed under "Risk Factors—Limited Liquidity."  Shareholders who wish to obtain the net asset value per share during this period should contact the Fund, the Fund's administrator, or their financial adviser.

Impact of Repurchase Policy

From the time the Fund distributes each repurchase offer notification until the repurchase pricing date, the Fund must maintain liquid assets at least equal to the percentage of its Shares subject to the repurchase offer.  For this purpose, liquid assets means assets that can be sold or disposed of in the ordinary course of business, at approximately the price at which they are valued by the Fund, within a period of time equal to the period between a repurchase request deadline and the repurchase payment date, or assets that mature by the repurchase payment date.  The Fund is also permitted to borrow money to meet repurchase requests.  Borrowing by the Fund involves certain risks for shareholders.  See "Risk Factors—Leverage; Borrowing."

A shareholder who tenders Shares for repurchase generally will have a taxable event.

Consequences of Repurchase Offers

Repurchase offers will typically be funded from available cash or sales of portfolio securities.  However, payment for repurchased Shares may require the Fund to liquidate portfolio holdings earlier than the Adviser otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Fund's portfolio turnover.  The Adviser intends to take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money to finance repurchases of Shares.  If the Fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their Shares in a repurchase offer by increasing the Fund's expenses and reducing any net investment income.  To the extent the Fund finances repurchase proceeds by selling Fund investments, the Fund may hold a larger proportion of its total assets in less liquid securities.  Also, the sale of securities to fund repurchases could reduce the market price of those securities, which in turn would reduce the Fund's net asset value.

Conducting repurchase offers at other than fiscal year end may require the Fund to pay the Adviser a portion of its Incentive Fee accrued through the date of repurchase where, if such repurchase offer had not occurred, the Adviser might not have been eligible to receive an Incentive Fee for the entire fiscal year.  Conversely, if at the time of a repurchase offer the Fund has a cumulative loss, such cumulative loss will be reduced in proportion to the amount of assets paid to Shareholders with the result that the Adviser will be in a better position to eventually earn an Incentive Fee.

Repurchase of the Fund's Shares will tend to reduce the amount of outstanding Shares and, depending upon the Fund's investment performance, its net assets.  As a result of the relatively small size of the Fund compared to other closed-end management investment companies, the Fund pays a relatively high amount of annual costs as a percentage of its net assets.  These costs result in part from the Fund's actively managed portfolio, as well as from the types of investments and investment techniques that the Fund employs as well as certain fixed expenses that are shared over a relatively small asset base.  See "Risk Factors—Expenses."  A reduction in the Fund's net assets may increase the Fund's expense ratio, to the extent that additional Shares are not sold.  In addition, the repurchase of Shares by the Fund may be a taxable event to shareholders.

CALCULATION OF NET ASSET VALUE

The Fund typically will compute its net asset value monthly in accordance with the procedures set forth below.

Domestic exchange traded and NASDAQ listed equity securities (other than options) will be valued at their last closing sale prices as reported on the exchanges where those securities are traded.  If no sales of those securities are reported on a particular day, the securities will be valued based upon their bid prices for securities held long, or their ask prices for securities held short, as reported by those exchanges.  Securities traded on a foreign securities exchange will be valued at their last sale prices on the exchange where the securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices (in the case of securities held long) or ask prices (in the case of securities held short) as reported by that exchange.  Other securities for which market quotations are readily available will be valued at their bid prices (or ask prices in the case of securities held short) as obtained from one or more dealers making markets for those securities.  If market quotations are not readily available, securities and other assets will be valued at fair value as determined in good faith by, or under the supervision of, the Board.

Debt securities (other than convertible debt securities) will be valued in accordance with the procedures described above, which with respect to these securities may include the use of valuations furnished by a pricing service which employs a matrix to determine valuations for normal institutional size trading units.  The Board will periodically monitor the reasonableness of valuations provided by the pricing service.  Such debt securities with remaining maturities of 60 days or less will, absent unusual circumstances, be valued at amortized cost, so long as this method of valuation is determined by the Board to represent fair value.  If in the view of the Adviser, the bid price of a listed option or debt security (or ask price in the case of any such security held short) does not fairly reflect the market value of the security, the Adviser may request that the Board, or a committee thereof, instead value the security at fair value.  In any such situation, the Board, or a committee thereof, will consider the recommendation of the Adviser, and, if it determines in good faith that an override of the value assigned to the security under the procedures described above is warranted, will value the security at fair value as determined by the valuation committee in good faith.

All assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a pricing service compiled as of 4:00 p.m.  New York time.  Trading in foreign securities generally is completed, and the values of foreign securities are determined, prior to the close of securities markets in the U.S. Foreign exchange rates are also determined prior to such close.  On occasion, the values of foreign securities and exchange rates may be affected by events occurring between the time as of which determination of values or exchange rates are made and the time as of which the net asset value of the Fund is determined.  When an event materially affects the values of securities held by the Fund or its liabilities, such securities and liabilities may be valued at fair value as determined in good faith by, or under the supervision of, the Board.

Prospective investors should be aware that situations involving uncertainties as to the valuation of portfolio positions could have an adverse effect on the Fund's net assets if the Board's judgments regarding appropriate valuations should prove incorrect.  The fair values of one or more assets may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund's net asset value.  As a result, the Fund's issuance or repurchase of its Shares at net asset value at a time when it owns securities that are valued at fair value may have the effect of diluting or increasing the economic interest of existing shareholders.  Fair values assigned to the Fund's investments will also affect the amount of the Asset-Based Fee and Incentive Fee.  See "Risk Factors—Incentive Fee."  All fair value determinations by the Adviser are subject to ratification by the Board.

Expenses of the Fund, including the Asset-Based Fee and the Incentive Fee and the costs of any borrowings are accrued monthly and taken into account for the purpose of determining net asset value.  See "Risk Factors—Incentive Fee."

DESCRIPTION OF SHARES

General

The Fund is an unincorporated statutory trust organized under the laws of the state of Delaware.  The Fund is authorized to issue an unlimited number of Shares of beneficial interest.  The Board is authorized to increase or decrease the number of Shares the Fund is authorized to issue.  Each Share has one vote at all meetings of shareholders and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable.

All Shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights.  The Fund will send periodic reports (including financial statements) to all shareholders.  The Fund does not intend to hold annual meetings of shareholders.  Shareholders do not have preemptive, subscription or conversion rights, and are not liable for further calls or assessments.  Shareholders are entitled to receive dividends only if and to the extent declared by the Board and only after the Board has made provision for working capital and reserves as it in its sole discretion deems advisable.  Shares are not available in certificated form.  Any transfer of Shares will be void if made (i) to an account held through a broker, dealer or other financial intermediary that has not entered into an agreement for the provision of shareholder services to the Fund or (ii) to any person who is not a Qualified Investor.  In addition, in the event of any transfer that violates the foregoing transfer restrictions, such as pursuant to testate or intestate succession, the Fund will have the right (but not the obligation) to repurchase any such improperly transferred Shares at their then current net asset value.  This repurchase right would be in addition to any other remedy that the Fund may have, including, when consistent with applicable law, refusing to recognize any such transfer.  With very limited exceptions, Shares are not transferable and liquidity will be provided principally through limited repurchase offers.  See "Risk Factors—Limited Liquidity."

In general, any action requiring a vote of the holders of the Shares of the Fund shall be effective if taken or authorized by the affirmative vote of a majority of the outstanding Shares.  Any change in the Fund's fundamental policies may also be authorized by the vote of the holders of two-thirds of the Shares present at a shareholders' meeting if the holders of a majority of the outstanding Shares are present or represented by proxy.

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, after payment of all of the liabilities of the Fund, shareholders are entitled to share ratably in all the remaining assets of the Fund.

TAXES

The Fund intends to qualify and has elected to be treated as a regulated investment company (a "RIC") under the Code.  As a RIC, the Fund will generally be exempt from federal income taxes on net investment income and capital gain distributed to shareholders, as long as at least 90% of the Fund's investment income and net short-term capital gains are distributed to shareholders each year.  If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% (98.2% for calendar years after 2010) of its capital gain net income, plus any such amounts that were not distributed in previous taxable years, then the Fund will be subject to a 4% tax on the undistributed amounts.

Dividends from net investment income and net short-term capital gain are taxable as ordinary income (which generally cannot be offset with capital losses from other sources) and, to the extent attributable to dividends received by the Fund from U.S. corporations, may be eligible for a dividends-received deduction for shareholders that are corporations.  Further, for taxable years beginning before January 1, 2013, to the extent such dividends are attributable to dividends received by the Fund from U.S. corporations and certain foreign corporations, such dividends may, in certain cases, be eligible for treatment as "qualified dividend income", which is subject to tax at rates equivalent to long-term capital gain tax rates (which currently reach a maximum of 15%), by shareholders that are individuals.  Distributions from net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) are taxable as long-term capital gain, regardless of how long Shares have been held by the shareholder, and are not eligible for the dividends-received deduction or treatment as "qualified dividend income."  The determination of whether a distribution is from capital gains is generally made taking into account available net capital loss carryforwards, if any.  Under the Regulated Investment Company Modernization Act of 2010 (the "Modernization Act"), if a RIC has a "net capital loss" (that is, capital losses in excess of capital gains) for a taxable year, that portion of the net capital loss consisting of the excess (if any) of the RIC's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the RIC's next taxable year, and that portion of the net capital loss consisting of the excess (if any) of the RIC's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the RIC's next taxable year.  Any such capital losses of a RIC may be carried forward to succeeding taxable years of the RIC without limitation.  Net capital loss carryforwards of a RIC arising in taxable years of the RIC beginning on or before December 22, 2010 (the date of enactment of the Modernization Act) may be applied against any net realized capital gains of the RIC in each succeeding year, or until their respective expiration dates, whichever is first.

The tax treatment of dividends and capital gain distributions is the same whether you take them in cash or reinvest them to buy additional Fund Shares.  Distributions by the Fund in excess of the Fund's current and accumulated earnings and profits for the relevant period will be treated as a tax-free return of capital to the extent of (and in reduction of) the tax basis in your Shares and any such amount in excess of your tax basis will be treated as gain from the sale of Shares, as discussed below.

When you sell Shares or have Shares repurchased by the Fund, any gain or loss you realize will generally be treated as a long-term capital gain or loss if you held your shares for more than one year, or as a short-term capital gain or loss if you held your Shares for one year or less.  Any such loss realized will be disallowed to the extent the Shares disposed of are replaced (including through reinvestment of dividends) with substantially similar shares within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the Shares.  Further, if you sell Shares on which a long-term capital gain distribution has been received and you held the Shares for six months or less, any loss you realize will be treated as a long-term capital loss to the extent that it offsets the long-term capital gain distribution.

The Fund does not intend to operate so as to be permitted to "pass-through" to its shareholders credit for foreign taxes, if any, payable by the Fund.  Certain foreign currency gains or losses attributable to currency exchange rate fluctuations are treated as ordinary income or loss.  Such income or loss may increase or decrease (or possibly eliminate) the Fund's income available for distribution.  If, under the rules governing the tax treatment of foreign currency gains and losses, the Fund's income available for distribution is decreased or eliminated, all or a portion of the dividends declared by the Fund may be treated for federal income tax purposes as a return of capital or, in some circumstances, as capital gains.  Generally, a shareholder's tax basis in Fund shares will be reduced to the extent that an amount distributed to such shareholder is treated as a return of capital.

Certain of the investments and investment strategies of the Fund may be subject to special and complex federal income tax provisions (some of which are described in more detail in the SAI) that, among other things, can (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss, (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock, securities or other assets is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions, and/or (vii) produce income that will not qualify as good income under the 90% gross income test described in the SAI at "Tax Aspects."  As more fully described in "Tax Aspects" in the SAI, if the Fund invests in an entity that is classified as a "passive foreign investment company" ("PFIC") for federal income tax purposes, the operation of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the Fund.  In addition, gain realized from the sale or other disposition of PFIC securities may be treated as ordinary income.

The Fund expects that each January, the Fund will send shareholders information on the tax status of any distribution made during the previous calendar year.  Because each shareholder's situation is unique, you should always consult your tax advisor concerning the effect income taxes may have on your individual investment.

A shareholder that is not subject to tax on its income will not be required to pay tax on amounts distributed to it by the Fund, provided that the tax-exempt shareholder's acquisition of its Shares is not debt-financed within the meaning of Section 514 of the Code.

If a shareholder recognizes a loss with respect to Shares in excess of certain prescribed thresholds (generally, $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder), the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886.  Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but, under current guidance, shareholders of RICs are not excepted.  The fact that a loss is reportable as just described does not affect the legal determination of whether the taxpayer's treatment of the loss is proper.  Shareholders should consult their tax advisors to determine the applicability of this reporting requirement in light of their individual circumstances.

Fund distributions may be subject to state and local taxes.  You should consult with your own tax advisor regarding the particular consequences of investing in the Fund.

PLAN OF DISTRIBUTION

General

Foreside Fund Services, LLC, the Fund's principal underwriter, acts as the distributor of the Fund's Shares on a best efforts basis, subject to various conditions.  The Fund also may distribute Shares through brokers or dealers with which it has entered into distribution agreements.  Additionally, the Fund may itself accept offers to purchase Shares that it receives directly from investors.  The Fund is not obligated to sell to a broker or dealer any Shares that have not been placed with Qualified Investors.  The Distributor compensates the Distributor's financial advisors, as well as third-party securities dealers and other financial industry professionals, in connection with the sale and distribution of Shares.  The Fund may also enter into shareholder administrative or servicing agreements with third party broker-dealers; the Manager will be responsible for any fees payable under such administrative or servicing agreements.

The Manager or its affiliates, in the Manager's discretion and from their own resources, may pay additional compensation to brokers or dealers in connection with the sale and distribution of the Shares (the "Additional Compensation").  In return for the Additional Compensation, the Fund may receive certain marketing advantages including access to a broker's or dealer's registered representatives, placement on a list of investment options offered by a broker or dealer, or the ability to assist in training and educating the broker's or dealer's registered representatives.  The Additional Compensation may differ among brokers or dealers in amount or in the manner of calculation: payments of Additional Compensation may be fixed dollar amounts, or based on the aggregate value of outstanding Shares held by shareholders introduced by the broker or dealer, or determined in some other manner.  The receipt of Additional Compensation by a selling broker or dealer may create potential conflicts of interest between an investor and its broker or dealer who is recommending the Fund over other potential investments.  Additionally, the Manager or its affiliates pay a servicing fee to the Distributor and to other selected securities dealers and other financial industry professionals for providing ongoing broker-dealer services in respect of clients with whom they have distributed Shares of the Fund.  Such services may include electronic processing of client orders, electronic fund transfers between clients and the Fund, account reconciliations with the Fund's transfer agent, facilitation of electronic delivery to clients of fund documentation, monitoring client accounts for back-up withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and such other information and liaison services as the Fund or the Manager may reasonably request.  Servicing compensation will be paid on at least a quarterly basis and generally will not exceed an annual rate of 0.25% of the amount of client assets being serviced (the "Servicing Compensation").

Neither the Distributor nor any other broker or dealer is obligated to buy from the Fund any of the Shares.

A shareholder's purchase amount will be deposited into an escrow account set up at Union Bank, N.A. for the benefit of the shareholder.  The purchase amount will be released from the escrow account once the shareholder's order is accepted.

The Fund has agreed to indemnify the Distributor, its affiliates, the Adviser, the Manager, Brencourt Advisors and certain other persons against certain liabilities, including liabilities under the Securities Act.  However, the Fund will not be required to provide indemnification where it is determined that the liability resulted from the willful misconduct, bad faith or gross negligence of the person seeking indemnification, or from the reckless disregard of such person's duties.

The Distributor's principal business address is Three Canal Plaza, Portland, Maine 04101.

Purchase Terms

Sales of Shares will be made only to Qualified Investors who have completed and returned Investor Certifications, and whose Investor Certifications have been accepted, before a Closing Date.  Generally, the stated minimum investment is Shares with an initial value of at least $50,000.  The investment minimum may be waived in the Manager's sole discretion, but not below $25,000 (inclusive of placement fee).  If you want to purchase Shares with a value of less than $50,000, you should speak with your financial advisor.  The Fund may vary the investment minimum from time to time.  Shareholders may be charged a sales load of up to 3%.  The amount of the sales load to which a shareholder will be subject will be determined by the shareholder and its broker-dealer.

Additional Sales

From time to time, the Fund may sell additional Shares to Qualified Investors.  The minimum additional investment in the Fund is $25,000.  For employees or directors of the Adviser and its affiliates, and members of their immediate families, and, in the sole discretion of the Adviser, attorneys or other professional advisors engaged on behalf of the Fund, and members of their immediate families, the minimum required initial investment in the Fund is $25,000.

DISTRIBUTION POLICY; DIVIDENDS

The Fund expects that dividends will be paid annually on the Shares in amounts representing substantially all of the net investment income, if any, earned each year.  Payments on the Shares may vary in amount depending on investment income received and expenses of operation.

Substantially all of any taxable net capital gain realized on investments will be paid to shareholders at least annually.  In addition, depending upon the performance of the Fund's investments, the related growth of the Fund's net assets, and the availability of attractive investment opportunities, the Fund may from time to time make a distribution that constitutes a return of capital for federal income tax purposes – that is to say, the Fund will effectively be returning to each shareholder a portion of the shareholder's initial investment in the Fund.  A return of capital will not be taxable to shareholders at the time of its payment.  It will, however, decrease a shareholder's tax basis in his or her Shares.  For example, if a shareholder has a basis in his Shares of $100,000 and then receives a return of capital of $5,000, the investor will not have to pay taxes on the return of capital when the shareholder receives it.  However, the shareholder's tax basis in his Shares will be reduced from $100,000 to $95,000.  If the shareholder later tenders his shares for $105,000, the shareholder will have a taxable gain of $10,000 instead of only $5,000 had there not been any prior return of capital.  Assuming the gain is long-term, the investor's capital gains taxes will have increased from $750 to $1,500.  See "Taxes."

The net asset value of each Share that you own will be reduced by the amount of the distributions or dividends that you receive in respect of Shares.

A shareholder's dividends and capital gain distributions will be automatically reinvested if the shareholder does not instruct his broker or dealer otherwise.  A shareholder who elects not to reinvest will receive both dividends and capital gain distributions in cash.  The Fund may limit the extent to which any distributions that are returns of capital may be reinvested in the Fund.

Shares will be issued at their net asset value on the ex-dividend date; there is no sales charge or other charge for reinvestment.  Shareholders may elect initially not to reinvest by indicating that choice on the Investor Certification.  Shareholders are free to change their election at any time by contacting the Fund's administrator or by contacting their broker or dealer, who will inform the Fund.  Your request must be received by the Fund before the record date to be effective for that dividend or capital gain distribution.

The Fund reserves the right to suspend at any time the ability of shareholders to reinvest distributions and to require shareholders to receive all distributions in cash, or to limit the maximum amount that may be reinvested, either as a dollar amount or as a percentage of distributions.  The Fund may determine to do so if, for example, the amount being reinvested by shareholders exceeds the available investment opportunities that the Adviser considers suitable for the Fund.

GENERAL INFORMATION

The Fund is a Delaware statutory trust organized as a diversified closed-end management investment company registered under the Investment Company Act.  The Fund was formed on November 21, 2006.  The Fund's address is c/o Central Park Advisers, LLC, 805 Third Avenue, 18th Floor, New York, New York 10022.

TABLE OF CONTENTS OF THE SAI

Page

ADDITIONAL INVESTMENT POLICIES	1
REPURCHASES AND TRANSFERS OF INTERESTS	7
TRUSTEES	8
CODE OF ETHICS	13
PROXY VOTING POLICIES AND PROCEDURES	14
INVESTMENT ADVISORY SERVICES; ADMINISTRATION SERVICES	15
CONFLICTS OF INTEREST	18
TAX ASPECTS	20
BROKERAGE	23
ADDITIONAL INFORMATION ABOUT THE FUND	24
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND LEGAL COUNSEL	24
CUSTODIAN	25
FINANCIAL STATEMENTS	25

Appendix A

SIGNATURE REQUIRED
ONLY COMPLETE THIS CERTIFICATE IF YOU HAVE RECEIVED A CENTRAL PARK GROUP MULTI-EVENT FUND PROSPECTUS AND IF YOU WISH TO INVEST IN THE FUND.  Please promptly return completed, executed Investor Certification (either (1) to the Fund c/o Central Park Advisers, LLC via Fax: (212) 212-813-1543 OR Mail: Central Park Advisers, LLC, 805 Third Avenue, 18th Floor, New York, New York 10022, or (2) to Gemini Fund Services, LLC, the Fund's administrator, via Mail: 4020 S. 147th Street, Suite 2, Omaha, NE 68137).  Generally, this Investor Certification must be received by the 24th of the month to invest in the Fund's next monthly closing.

CENTRAL PARK GROUP MULTI-EVENT FUND INVESTOR CERTIFICATION
This certificate relates to Central Park Group Multi-Event Fund (the "Fund") and is given to you with respect to a potential investment in the Fund.

I hereby certify that I am: (A) a natural person, who either individually or together with my spouse has a net worth* in excess of $2.0 million (the "Net Worth Requirement"); (B) an irrevocable trust that meets the Net Worth Requirement; (C) a revocable trust and each grantor of the trust meets the Net Worth Requirement; (D) an employee benefit plan within the meaning of Section 3(3) of ERISA (as defined below, and each such employee benefit plan referred to herein as a ("Plan") that meets the Net Worth Requirement; (E) a participant-directed Plan and the person making the investment meets the Net Worth Requirement; (F) a corporation, partnership, limited liability company or other entity that meets the Net Worth Requirement that is not (i) a registered investment company, (ii) an entity which is excluded from the definition of Investment Company under Section 3(a) of the Investment Company Act of 1940, as amended, based on Section 3(c)(1) because it is a non-publicly offered entity whose securities are beneficially owned by not more than 100 persons, or (iii) a business development company; or (G) a "qualified purchaser" as defined in Section 2(a)(51)(A) of the 1940 Act; or (H) an entity referred to in clause F(i), (ii) or (iii) above, not formed for the specific purpose of investing in the Fund and each equity owner is either a "qualified purchaser" or meets the Net Worth Requirement.

I understand that it may be a violation of state and federal law for me to provide this certification if I know that it is not true.  I have read the prospectus of the Fund, including the investor qualification and investor suitability provisions contained therein.  I understand that an investment in the Fund involves a considerable amount of risk and that some or all of the investment may be lost.  I understand that an investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the investment and should be viewed as a long-term investment.  I agree that the Fund may discuss my personal information and my investment in the Fund at any time with my then-current financial adviser.

I am aware of the Fund's incentive fee and limited provisions for transferability and withdrawal and have carefully read and understand the "Management of the Fund - Incentive Fee" and "Redemptions, Repurchases of Shares and Transfers" provisions in the prospectus.

Under penalties of perjury, I certify that I am NOT (A) a non-resident alien or (B) a foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Internal Revenue Code of 1986, as amended, including income tax regulations (the "Code")) for purposes of U.S. Federal income taxation.  I agree to notify the Fund within 30 days of the date that I become a foreign person or entity.  Under penalties of perjury, I certify that (1) my name, U.S. taxpayer identification number, home address (in the case of an individual) and business address (in the case of an entity), as they appear in your records, are true and correct, and (2) I am not subject to backup withholding because (a) I have not been notified that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (b) the Internal Revenue Service has notified me that I am no longer subject to backup withholding.

If I am a Plan, an individual retirement account ("IRA") or another benefit plan investor (a "Benefit Plan"), I have consulted counsel as necessary concerning the propriety of making an investment in the Fund and its appropriateness under the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and/or the Code, and the fiduciary executing this certification on behalf of the Benefit Plan (the "Fiduciary"), which for an IRA is the individual that established the IRA, represents and warrants in both its fiduciary and independent capacity that: A) the Fiduciary has considered the following items and has determined that an investment is consistent with the Fiduciary's responsibilities under ERISA: i) the Fiduciary's investment standards under ERISA in the context of the Benefit Plan's particular circumstances; ii) the permissibility of an investment under the documents governing the Benefit Plan and the Fiduciary; and iii) the risks associated with an investment and the fact that the Undersigned will be unable to redeem the investment except as set forth in the prospectus; and B) the Fiduciary: i) is solely responsible for the decision to invest; ii) is independent of the Fund, Central Park Multi-Event Management, LLC, the Trustees, or any of their affiliates (collectively, the "Affiliates"); iii) is qualified to make such investment decision; and iv) in making such decision, has not relied as a primary basis for its decision to invest in the Fund on any advice or recommendation of the Affiliates.

I understand that the Fund and its affiliates are relying on the certification and agreements made herein in determining my qualification and suitability as an investor in the Fund. I understand that an investment in the Fund is not appropriate for, and may not be acquired by, any person who cannot make this certification, and agree to indemnify you and hold you harmless from any liability that you may incur as a result of this certification being untrue in any respect.

DIVIDEND REINVESTMENT
I understand that if I do not check the following box, dividends and capital gains distributions for my account will be automatically reinvested in Shares of the Fund:
☐ I do not wish to have dividends and capital gains distributions reinvested in Shares of the Fund (all dividends and capital gains distributions will be paid in cash)

ELECTRONIC DELIVERY
☐	By checking this box, I hereby consent to have all future Fund-related documents delivered to me electronically to the following e-mail address: ________________________

Your consent will apply to ALL Fund-related documents.  In giving your consent, please note that many of the documents will contain confidential information that is specific to your personal financial matters.  Regardless of the delivery method you select, the Fund will take reasonable precautions to ensure the integrity, confidentiality and security of the documents, but will not be liable for any interception.  If you consent to electronic delivery, each document will be delivered to you by sending you an e-mail that contains a copy of the document.  The Fund will use the e-mail address that is in its records.  Your initial consent noted above will take effect immediately and will remain in effect as long as you maintain an investment in the Fund or until you notify the Fund of a change.  You may revoke your consent to receive electronic delivery of documents or update your address at any time by notifying the Fund.  If you revoke your consent to receive electronic delivery, the Fund will begin to send paper copies of documents within 30 days of receiving your notice.  The Fund does not impose any additional charge for electronic delivery.

☐	Please check this box if this is an additional investment in the Fund.
The Internal Revenue Service does not require your consent to any provisions of this document other than the certifications (shown in bold typeface above) required to avoid backup withholding.

Account Number:	Shareholder Signature: _______________________________	Date: ________________
☐☐☐☐☐☐☐☐☐
Print Shareholders Name: ____________________________________________________
SSN/TAX ID Number:
☐☐ ☐☐☐☐☐ ☐☐	Joint Tenant Signature: ______________________________________________________
(If joint tenants, both must sign.)
Shareholder Address:
_____________________________________	Print Name of Joint Tenant: ___________________________________________________
_____________________________________
Print Advisory Firm Name: ___________________________________________________

Advisory Firm Telephone #: __________________________________________________
______________________
* As used herein, "net worth" means the excess of total assets at fair market value, including home, over total liabilities. For the purpose of determining "net worth," the principal residence owned by an individual shall be valued at either (A) cost, including the cost of improvements, net of current encumbrances upon the property, or (B) the appraised value of the property as determined by an institutional lender, net of current encumbrances upon the property.

Appendix B1

FUND PERFORMANCE INFORMATION
CENTRAL PARK GROUP MULTI-EVENT FUND
FROM INCEPTION* THROUGH DECEMBER 31, 2011

FUND ANNUAL RETURNS
AS OF DECEMBER 31, 2011

	Fund Performance	S&P (3, 4)	Russell (3, 5)	Barclays (3, 6)
2007*	0.32%	-1.01%	0.20%	0.28%
2008	-16.05%	-37.00%	-33.79%	5.24%
2009	16.66%	26.46%	27.17%	5.93%
2010	1.09%	15.06%	26.86%	6.54%
2011	-6.80%	2.11%	-4.18%	7.86%

* The Fund commenced operations on December 6, 2007.

BRENCOURT COMPOSITE ANNUAL RETURNS
AS OF DECEMBER 31, 2011

	Brencourt Composite (1)	S&P (3, 4)	Russell (3, 5)	Barclays (3, 6)
2001*	3.48%	-14.90%	-2.59%	6.68%
2002	1.91%	-22.09%	-20.48%	10.26%
2003	10.83%	28.67%	47.25%	4.11%
2004	14.11%	10.87%	18.33%	4.34%
2005	8.94%	4.91%	4.55%	2.43%
2006	13.64%	15.78%	18.37%	4.33%
2007	5.68%	5.50%	-1.57%	6.96%
2008	-16.87%	-37.00%	-33.79%	5.24%
2009	41.19%	26.46%	27.17%	5.93%
2010	11.77%	15.06%	26.86%	6.54%
2011	-4.34%	2.11%	-4.18%	7.86%

* February 1 – December 31, 2011.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

_____________________
1 The performance information set forth herein is unaudited.

BACKGROUND

 Central Park Group Multi-Event Fund (the "Fund") was organized as a statutory trust under the laws of Delaware on November 21, 2006.  The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.  The Fund's investment objective is to achieve capital appreciation, while seeking to moderate risk and reduce volatility compared to the general equities markets, by pursuing a variety of investment strategies.  The Fund commenced operations on December 6, 2007.

Since the Fund's inception, Central Park Para Management, L.L.C., a joint venture between Central Park Advisers, LLC (the "Manager") and Para Advisors LLC, has served as its investment adviser.  On September 23, 2011, at a Special Meeting of Shareholders of the Fund, the Fund's shareholders approved various changes to the management of the Fund, including engaging Central Park Multi-Event Management, LLC (the "Adviser"), a joint venture between the Manager and Brencourt Advisors, LLC ("Brencourt Advisors"), to serve as the investment adviser to the Fund as of November 1, 2011.  The Adviser, Manager and Brencourt Advisors are registered as investment advisers under the Investment Advisers Act of 1940, as amended.

The Adviser will employ as its portfolio manager Mr. William L. Collins of Brencourt Advisors to be primarily responsible for the day-to-day management of the Fund's investment portfolio, under the oversight of the Manager's personnel.  Brencourt Advisors was founded by Mr. Collins, its principal owner, in January 2001 to continue the investment philosophy and strategy that he had established in managing Taurus Partners, L.P. from 1993 through 2000.  Brencourt Advisors pursues three core event-driven strategies:  (i) merger arbitrage, (ii) credit opportunities and (iii) multi-strategy (which itself includes exposure to merger arbitrage, credit opportunities, and equity special situations).  It also pursues other non-core strategies.  Brencourt Advisors' founding partners have worked together since 1996 and its portfolio management team is comprised of 13 seasoned investment professionals.

COMPOSITE PERFORMANCE INFORMATION OF BRENCOURT ADVISORS, LLC

Brencourt Advisors, LLC ("Brencourt Advisors") employs an investment program for the Fund that is substantially similar to the investment program that it employs in managing various other event-driven investment accounts (the "Other Accounts") and that had aggregate net assets as of December 31, 2011 of approximately $168.9 million.  The personnel of Brencourt Advisors who will be responsible for managing the investment portfolio of the Fund manage the investment portfolios of the Other Accounts.  As of December 31, 2011, Brencourt Advisors had total assets under management, including proprietary funds, of approximately $330 million.

Because of the similarity of investment programs, as a general matter, Brencourt Advisors will consider participation by the Fund in all appropriate investment opportunities that are under consideration by Brencourt Advisors for the Other Accounts.  Brencourt Advisors will evaluate for the Fund and for the Other Accounts a variety of factors, including potential regulatory or tax-related (investment) limitations, that may be relevant in determining whether a particular investment opportunity or strategy is appropriate and feasible for the Fund or the Other Accounts at a particular time.  Because these considerations may differ for the Fund and the Other Accounts in the context of any particular investment opportunity and at any particular time, the investment activities and future investment performance of the Fund and each of the Other Accounts will differ.  See "Conflicts of Interest."

THE TABLE ON PAGE B-4 SETS FORTH FOR THE PERIODS INDICATED COMPOSITE MONTHLY PERFORMANCE INFORMATION OF ALL OTHER ACCOUNTS MANAGED BY BRENCOURT ADVISORS THAT HAVE INVESTMENT OBJECTIVES, POLICIES AND STRATEGIES THAT ARE SUBSTANTIALLY SIMILAR TO THE FUND.  THE FOLLOWING TABLES ON PAGE B-4 PRESENT ANNUAL PERFORMANCE INFORMATION FOR THE OTHER ACCOUNTS AND FOR VARIOUS INDICES.  THE RETURNS SHOWN FOR THE OTHER ACCOUNTS REFLECT THE ACTUAL FEES AND EXPENSES INCURRED BY THE OTHER ACCOUNTS.  THE TABLES SHOULD BE READ IN CONJUNCTION WITH THE NOTES THERETO.  PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.  PROSPECTIVE INVESTORS SHOULD RECOGNIZE THAT THE FUND'S FEES AND EXPENSES ARE HIGHER THAN THOSE OF EACH OF THE OTHER ACCOUNTS.

ACCORDINGLY, HAD THE OTHER ACCOUNTS' PERFORMANCE RECORDS REFLECTED THE FUND'S FEES AND EXPENSES, THE OTHER ACCOUNTS' RETURNS SHOWN IN THE TABLE WOULD HAVE BEEN LOWER.  FURTHERMORE, THERE ARE CERTAIN DIFFERENCES BETWEEN THE INVESTMENT POLICIES OF THE FUND AND THE OTHER ACCOUNTS.  UNLIKE THE FUND, CERTAIN OF THE OTHER ACCOUNTS ARE NOT SUBJECT TO CERTAIN INVESTMENT LIMITATIONS IMPOSED BY APPLICABLE SECURITIES LAWS, OR TO THE SAME REQUIREMENTS OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, TO WHICH THE FUND IS SUBJECT, WHICH, IF APPLICABLE, MAY HAVE ADVERSELY AFFECTED THE OTHER ACCOUNTS' PERFORMANCE.  THE FUTURE PERFORMANCE OF THE FUND, THE OTHER ACCOUNTS AND THE VARIOUS INDICES MAY DIFFER.

FUTURE INVESTMENTS WILL BE MADE UNDER DIFFERENT ECONOMIC CONDITIONS AND WILL INCLUDE DIFFERENT INVESTMENTS.  IN ADDITION, FUTURE INVESTMENTS MADE BY THE FUND WILL BE SUBJECT TO POTENTIAL REGULATORY OR TAX-RELATED (INVESTMENT) LIMITATIONS. MEMBERS OF BRENCOURT ADVISORS RESPONSIBLE FOR INVESTMENTS HAVE CHANGED AND MAY CHANGE IN THE FUTURE.  PROSPECTIVE INVESTORS SHOULD NOT ASSUME THAT THEY WILL EXPERIENCE PERFORMANCE COMPARABLE TO THAT SET FORTH BELOW.

FUND MONTHLY RETURNS
AS OF DECEMBER 31, 2011

Year	January	February	March	April	May	June	July	August	September	October	November	December	YEAR
2007*												0.32%	0.32%
2008	-2.54%	3.49%	-3.38%	0.25%	0.43%	-7.29%	-1.90%	-1.09%	-4.80%	1.93%	-2.17%	0.19%	-16.05%
2009	-0.71%	-2.22%	1.62%	3.86%	2.54%	0.85%	5.56%	0.55%	0.90%	-0.04%	0.72%	2.02%	16.66%
2010	-0.90%	0.96%	2.89%	0.10%	-4.75%	-3.59%	3.07%	-1.54%	2.67%	1.34%	-1.98%	3.22%	1.09%
2011	1.11%	1.75%	-0.83%	1.90%	-1.29%	-1.96%	-1.32%	-1.67%	2.67%	-5.52%	-0.46%	0.15%	-6.80%

* The Fund commenced operations on December 6, 2007.

FUND AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2011

	1 Year	Since Inception
Central Park Group Multi-Event Fund	-6.80%	-1.87%

FUND RISK STATISTICS

	AVERAGE ANNUAL RETURNS SINCE DECEMBER 2007	STANDARD DEVIATION (8)
FUND PERFORMANCE	-1.87%	8.92%
S&P 500 (3, 4)	-1.85%	20.42%
RUSSELL 2000 (3, 5)	0.62%	26.46%
BARCLAYS AGGREGATE (3, 6)	6.33%	3.79%

BRENCOURT ADVISORS COMPOSITE MONTHLY RETURNS (1)
AS OF DECEMBER 31, 2011

Year	January	February	March	April	May	June	July	August	September	October	November	December	YEAR
2001 (2)		0.07%	-0.02%	0.83%	1.65%	-0.52%	0.64%	0.90%	-1.00%	0.44%	0.23%	0.23%	3.48%
2002	0.36%	-0.13%	0.56%	0.61%	0.04%	-0.59%	-1.15%	0.05%	0.39%	0.18%	0.58%	1.01%	1.91%
2003	0.92%	-0.36%	-1.28%	1.61%	0.56%	1.65%	0.95%	0.42%	1.60%	1.29%	0.67%	2.35%	10.83%
2004	2.83%	-0.18%	-0.30%	0.51%	0.25%	0.58%	0.11%	0.91%	2.02%	1.52%	3.38%	1.72%	14.11%
2005	-0.84%	1.30%	-0.42%	-0.74%	0.25%	2.62%	2.69%	1.93%	0.74%	-0.45%	0.30%	1.30%	8.94%
2006	2.57%	0.69%	1.61%	1.16%	-0.55%	-0.52%	0.53%	0.69%	0.78%	0.68%	2.45%	2.83%	13.64%
2007	2.97%	1.73%	1.59%	1.91%	2.94%	-0.96%	-3.04%	-0.86%	1.47%	1.89%	-3.73%	-0.10%	5.68%
2008	-5.35%	-0.86%	-1.82%	2.37%	1.42%	-0.91%	-0.30%	0.18%	-6.86%	-4.52%	-1.02%	-0.24%	-16.87%
2009	1.94%	-2.09%	2.05%	-0.83%	8.58%	1.89%	10.75%	5.26%	2.07%	0.43%	2.61%	3.04%	41.19%
2010	2.93%	0.49%	2.60%	3.05%	-1.52%	0.02%	0.11%	-0.31%	0.90%	0.66%	0.80%	1.55%	11.77%
2011	2.22%	1.60%	0.29%	0.17%	-0.57%	-0.89%	-0.11%	-2.07%	-1.30%	-2.37%	-0.14%	-1.16%	-4.34%

BRENCOURT ADVISORS COMPOSITE AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2011

	1 Year	5 Years	10 Years
Brencourt Advisors Composite	-4.34%	5.81%	7.78%

BRENCOURT COMPOSITE RISK STATISTICS

AVERAGE ANNUAL RETURNS SINCE FEBRUARY 2001 (7)	STANDARD DEVIATION (7, 8)
BRENCOURT COMPOSITE (1)	7.44%	7.03%
S&P 500 (3, 4)	1.17%	16.31%
RUSSELL 2000 (3, 5)	4.88%	21.30%
BARCLAYS AGGREGATE (3, 6)	5.91%	3.70%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

The notes below refer to the tables on the prior and following pages.

(1) These tables present the investment performance of the Other Accounts.  The information contained in these tables was prepared by Brencourt Advisors based on the following facts and assumptions:

(a) The composite performance information is an asset-weighted average of the returns of each of the Other Accounts.  In September 2008, Brencourt Advisors designated a portion of the Other Accounts' assets as special situations investments.  The composite performance information does not include the performance of such special situations investments.

(b) The Other Accounts' returns take into account each Other Account's actual fees and expenses.

The returns do not reflect the reinvestment of any distributions made by the Other Accounts.  The Fund's fees and expenses are higher than those of each of the Other Accounts.

(c) The composite performance information for the Other Accounts includes the performance from February 2001 through Dcember 31, 2011 of between one and three accounts, including domestic and offshore private funds.  Aggregate assets under management in the Other Accounts ranged from an initial value as of February 2001 of approximately $11.8 million, to a high of approximately $1,470.2 million as of July 2007.  The composite performance information for the Other Accounts excludes the performance from three separately managed accounts that differed in investment strategy and/or risk profile.  Aggregate assets under management in those separately managed accounts ranged from an initial value as of January 2005 of approximately $65 million, to a high of approximately $737.8 million as of November 2007.  The composite performance information for the Other Accounts was not prepared in compliance with the GIPS® standards (Global Investment Performance Standards).

(2) From 2001-2002, Brencourt Advisors' multi-strategy approach included certain strategies such as quantitative arbitrage and convertible arbitrage that it no longer employs.  The strategy employed for the Other Accounts has changed in the past and the strategy for the Fund and Other Accounts may change in the future.

(3) Does not reflect fees or expenses of any kind.

(4) The Standard & Poor's 500 Stock Index with Dividends Reinvested is a market capitalization-weighted index made up of the 500 US companies with the largest market capitalizations.

(5) The Russell 2000 Index represents the largest 2,000 U.S. equities in market capitalization following the top 1,000 U.S. equities.  Composition of the index is based solely on market capitalization, and its composition can change at any time.

(6) The Barclays Capital U.S. Aggregate Bond Index is a benchmark index made up of the Barclays Capital U.S. Government/Corporate Bond Index, U.S. Mortgage-Backed Securities Index, and U.S. Asset Backed Securities Index, which, in the aggregate, represent fixed-income securities that are of investment grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million.  The index was formerly named the Lehman Brothers U.S. Aggregate Bond Index.

(7) Returns and Risk numbers are measured from the commencement of Brencourt Advisors' management of the Other Accounts in February 2001.

(8) A statistical measure of dispersion of a set of observations about their mean or other measure of central tendency.  It is used to measure an investment's volatility.  The higher the standard deviation the greater the volatility of returns and, thus, the more the return deviates from expected normal returns.

OTHER DISCLOSURES

This information is intended for illustration purposes only.  No index is directly comparable to the Fund or the Other Accounts.  Past performance is not indicative of future results or performance of any account managed by Brencourt Advisors, or of the Fund.  There is no guarantee that the Fund will achieve its investment objective.

STATEMENT OF ADDITIONAL INFORMATION

CENTRAL PARK GROUP MULTI-EVENT FUND

805 Third Avenue 18th Floor New York, NY 10022 (212) 317-9200
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March 1, 2012

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This Statement of Additional Information ("SAI") is not a prospectus.  This SAI relates to, and should be read in conjunction with, the prospectus of Central Park Group Multi-Event Fund (the "Fund"), dated March 1, 2012.  A copy of the prospectus may be obtained by contacting the Fund at the telephone number or address set forth above.

Page

ADDITIONAL INVESTMENT POLICIES	1

REPURCHASES AND TRANSFERS OF INTERESTS	7

TRUSTEES	8

CODE OF ETHICS	13

PROXY VOTING POLICIES AND PROCEDURES	14

INVESTMENT ADVISORY SERVICES; ADMINISTRATION SERVICES	15

CONFLICTS OF INTEREST	18

TAX ASPECTS	20

BROKERAGE	23

ADDITIONAL INFORMATION ABOUT THE FUND	24

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND LEGAL COUNSEL	24

CUSTODIAN	25

FINANCIAL STATEMENTS	25

ADDITIONAL INVESTMENT POLICIES

The investment objective and principal investment strategies of the Fund, as well as the principal risks associated with the Fund's investment strategies, are set forth in the Prospectus.  Certain additional investment information is set forth below.

Fundamental Policies

The Fund's stated fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund (the "Shares"), are listed below.  For the purposes of this statement of additional information ("SAI"), "majority of the outstanding voting securities of the Fund" means the vote, at an annual or special meeting of shareholders, duly called, (a) of 67% or more of the Shares present at such meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy; or (b) of more than 50% of the outstanding Shares, whichever is less.  The Fund has adopted a fundamental policy for its interval fund structure.  The Fund may not:

•
Borrow money, except to the extent permitted by the Investment Company Act of 1940, as amended (the "Investment Company Act") (which currently limits borrowing to no more than 33-1/3% of the value of the Fund's total assets).

•
Issue senior securities, except to the extent permitted by Section 18 of the Investment Company Act (which currently limits the issuance of a class of senior securities that is indebtedness to no more than 33-1/3% of the value of the Fund's total assets or, if the class of senior security is stock, to no more than 50% of the value of the Fund's total assets).

•
Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended (the "Securities Act") in connection with the disposition of its portfolio securities.

•
Make loans, except through purchasing fixed-income securities, lending portfolio securities or entering into repurchase agreements in a manner consistent with the Fund's investment policies or as otherwise permitted under the Investment Company Act.

•
Purchase, hold or deal in real estate, except that it may invest in securities or other instruments that are secured by real estate, or securities of companies that invest or deal in real estate or interests in real estate or are engaged in a real estate business.

•	Invest in commodities or commodity contracts, except that it may purchase and sell foreign currency, options, futures and forward contracts, including those related to indexes, and options on indexes.

•	Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, except that U.S. Government securities may be purchased without limitation.

With respect to these investment restrictions, other than as respects borrowing, and other policies described in this SAI, if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund's total assets, unless otherwise stated, will not constitute a violation of such restriction or policy.

The types of securities or investment techniques that may be employed by the Fund in accordance with the Investment Company Act, which may give rise to senior securities within the meaning of the Investment Company Act (among other reasons, to the extent they are not "covered" or assets are not "segregated" in respect of the portion, within the meaning of the Investment Company Act) include:  short sales, certain options, futures and forward and swap contracts.

The Fund's investment objective is fundamental and may not be changed without the vote of a majority of the outstanding Shares.

Certain Portfolio Securities and Other Operating Policies

Foreign Securities

General. The Fund may invest in securities of foreign issuers.  Foreign securities in which the Fund may invest may be listed on foreign securities exchanges or traded in foreign over-the-counter markets or may be purchased in private placements and may not be publicly traded.  Investments in foreign securities are affected by risk factors generally not thought to be present in the United States.  These factors are listed in the Prospectus under "Risk Factors—Investments in Foreign Securities."

The Fund may, but is not required to, attempt to hedge against foreign currency risks, and it may enter into forward currency exchange contracts ("forward contracts") for hedging purposes and non-hedging purposes to pursue its investment objective.  Forward contracts are transactions involving the Fund's obligation to purchase or sell a specific currency at a future date at a specified price.  Forward contracts may be used by the Fund for hedging purposes to protect against uncertainty in the level of future foreign currency exchange rates, such as when the Fund anticipates purchasing or selling a foreign security.  This technique would allow the Fund to "lock in" the U.S. dollar price of the security.  Forward contracts also may be used to attempt to protect the value of the Fund's existing holdings of foreign securities.  There may be, however, imperfect correlation between the Fund's foreign securities holdings and the forward contracts entered into with respect to such holdings.  Forward contracts also may be used for non-hedging purposes to pursue the Fund's investment objective, such as when Central Park Multi-Event Management, LLC (the "Adviser") anticipates that particular foreign currencies will appreciate or depreciate in value, even though securities denominated in such currencies are not then held in the Fund's investment portfolio.  The Fund also may engage in currency exchange swaps (agreements to exchange the right to make or receive payments in specified currencies).  These transactions may help reduce the Fund's losses on securities denominated in a currency other than the U.S. dollar, but it also may reduce the potential gain on the securities depending on changes in the currency's value relative to the U.S. dollar.  There can be no assurance the Fund will engage in these strategies or that these strategies will be successful.  See "—Special Investment Techniques."

Money Market Instruments

The Fund may invest, for defensive purposes or otherwise, some or all of its assets in high quality fixed-income securities, money market instruments and money market mutual funds (the investment in which could result in additional fees being paid by the Fund), or hold cash or cash equivalents in such amounts as the Adviser deems appropriate under the circumstances.  The Fund also may invest in these instruments pending allocation of the offering proceeds.  Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less and may include U.S. Government securities, commercial paper, certificates of deposit and bankers acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.  The Fund does not intend to invest in money market instruments in pursuit of capital appreciation.

Special Investment Techniques

The Fund may use a variety of special investment techniques, in addition to short selling, including purchasing or entering into options, swaps, futures and forward agreements on various financial instruments and currency, to attempt to hedge a portion of its investment portfolio against various risks or other factors that generally affect the values of securities, for cash management and for non-hedging purposes to pursue the Fund's investment objective.  These techniques may involve the use of derivative transactions and may change over time as new instruments and techniques are introduced or as a result of regulatory developments.  Certain of the special investment techniques that the Fund may use are speculative and involve a high degree of risk, particularly when used for non-hedging purposes.  There can be no assurance that these techniques will be successful.  To the extent necessary to comply with Securities and Exchange Commission (the "SEC") staff positions, the Fund will segregate liquid assets in respect of its derivative positions.

Derivatives.  Derivatives contracts ("Derivatives") are financial instruments which derive their value, at least in part, from the performance of an underlying asset, index or interest rate.  Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole.  Derivatives permit an investor to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed.

Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Fund's performance.

If the Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund's return or result in a loss.  The Fund also could experience losses if its derivatives are poorly correlated with its other investments, or if the Fund is unable to liquidate its position because of an illiquid secondary market.  The market for many derivatives is, or suddenly can become, illiquid.  Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index.

Options and Futures.  The Fund may invest in options and futures contracts.  The Fund also may invest in so-called "synthetic" options (which generally are privately negotiated options that are exclusively cash-settled) or other derivative instruments written by broker-dealers or other permissible financial intermediaries.  Options transactions may be effected on securities exchanges or in the over-the-counter market.  Since participants in such markets are typically not subject to credit evaluation and regulatory oversight as are members of "exchange-based" markets, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract.  Such options also may be illiquid and, in such cases, the Fund may have difficulty closing out its position.  It is the position of the SEC staff that over-the-counter options, and the securities used to cover them, are illiquid.  Over-the-counter options purchased and sold by the Fund also may include options on baskets of specific securities.

The Fund may purchase and sell call and put options in respect of specific securities, and may write and sell covered or uncovered call and put options.

A covered call option—a call option with respect to which the Fund owns the underlying security—that is sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security.  A covered put option—a put option with respect to which the Fund has segregated cash or liquid securities to fulfill the obligation undertaken—that is sold by the Fund exposes the Fund during the term of the option to a decline in price of the underlying security while depriving the Fund of the opportunity to invest the segregated assets.

The Fund may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it had previously written on such security.  The Fund will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof.  To close out a position as a purchaser of an option, the Fund would ordinarily make a similar "closing sale transaction," which involves liquidating the Fund's position by selling the option previously purchased, although the Fund would be entitled to exercise the option should it deem it advantageous to do so.

The Fund may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United States.  Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities that are not available in the United States.  Foreign markets, however, may have greater risk potential than domestic markets.  For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract.  In addition, any profits a person might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes.  Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not.  Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission.

Engaging in these transactions involves risk of loss to the Fund which could adversely affect the value of the Fund's net assets.  No assurance can be given that a liquid market will exist for any particular futures contract at any particular time.  Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day.  Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day.  Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.

Successful use of futures also is subject to the ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

The Fund may purchase and sell stock index futures contracts.  A stock index future obligates a person to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day.

The Fund may purchase and sell interest rate futures contracts.  An interest rate future obligates a person to purchase or sell an amount of a specific debt security at a future date at a specific price.

The Fund may purchase and sell currency futures.  A currency future obligates a person to purchase or sell an amount of a specific currency at a future date at a specific price.

Call and Put Options on Securities Indexes.  The Fund may purchase and sell call and put options on stock indexes, such as the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500") and Standard & Poor's 100 Index, that are listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and to pursue its investment objective.  A stock index fluctuates with changes in the market values of the stocks that comprise the index.  Accordingly, successful use by the Fund of options on stock indices will be subject to the Adviser's ability to predict correctly movements in the direction of the stock market generally or segments thereof.  This requires different skills and techniques than forecasting changes in the price of individual stocks.

Warrants.  Warrants are derivative instruments that permit, but do not obligate, the holder to subscribe for other securities.  Warrants do not carry with them the right to dividends or voting rights with respect to the securities they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer.  As a result, warrants may be considered more speculative than certain other types of investments.  In addition, the value of a warrant does not necessarily change with the value of the underlying securities or commodities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

Swap Agreements.  The Fund may enter into equity, equity index, interest rate, credit, total return, currency and cross currency rate swap agreements.  These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so.  Swap agreements are two-party contracts entered into primarily by institutional shareholders for periods ranging from a few weeks to more than a year.  In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor.  The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index.  Equity index swaps involve the exchange by the Fund with another party of cash flows based upon the performance of an index or a portion of an index of securities which usually includes dividends.

Equity Swaps.  An equity swap is a transaction in which one party pays periodic amounts of a given currency based on a fixed price or fixed rate and the other party pays periodic amounts of the same currency or a different currency based on the performance of a share of an issuer, a basket of shares or several issuers or an equity index.

Equity Index Swaps.  Equity index swaps involve the exchange between parties of cash flows based upon the performance of an index or a portion of an index of securities which usually includes dividends.  The Fund may purchase cash-settled options on equity index swaps.  A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date.  These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms and may be considered to be illiquid.

Interest Rate Swaps.  Forms of interest rate swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Credit Swaps.  In a credit swap (also sometimes referred to as "credit default swap" or "credit default put"), one party makes an upfront payment or a series of periodic payments and, upon the occurrence of a specified credit event with respect to a designated third party, the other party makes a payment based on a notional amount or the face value of a specified instrument, which in some (but not all) cases will only be made against delivery of such specified instrument.

Total Return Swaps.  In a total return swap, one party pays a rate of interest in exchange for the total rate of return on another investment.  For example, if an Investment Fund wished to invest in a senior loan, it could instead enter into a total return swap and receive the total return of the senior loan, less the "funding cost," which would be a floating interest rate payment to the counterparty.

Currency Swaps.  Currency swaps involve the exchange of rights to make or receive payments in specified foreign currencies.  Since currency swaps are individually negotiated, the Investment Fund expects to achieve an acceptable degree of correlation between its portfolio investments and its currency swap positions.  Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for another designated currency.

Cross Currency Rate Swaps.  A cross currency rate swap is a transaction in which one party pays periodic amounts in one currency based on a specified fixed rate (or a floating rate that is reset periodically) and the other party pays periodic amounts in another currency based on a floating rate that is reset periodically.  All calculations are determined on predetermined notional amounts of the two currencies.  Often such swaps will involve initial or final exchanges of amounts corresponding to the notional amounts.

Most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a "net basis."  Consequently, the Fund's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount").  The risk of loss with respect to swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make.  If the other party to a swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund contractually is entitled to receive.

The use of swaps is a highly specialized activity which involves special investment techniques and risks, including increased volatility and the credit risk associated with the counterparty to the derivative.  These investments generally will be subject to transaction costs and other fees, which will reduce the value of the Fund's investment.  In addition, if the Adviser is incorrect in its forecasts of market values, interest rates or exchange rates, the performance of the Fund may be adversely affected.

Lending Portfolio Securities

The Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions.  The Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities, which affords the Fund an opportunity to earn interest on the amount of the loan and on the loaned securities' cash collateral.  Interest earned may offset, and thus reduce, Fund expenses.  Loans of portfolio securities may not exceed 33-1/3% of the value of the Fund's total assets, and, in respect of such transactions, the Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities.  The Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.  The Fund does not intend to lend portfolio securities in pursuit of capital appreciation.

When-Issued, Delayed Delivery and Forward Commitment Securities

To reduce the risk of changes in interest rates and securities prices, the Fund may purchase securities on a forward commitment, when-issued or delayed delivery basis, which means delivery and payment take place a number of days after the date of the commitment to purchase.  The payment obligation and the interest rate receivable with respect to such purchases are fixed when the Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty.  The Fund intends to commit to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable.

Securities purchased on a forward commitment, when-issued or delayed delivery basis are subject to changes in value, generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise, based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates.  Securities so purchased may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery.  Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself.  Purchasing securities on a forward commitment, when-issued or delayed delivery basis when the Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund's net assets.  In addition, there is a risk that securities purchased on a when-issued or delayed delivery basis may not be delivered and that the purchaser of securities sold by the Fund on a forward basis will not honor its purchase obligation.  In such cases, the Fund may incur a loss.

Other Investments

The Fund may invest in other securities and instruments which are not presently contemplated for use by the Fund or which are not currently available but may be developed, to the extent that such opportunities are both consistent with the Fund's investment objective and legally permissible for the Fund.

REPURCHASES AND TRANSFERS OF INTERESTS

Involuntary Repurchases

The Fund may, at any time, repurchase at net asset value Shares of a shareholder, or any person acquiring Shares from or through a shareholder, if:

•	the Shares have been transferred or have vested in any person by operation of law as the result of the death, dissolution, bankruptcy or incompetency of a shareholder;

•
ownership of the Shares by the shareholder or other person will cause the Fund to be in violation of, or require registration of the Shares, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction;

•
continued ownership of the Shares may be harmful or injurious to the business or reputation of the Fund or may subject the Fund or any shareholders to an undue risk of adverse tax or other fiscal consequences;

•	the shareholder owns Shares having an aggregate net asset value less than an amount determined from time to time by the Trustees;

•	any of the representations and warranties made by the shareholder in connection with the acquisition of Shares was not true when made or has ceased to be true; or

•	it would be in the best interests of the Fund, as determined by the Board, for the Fund to repurchase the Shares.

The Adviser may tender for repurchase in connection with any repurchase offer made by the Fund Shares that it holds in its capacity as a shareholder.

Transfers of Shares

No person may become a substituted shareholder without the written consent of the Board, which consent may be withheld for any reason in the Board's sole and absolute discretion.  Shares may be transferred only (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of a shareholder or (ii) with the written consent of the Board, which may be withheld in its sole and absolute discretion.  The Board may, in its discretion, delegate to the Manager its authority to consent to transfers of Shares.  Notice to the Fund of any proposed transfer must include evidence satisfactory to the Fund that the proposed transferee meets any requirements imposed by the Fund with respect to shareholder eligibility and suitability, including the requirement that any shareholder, or the shareholder's equity owners in certain circumstances, at the time of purchase has a net worth (with their spouse) of more than $2 million or otherwise meets the standard for a "qualified client" as defined in Rule 205-3 under the Investment Advisers Act of 1940, as amended, and must be accompanied by a properly completed Investor Certification.

Each shareholder and transferee is required to pay all expenses, including attorneys and accountants fees, incurred by the Fund in connection with such transfer.

TRUSTEES

The Board has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund's business.  The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation.

Board's Oversight Role in Management

The Board's role in management of the Fund is oversight.  As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Fund, primarily the Adviser, have responsibility for the day-to-day management of the Fund, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk).  As part of its oversight, the Board, acting at its scheduled meetings, regularly interacts with and receives risk management reports from senior personnel of service providers, including senior managerial and financial officers of the Adviser, the Fund's and the Adviser's Chief Compliance Officer and portfolio management personnel.  The Board's audit committee (which consists of all of the Independent Trustees (as defined below)) holds regularly scheduled meetings and between meetings the audit committee chair maintains contact with the Fund's independent registered public accounting firm and the Fund's Chief Financial Officer.  The Board also receives periodic presentations from senior personnel of the Adviser regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment risk areas such as business continuity, anti-money laundering, personal trading, valuation and investment research.  The Board also receives reports from counsel to the Fund or counsel to the Adviser and the Board's own independent legal counsel regarding regulatory compliance and governance matters.

The Board's oversight role does not make the Board a guarantor of the Fund's investments or activities.

Board Composition and Leadership Structure

The Investment Company Act requires that at least 40% of the Fund's Trustees not be "interested persons" (as defined in the Investment Company Act) of the Fund and as such are not affiliated with the Adviser ("Independent Trustees").  To rely on certain exemptive rules under the Investment Company Act, a majority of the Fund's Trustees must be Independent Trustees, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the Investment Company Act or the rules thereunder require the approval of a majority of the Independent Trustees.  Currently, three of the Fund's five Trustees are Independent Trustees.  Mitchell A. Tanzman, the Chairman of the Board, is an interested person of the Fund.  The appointment of Mr. Tanzman as Chairman reflects the Board's belief that his experience, familiarity with the Fund's day-to-day operations and access to individuals with responsibility for the Fund's management and operations will provide the Board with insight into the Fund's business and activities.  His access to administrative support will also facilitate the efficient development of meeting agendas that address the Fund's business, legal and other needs and the orderly conduct of Board meetings.  In addition the Chairman has a personal and professional stake in the quality and continuity of services provided to the Fund.

The Independent Trustees have designated a lead Independent Trustee, Janet L. Schinderman, who chairs meetings and executive sessions of the Independent Trustees, reviews and comments on Board meeting agendas, represents the views of the Independent Trustees to management and facilitates communication among the Independent Trustees and their counsel.  Additionally, the Fund's Trustees, including its three Independent Trustees, interact directly with senior management of the Adviser at scheduled meetings and between meetings as appropriate.  The Independent Trustees have designated Kristen Leopold to chair the Audit Committee and Joan Shapiro Green to chair the Nominating Committee.  The Board has determined that its leadership structure is appropriate in light of the Board's size and the cooperative working relationship among the Independent Trustees and among all Trustees and that it facilitates the orderly and efficient flow of information among the Trustees and Fund management.

Information About Each Trustee's Experience, Qualifications, Attributes or Skills

Trustees of the Fund, together with information as to their positions with the Fund, principal occupations and other board memberships and affiliations for the past five years, are shown below.

Name, Age, Address and Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee Outside Fund Complex During the Past 5 Years
INDEPENDENT TRUSTEES
Joan Shapiro Green (67) c/o Central Park Group, LLC 805 Third Avenue 18th Floor New York, NY 10022 Trustee	Term — Indefinite Length— Since Inception	Executive Director of National Council of Jewish Women New York since 2007; Executive Director of New York Society of Securities Analysts (2004 - 2006)	2	None
Kristen M. Leopold (45) c/o Central Park Group, LLC 805 Third Avenue 18th Floor New York, NY 10022 Trustee	Term — Indefinite Length— Since Inception	Independent Consultant to Hedge Funds (2007 – present); Chief Financial Officer of Weston Capital Management, LLC (investment managers) (1997 - 2006)	2	None
Janet L. Schinderman (61) c/o Central Park Group, LLC 805 Third Avenue 18th Floor New York, NY 10022 Trustee	Term — Indefinite Length— Since Inception	Self-Employed Educational Consultant since 2006; Associate Dean for Special Projects and Secretary to the Board of Overseers, Columbia Business School, of Columbia University (1990-2006)	2	Advantage Advisers Whistler Fund, L.L.C.; Advantage Advisers Xanthus Fund, L.L.C.
INTERESTED TRUSTEES
Mitchell A. Tanzman (52) c/o Central Park Group, LLC 805 Third Avenue 18th Floor New York, NY 10022 Trustee and Principal Executive Officer	Term — Indefinite Length— Since Inception	Co-Chief Executive Officer and Co-Chief Investment Officer of Central Park Group, LLC since 2006; Co-Head of UBS Financial Services' Alternative Investment Group (1998 - 2005) and Operating Committee Member of UBS Financial Services Inc. (2004-2005)	2	None
Ruth S. Goodstein (51) c/o Central Park Group, LLC 805 Third Avenue 18th Floor New York, NY 10022 Trustee	Term — Indefinite Length—Since Inception	Chief Operating Officer of Central Park Group, LLC since 2006; Chief Operating Officer of Robeco-Sage Capital Management, LLC (2005 – 2006); Senior Vice President of UBS Financial Services Inc. (1998 – 2005)	1	None
OFFICER(S) WHO ARE NOT TRUSTEES
Michael Mascis (44) c/o Central Park Group, LLC 805 Third Avenue 18th Floor New York, NY 10022 Principal Accounting Officer	Term — Indefinite Length—Since Inception	Chief Financial Officer of Central Park Group, LLC since 2006; Executive Director of UBS Financial Services Inc. (2002 – 2006)	N/A	N/A
Michael J. Wagner (61) Northern Lights Compliance Services, LLC 450 Wireless Boulevard Hauppauge, NY 11788 Chief Compliance Officer	Term — Indefinite Length—Since July 2010	President (2006 – present) and Senior Vice President (2004 – 2006) Northern Lights Compliance Services, LLC (provides CCO services to mutual funds); Vice President GemCom LLC (2004 – present)	N/A	N/A

Additional information about each Trustee follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes and skills that each Trustee possesses.  The Board believes that the significance of each Trustee's experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Trustee may not have the same value for another) and that these factors are best evaluated at the board level, with no single Trustee, or particular factor, being indicative of board effectiveness.  The Board believes that collectively the Trustees have balanced and diverse experience, skills, attributes and qualifications that allow the Board to operate effectively in governing the Fund and protecting the interests of shareholders.  Among the attributes common to all Trustees is their ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board believes that its members satisfy this standard.  Experience relevant to having this ability may be achieved through a Trustee's educational background; business, professional training or practice (e.g., accounting or law), public service or academic positions; experience from service as a board member (including the Board of the Fund) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences.  The charter for the Board's Nominating Committee contains certain other factors considered by the Committee in identifying and evaluating potential Board member nominees.  To assist them in evaluating matters under federal and state law, the Trustees are counseled by their own independent legal counsel, who participates in Board meetings and interacts with the Adviser, and also may benefit from information provided by the Fund's or the Adviser's counsel; both Board and Fund counsel have significant experience advising funds and fund board members.  The Board and its committees have the ability to engage other experts as appropriate.  The Board evaluates its performance on an annual basis.

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Ruth S. Goodstein – Ms. Goodstein is a founding partner of Central Park Group and has over 20 years experience in the financial services industry.  From 2005 to 2006, Ms. Goodstein served as the Chief Operating Officer of Robeco-Sage Capital, an institutional hedge fund-of-funds firm.  From 1998 to 2005, Ms. Goodstein was a Senior Vice President in the UBS Financial Services Alternative Investment Group, overseeing product development, product management and marketing.  Ms. Goodstein previously has served as Associate General Counsel at JP Morgan Investment Management and Managing Director in global compliance at Bankers Trust Company, and has worked as an attorney at Oppenheimer & Co., Inc. and Goodkind, Wechsler, Labaton & Rudoff LLP.  Ms. Goodstein received her B.A. from Cornell University and her J.D. from Brooklyn Law School.

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Joan Shapiro Green – Ms. Green served as President of BT Brokerage, a NYSE member firm, from 1992 to 2001.  During that period she also served two terms on the New York Stock Exchange Specialty Firms Committee and one term on the NASD District 10 Business Conduct Committee.  From 2000-2002, Joan served as Chairman of the Securities Industry Association Institutional Brokerage Committee.  She graduated from Mount Holyoke College with an AB degree in mathematics.  She has served on the Board of the Financial Women's Association since 1999 and was President from 2002-2003.

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Kristen M. Leopold – Kristen M. Leopold is the founder of KL Associates, LLC, a hedge fund consulting firm specializing in financial and operational management.  She graduated from Pace University with a combined MBA/BBA in Accounting in May 1990 and then served as an auditor and experienced manager at Arthur Andersen LLP in their financial services division specializing in brokerage, commodities and asset management until September, 1997.  She entered the private realm of asset management by joining Weston Capital Management LLC in October 1997 as their Chief Financial Officer, an alternative investment firm with over $1 billion in assets under management worldwide and left in December 2006 to pursue her own consulting business.

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Janet L. Schinderman – Ms. Schinderman is the Founder of JLS Enterprises, an educational consulting firm which seeks to address global issues of educational reform.  Ms.  Schinderman has served as a director of ClickSoftware Technologies Ltd., an Israeli software company, since August 2001, and also serves on the Columbia University Knight-Bagehot Business Journalist Board of Advisors and the Department of Education's Center for International Business Education and Research (CIBER) operating committee.  Ms. Schinderman received her B.A. from Newcomb College of Tulane University and her M.B.A. from the Freeman School of Business at Tulane University.

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Mitchell A. Tanzman – Mr. Tanzman is a founding partner of Central Park Group and has over 20 years experience in alternative investments, including fund-of-funds portfolio management.  From 1998 to 2005, Mr. Tanzman served as Co-Head of UBS Financial Services Alternative Investment Group, and was a member of the Firm's Operating Committee from 2005 to 2005.  Prior to 1998, Mr. Tanzman worked in Oppenheimer & Co.'s asset management group, co-managed the Firm's alternative investment department and was a member of the Firm's Management Committee.  Mr. Tanzman received his B.A. from Emory University and his J.D. from the University of Chicago Law School.

The Board believes that the foregoing specific experiences, qualifications, attributes and skills of each Trustee have prepared them to be effective Trustees.  The Board also believes that such qualities demonstrate that its members have the ability to exercise effective business judgment in the performance of their duties.

The Trustees serve on the Board for terms of indefinite duration.  A Trustee's position in that capacity will terminate if such Trustee is removed, resigns or is subject to various disabling events such as death or incapacity.  A Trustee may resign upon 90 days' prior written notice to the other Trustees, subject to waiver of notice, and may be removed either by vote of two-thirds of the Trustees not subject to the removal vote or vote of the shareholders holding not less than two-thirds of the total number of votes eligible to be cast by all shareholders.  In the event of any vacancy in the position of a Trustee, the remaining Trustees may appoint an individual to serve as a Trustee, so long as immediately after such appointment at least two-thirds of the Trustees then serving would have been elected by the shareholders.  The Trustees may call a meeting of shareholders to fill any vacancy in the position of a Trustee and must do so within 60 days after any date on which Trustees who were elected by the shareholders cease to constitute a majority of the Trustees then serving.  If no Trustee remains to manage the business of the Fund, the Adviser may manage and control the Fund but must convene a meeting of shareholders within 60 days for the purpose of either electing new Trustees or dissolving the Fund.

The only standing committees of the Board are the Audit Committee and the Nominating Committee.  The current members of the Audit Committee are Kristen M. Leopold, Joan Shapiro Green and Janet L. Schinderman, constituting all of the Independent Trustees of the Fund.  Ms. Leopold is currently the Chair of the Audit Committee.  The function of the Audit Committee, pursuant to its adopted written charter, is:  (1) to oversee the Fund's accounting and financial reporting processes, the audits of the Fund's financial statements and the Fund's internal controls over, among other things, financial reporting and disclosure controls and procedures; (2) to oversee or assist in Board oversight of the integrity of the Fund's financial statements, and the Fund's compliance with legal and regulatory requirements; and (3) to approve, prior to appointment, the engagement of the Fund's independent registered public accounting firm and review the independent registered public accounting firm's qualifications, independence and performance.  The Audit Committee met twice in the fiscal year ended October 31, 2011.

The current members of the Nominating Committee are Kristen Leopold, Joan Shapiro Green and Janet L. Schinderman, constituting all of the Independent Trustees of the Fund.  Ms. Green is currently the Chair of the Nominating Committee.  The function of the Nominating Committee, pursuant to its adopted written charter, is to select and nominate persons for election as Trustees of the Fund.  The Nominating Committee reviews and considers, as it deems appropriate after taking into account, among other things, the factors listed in its charter, nominations of potential Trustees made by Fund management and by Fund shareholders who have sent to Nora M. Jordan, Esq., legal counsel for the Independent Trustees, at c/o Davis Polk & Wardwell LLP, 450 Lexington Avenue, New York, NY 10017, such nominations, which include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Trustees, including without limitation the biographical information and the qualifications of the proposed nominees.  Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected, and such additional information must be provided regarding the recommended nominee as is reasonably requested by the Nominating Committee.  The Nominating Committee meets as is necessary or appropriate.

The following table sets forth the dollar range of ownership of equity securities of the Fund by the Trustee, in each case as of December 31, 2011.

Name of Trustee	Dollar Range of Equity Securities of the Fund	Aggregate Dollar Range of Equity Securities of All Registered Investment Companies Overseen by the Trustee in the Fund Complex
Kristen M. Leopold	None	None

Joan Shapiro Green	None	None

Janet L. Schinderman	None	None

Mitchell A. Tanzman	Over $100,000	Over $100,000

Ruth S. Goodstein	None	None

Compensation

Name and Position with Fund	Aggregate Compensation from the Fund for the Fiscal Year Ended October 31, 2011	Total Compensation from Fund and Fund Complex Paid to Trustees for the Fiscal Year Ended October 31, 2011
Kristen M. Leopold	$8,000	$21,000
Trustee

Joan Shapiro Green	$8,000	$21,000
Trustee

Janet L. Schinderman	$8,000	$21,000
Trustee

The Independent Trustees are each paid by the Fund an annual retainer of $5,000, per meeting fees of $500, and $250 per telephonic meeting.  All Trustees are reimbursed by the Fund for their reasonable out-of-pocket expenses.  The Trustees do not receive any pension or retirement benefits from the Fund.

CODE OF ETHICS

Each of the Fund, the Adviser and Foreside Fund Services, LLC, the Fund's distributor, has adopted a code of ethics under Rule 17j-1 of the Investment Company Act that applies to the Fund and permits covered personnel, subject to the code, to invest in securities, including securities that may be purchased or held by the Fund.  The codes of ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.  The codes are available on the EDGAR database on the SEC's website at http://www.sec.gov, and also may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Branch, 100 F Street, NE, Washington, D.C. 20549-0102.

PROXY VOTING POLICIES AND PROCEDURES

The Fund has delegated voting of proxies in respect of portfolio holdings to the Adviser to vote the Fund's proxies in accordance with the Adviser's proxy voting guidelines and procedures.  The Adviser has adopted proxy voting guidelines which provide that proxy voting decisions are made by officers, members or employees of Brencourt Advisors, LLC ("Brencourt Advisors"), a member of the Adviser, in accordance with its own proxy voting policies and procedures (the "Voting Guidelines").  The Voting Guidelines provide as follows:

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Brencourt Advisors typically has the authority to exercise voting discretion over all securities with respect to which Brencourt Advisors can vote that are held in client accounts ("Advisory Accounts").  The portfolio manager or his designee will be responsible for monitoring corporate actions and ensuring that each proxy is voted on and submitted to the chief compliance officer in a timely manner. The portfolio manager will also be responsible for completing the proxy voting record to document the thought process behind the vote, how any conflicts of interest were resolved, and the action taken.  The chief compliance officer will review, sign and submit all proxy votes.  Records of proxy votes are available for review at Brencourt Advisors' office.

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Generally, Brencourt Advisors votes proxies in accordance with the recommendations of its independent third-party proxy voting service, Broadridge Financial Solutions, Inc.'s ProxyEdge® ("ProxyEdge"); however, Brencourt Advisors maintains ultimate voting discretion with respect to Advisory Account proxies and may disregard ProxyEdge's recommendations at any time.  All proxy voting decisions voted contrary to ProxyEdge's recommendation will require a mandatory conflicts of interest review by the chief compliance officer.   In the event that Brencourt Advisors votes contrary to ProxyEdge's recommendation, Brencourt Advisors will retain for its records a written explanation of the rationale underlying that decision which will be available upon request to clients.

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Brencourt Advisors shall keep a record of its proxy voting policies and procedures, proxy statements received, votes cast, all communications received and internal documents created that were material to voting decisions and each investor request for proxy voting records and the investment adviser's response, in an easily accessible place for five years, the first two years at its offices.  Brencourt Advisors may rely on the SEC's Edgar system or ProxyEdge for maintaining any proxy statements.

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If at any time any investment professional becomes aware of any potential or actual conflict of interest regarding any particular proxy voting decision, the investment professional will contact the chief compliance officer.  The chief compliance officer will use his best judgment to address any such conflict of interest and ensure that it is resolved in accordance with his independent assessment of the best interests of the relevant Advisory Account.  Where the chief compliance officer deems appropriate in his sole discretion, unaffiliated third parties may be used to help resolve conflicts.

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Although it is Brencourt Advisors' general policy to vote or give consent on all matters presented to security holders in any proxy, Brencourt Advisors also reserves the right to abstain on any particular vote or otherwise withhold its vote or consent on any matter if, in the judgment of the chief compliance officer or the portfolio manager for such Advisory Account, the circumstances make such an abstention or withholding otherwise advisable and in the best interests of the relevant Advisory Account.

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Brencourt Advisors shall provide a copy of its Proxy Voting Policies and Procedures and information regarding any proxies actually voted by Brencourt Advisors to any investor in an Advisory Account promptly upon the request of such investor.

Information regarding how Brencourt Advisors (and thus the Adviser) voted the Brencourt Advisors' proxies related to the Fund's portfolio holdings during the 12-month period ending June 30th will be available, without charge, upon request by calling collect (212) 317-9200, and on the SEC's website at http://www.sec.gov.

INVESTMENT ADVISORY SERVICES; ADMINISTRATION SERVICES

The Adviser

The Trustees have engaged the Adviser to provide investment advice to, and manage the day-to-day business and affairs of, the Fund, in each case under the ultimate supervision of, and subject to any policies established by, the Board pursuant to an investment advisory agreement entered into between the Fund and the Adviser (the "Investment Advisory Agreement").

The Adviser is a joint venture between Central Park Advisers, LLC ("Central Park Advisers" or the "Manager") and Brencourt Advisors. The Fund's former investment adviser was Central Park Para Management, L.L.C. ("Central Park Para Management"), a joint venture between Central Park Advisers and Para Advisors LLC. At a special meeting of shareholders of the Fund held on September 23, 2011, the Fund's shareholders approved a new investment advisory agreement between the Fund and the Adviser. Central Park Advisers is the managing member of the Adviser and oversees the Adviser's provision of investment advice and day-to-day management to the Fund. Brencourt Advisors provides the Adviser with use of and access to the research, facilities and personnel the Adviser required to manage the Fund's investment portfolio, and these individuals have the sole responsibility, subject only to the oversight of the Adviser and the Board, for the investment advisory services provided to the Fund. The offices of the Adviser are located at 805 Third Avenue, 18th Floor, New York, NY 10022, and its telephone number is (212) 317-9200. The Adviser or its designee maintains the Fund's accounts, books and other documents required to be maintained under the Investment Company Act at 805 Third Avenue, 18th Floor, New York, NY 10022.

The Fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act (the "CEA") and, therefore, is not subject to registration or regulation as a pool operator under the CEA.  The Fund will not be subject to any limits imposed by the Commodity Futures Trading Commission on investments made by the Adviser in futures contracts and options on such contracts.

Pursuant to the Investment Advisory Agreement, the Adviser is responsible, subject to the supervision of the Trustees, for formulating a continuing investment program for the Fund. The Investment Advisory Agreement was initially approved by the Board, including each Independent Trustee, on August 10, 2011, and by vote of the Fund's shareholders on September 23, 2011. The Investment Advisory Agreement has an initial term that expires two years after it became effective on November 1, 2011. Thereafter, the Investment Advisory Agreement will continue automatically for successive one-year periods, provided that such continuance is specifically approved at least annually by either the Fund's Board or the vote of a majority of the outstanding voting securities of the Fund, provided that, in either event, the continuance also is approved by a majority of the Trustees who are not "interested persons" of the Fund or the Adviser by vote cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement is terminable without penalty, on 60 days prior written notice by the Fund's Board, by vote of a majority of the outstanding voting securities of the Fund, or by the Adviser. The Investment Advisory Agreement also provides that it will terminate automatically in the event of its "assignment" (as defined in the Investment Company Act).

The Investment Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund, the Adviser and any director, officer or employee thereof, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, will not be liable to the Fund for any error of judgment, for any mistake of law or for any act or omission by such person in connection with the performance of services to the Fund.  The Investment Advisory Agreement also provides for indemnification, to the fullest extent permitted by law, by the Fund of the Adviser, or any director, officer or employee thereof, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which such person may be liable which arises in connection with the performance of services to the Fund, provided that the liability or expense is not incurred by reason of the person's willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund.

During the fiscal years ended October 31, 2011 and October 31, 2010, the Fund paid performance fees of $102,454 and $436,227, respectively, to Central Park Para Management, the Fund's former investment adviser.

The Manager

During the fiscal years ended October 31, 2011 and October 31, 2010, the Fund paid management fees of $1,570,713 and $1,420,476, respectively, to Central Park Para Management, LLC, the Fund's previous investment adviser.

Portfolio Management

The Fund's portfolio manager, Mr. William L. Collins (the "Portfolio Manager") manages multiple accounts in addition to the Fund, including other pooled investment vehicles (e.g., hedge funds).

The Portfolio Manager's goal is to provide high quality investment services to all of his clients, including the Fund.  Brencourt Advisors has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address conflicts associated with managing multiple accounts for multiple clients.

Potential conflicts of interest may arise because of the Portfolio Manager's management of the Fund and other accounts.  For example, conflicts of interest may arise with the allocation of investment transactions and the allocation of limited investment opportunities.  Allocations of investment opportunities generally could raise a potential conflict of interest to the extent that the Portfolio Manager may have an incentive to allocate investments that are expected to increase in value to preferred accounts.  Conversely, the Portfolio Manager could favor one account over another in the amount or the sequence in which orders to redeem investments are placed.  Additionally, Brencourt Advisors could be viewed as having a conflict of interest to the extent that its investment in other accounts is materially different than its investment in the Fund.  The Adviser periodically reviews the Portfolio Manager's overall responsibilities to ensure that they are able to allocate the necessary time and resources to effectively manage the Fund.

Other accounts managed by the Portfolio Manager may have investment objectives and strategies that differ from those of the Fund, or they may differ from the Fund in terms of the degree of risk that each such account and the Fund are willing to bear.  For these or other reasons, the Portfolio Manager may purchase different investments for the Fund and the other accounts, and the performance of investments purchased for the Fund may vary from the performance of the investments purchased for other accounts.  The Portfolio Manager may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made for the Fund, which could have the potential to adversely impact the Fund, depending on market conditions.

All accounts managed by Brencourt Advisors are currently charged performance fees and asset-based management fees, some of which may differ from the fees charged hereunder.  A potential conflict of interest could arise if Brencourt Advisors were to receive a performance-based advisory fee as to one account but not another, or performance-based advisory fees of differing amounts, because the Portfolio Manager may favor certain of the accounts subject to the performance fee, whether or not the performance of those accounts directly determines the Portfolio Manager's compensation.

The Portfolio Manager's compensation is comprised of a fixed annual salary and an annual supplemental distribution, if any, paid by Brencourt Advisors and not by the Fund.  Because the Portfolio Manager is the majority equity owner of Brencourt Advisors and certain other affiliated entities which receive performance-based fees from client accounts, the supplemental distribution that the Portfolio Manager receives from Brencourt Advisors directly or indirectly is generally equal to his proportional share of the annual net profits earned by Brencourt Advisors from advisory fees and performance-based fees derived from its client accounts, including the Fund, as applicable.

The following table lists the number and types of accounts, other than the Fund, managed by the Fund's Portfolio Manager and estimated assets under management in those accounts, as of December 31, 2011.  All such accounts, and the assets managed thereunder, bear performance-based advisory fees.

William L. Collins

Registered Investment Companies		Pooled Accounts		Other Accounts
Number of Accounts(1)	Assets Managed	Number of Accounts(2)	Assets Managed	Number of Accounts	Assets Managed

1	$64.2 million	7	$266 million	0	N/A

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(1)	The account charges performance-based advisory fees.

(2)	Of these accounts, 5 accounts with total assets of approximately $212 million charge performance-based advisory fees.

The Fund's Portfolio Manager does not beneficially own any Shares.

CONFLICTS OF INTEREST

Central Park Advisers

Central Park Advisers manages the assets of registered investment companies, private investment funds and other accounts (collectively, "Central Park Advisers Clients").  The Fund has no interest in these activities.  Central Park Advisers and its officers or employees who assist Central Park Advisers in its oversight of the Adviser may be engaged in substantial activities other than on behalf of the Adviser and may have conflicts of interest in allocating their time and activity between the Adviser and Central Park Advisers Clients.  Central Park Advisers and its officers and employees devote so much of their time to the affairs of the Adviser as in their judgment is necessary and appropriate.

Brencourt Advisors

Brencourt Advisors, William L. Collins, and certain other investment professionals who are principals of or employed by Brencourt Advisors or its affiliates (collectively with Brencourt Advisors, the "Brencourt Advisors Managers") carry on or in the future may carry on substantial investment activities for their own accounts, for the accounts of family members and for other accounts ("Brencourt Advisors Accounts").  The Fund has no interest in these activities.  Brencourt Advisors and the investment professionals who, on behalf of the Adviser, will manage the Fund's investment portfolio will be engaged in substantial activities other than on behalf of the Adviser, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between the Fund and the Brencourt Advisors Accounts.  Such persons devote only so much time to the affairs of the Adviser as in their judgment is necessary and appropriate.

A shareholder who can meet the investment conditions imposed by Brencourt Advisors could also invest directly with Brencourt Advisors.  These conditions include investment minimums that are considerably higher than the Fund's stated minimum investment.  By investing in the Fund, a shareholder who would meet such conditions may bear a higher asset-based fee than if it invested directly with Brencourt Advisors.

Participation in Investment Opportunities

The Adviser employs an investment program for the Fund that is substantially similar to the investment program employed by the Brencourt Advisors Managers for some of the Brencourt Advisors Accounts. Accordingly, as a general matter, the Adviser considers participation by the Fund in all appropriate investment opportunities that are under consideration for investment by the Brencourt Advisors Managers for the Brencourt Advisors Accounts. There may be, however, circumstances under which the Brencourt Advisors Managers will cause one or more Brencourt Advisors Accounts to commit a larger percentage of their respective assets to an investment opportunity than to which the Adviser will commit the Fund's assets. There also may be circumstances under which the Brencourt Advisors Managers will consider participation by the Brencourt Advisors Accounts in investment opportunities in which the Adviser does not intend to invest on behalf of the Fund, or vice versa. Brencourt Advisors is not obligated to consider for the Fund every investment opportunity considered for Brencourt Advisors Accounts.

The Adviser evaluates for the Fund, and the Brencourt Advisors Managers evaluate for each Brencourt Advisors Account, a variety of factors that may be relevant in determining whether a particular investment opportunity or strategy is appropriate and feasible for the Fund or a Brencourt Advisors Account at a particular time, including, but not limited to, the following: (1) the nature of the investment opportunity taken in the context of the other investments at the time; (2) the liquidity of the investment relative to the needs of the particular entity or account; (3) the availability of the opportunity (i.e., size of obtainable position); (4) the transaction costs involved; (5) the investment strategy of the particular entity or account; and (6) the investment or regulatory limitations applicable to the particular entity or account. Because these considerations may differ for the Fund and the Brencourt Advisors Accounts in the context of any particular investment opportunity, the investment activities of the Fund and the Brencourt Advisors Accounts may differ considerably from time to time. In addition, the fees and expenses of the Fund will differ from those of the Brencourt Advisors Accounts. Accordingly, prospective shareholders should note that the future performance of the Fund and the Brencourt Advisors Accounts will vary.

When the Adviser and the Brencourt Advisors Managers determine that it would be appropriate for the Fund and one or more Brencourt Advisors Accounts to participate in an investment opportunity at the same time, they will attempt to aggregate, place and allocate orders on a basis that the Brencourt Advisors believes to be fair and equitable, consistent with its responsibilities under applicable law. Decisions in this regard are necessarily subjective and there is no requirement that the Fund participates, or participates to the same extent as the Brencourt Advisors Accounts, in all trades. However, no participating entity or account will receive preferential treatment over any other and the Brencourt Advisors Managers will take steps to ensure that no participating entity or account will be systematically disadvantaged by the aggregation, placement and allocation of orders.

Situations may occur, however, where the Fund could be disadvantaged because of the investment activities conducted by the Brencourt Advisors Managers for the Brencourt Advisors Accounts. Such situations may be based on, among other things, the following: (1) legal restrictions on the combined size of positions that may be taken for the Fund and the Brencourt Advisors Accounts, thereby limiting the size of the Fund's position; (2) the difficulty of liquidating an investment for the Fund and the Brencourt Advisors Accounts where the market cannot absorb the sale of the combined positions; and (3) the determination that a particular investment is warranted only if hedged with an option or other instrument and there is a limited availability of such options or other instruments. In particular, the Fund may be legally restricted from entering into a "joint transaction" (as defined in the Investment Company Act) with the Brencourt Advisors Accounts with respect to the securities of an issuer without first obtaining exemptive relief from the SEC. See "Other Matters" below.

The members of the Adviser, and their members, directors, officers, employees and affiliates, may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by members, directors, officers, employees and affiliates of Central Park Advisers or Brencourt Advisors, or by the Brencourt Advisors Managers for the Brencourt Advisors Accounts, that are the same, different or made at a different time than positions taken for the Fund.

Other Matters

Except in accordance with applicable law, the Adviser and its members are not permitted to buy securities or other property from, or sell securities or other property to, the Fund. These transactions would be made in circumstances where the Adviser has determined it would be appropriate for the Fund to purchase and a Brencourt Advisors Account to sell, or the Fund to sell and a Brencourt Advisors Account to purchase, the same security or instrument on the same day.

Future investment activities of Central Park Advisers or Brencourt Advisors, or their affiliates, and the principals, partners, directors, officers or employees of the foregoing, may give rise to additional conflicts of interest.

TAX ASPECTS

The Adviser expects that the Fund will qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code").  As a RIC, the Fund will pay no Federal income tax on net investment income and net realized securities gains to the extent that such income and gains are distributed to shareholders in accordance with applicable provisions of the Code.  To qualify as a RIC, the Fund must, among other things:  (a) derive in each taxable year (the "gross income test") at least 90% of its gross income from (i) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks, securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies, and (ii) net income from interests in "qualified publicly traded partnerships" (as defined in the Code) (all such income items, "qualifying income"); (b) diversify its holdings (the "asset diversification test") so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other RICs) of a single issuer, two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses or one or more "qualified publicly traded partnerships" (as defined in the Code); and (c) distribute at least 90% of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) to its shareholders each taxable year.

Pursuant to the Regulated Investment Company Modernization Act of 2010 (the "Modernization Act"), a RIC that fails the gross income test for a taxable year shall nevertheless be considered to have satisfied the test for such year if (i) the RIC satisfies certain procedural requirements, and (ii) the RIC's failure to satisfy the gross income test is due to reasonable cause and not due to willful neglect.  However, in such case, a tax is imposed on the RIC for the taxable year in which, absent the application of the above cure provision, it would have failed the gross income test equal to the amount by which (x) the RIC's non-qualifying gross income exceeds (y) one-ninth of the RIC's qualifying gross income, each as determined for purposes of applying the gross income test for such year.

Also pursuant to the Modernization Act, a RIC that fails the asset diversification test as of the end of a quarter shall nevertheless be considered to have satisfied the test as of the end of such quarter in the following circumstances.  If the RIC's failure to satisfy the asset diversification test at the end of the quarter is due to the ownership of assets the total value of which does not exceed the lesser of (i) one percent of the total value of the RIC's assets at the end of such quarter and (ii) $10,000,000 (a "de minimis failure"), the RIC shall be considered to have satisfied the asset diversification test as of the end of such quarter if, within six months of the last day of the quarter in which the RIC identifies that it failed the asset diversification test (or such other prescribed time period), the RIC either disposes of assets in order to satisfy the asset diversification test, or otherwise satisfies the asset diversification test.

In the case of a failure to satisfy the asset diversification test at the end of a quarter under circumstances that do not constitute a de minimis failure, a RIC shall nevertheless be considered to have satisfied the asset diversification test as of the end of such quarter if (i) the RIC satisfies certain procedural requirements; (ii) the RIC's failure to satisfy the asset diversification test is due to reasonable cause and not due to willful neglect; and (iii) within six months of the last day of the quarter in which the RIC identifies that it failed the asset diversification test (or such other prescribed time period), the RIC either disposes of the assets that caused the asset diversification failure in order to satisfy the asset diversification test, or otherwise satisfies the asset diversification test.  However, in such case, a tax is imposed on the RIC, at the current rate of 35 percent, on the net income generated by the assets that caused the RIC to fail the asset diversification test during the period for which the asset diversification test was not met.  In all events, however, such tax will not be less than $50,000.

A nondeductible excise tax at a rate of 4% will be imposed on the excess, if any, of the Fund's "required distribution" over its actual distributions in any calendar year.  Generally, the required distribution is 98% of the Fund's ordinary income for the calendar year plus 98% (98.2% for calendar years after 2010) of its capital gain net income, determined under prescribed rules for this purpose, recognized during the one-year period ending on October 31st of such year (or other applicable period) plus undistributed amounts from prior years.  The Fund generally intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so.

If the Fund does not qualify as a RIC, it will be treated for tax purposes as an ordinary corporation.  In that case, all of its taxable income would be subject to U.S. federal income tax at regular corporate rates without any deduction for distributions to shareholders.  In addition, all distributions (including distributions of net capital gain) would be taxed to their recipients as dividend income to the extent of the Fund's current and accumulated earnings and profits.  The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.

The Fund ordinarily declares and pays dividends from its net investment income and distributes net realized capital gains, if any, once a year.  The Fund, however, may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the Investment Company Act.

If you elect to receive dividends and distributions in cash, and your dividend or distribution check is returned to the Fund as undeliverable or remains uncashed for six months, the Fund reserves the right to reinvest such dividends or distributions and all future dividends and distributions payable to you in additional Shares at net asset value.  No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Any dividend or distribution paid shortly after an investor's purchase of Shares may have the effect of reducing the aggregate net asset value of the Shares below the cost of the investment.  Such a dividend or distribution would be a return of capital, taxable as stated in the Fund's Prospectus.  In addition, the Code provides that if a shareholder holds Shares for six months or less and has received a capital gain distribution with respect to such Shares, any loss incurred on the sale of such Shares will be treated as long term capital loss to the extent of the capital gain distribution received.

A shareholder that is not subject to tax on its income will not be required to pay tax on amounts distributed to it by the Fund, provided that the tax-exempt shareholder's acquisition of its Shares is not debt-financed within the meaning of Section 514 of the Code.

Certain of the investment strategies of the Fund may be subject to special and complex federal income tax provisions (some of which are described in more detail below) that, among other things, can (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss, (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock, securities or other assets is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not qualify as good income under the 90% gross income test described above.

Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gains and losses.  However, a portion of the gain or loss realized from the disposition of foreign currencies (including foreign currency denominated bank deposits) and non-U.S. dollar denominated securities (including debt instruments and certain futures or forward contracts and options) may be treated as ordinary income or loss.  Similarly, gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities may be treated as ordinary income or loss.  In addition, all or a portion of any gains realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income.  Finally, all or a portion of the gain realized from engaging in "conversion transactions" (generally including certain transactions designed to convert ordinary income into capital gain) may be treated as ordinary income.

Gain or loss, if any, realized by the Fund from certain financial futures or forward contracts and options transactions ("Section 1256 contracts") generally will be treated as 60% long term capital gain or loss and 40% short term capital gain or loss.  Gain or loss will arise upon exercise or lapse of Section 1256 contracts as well as from closing transactions.  In addition, any Section 1256 contracts remaining unexercised at the end of the Fund's taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to the Fund characterized in the manner described above.

Offsetting positions held by the Fund involving certain financial futures or forward contracts or options transactions with respect to actively traded personal property may be considered, for tax purposes, to constitute "straddles."  To the extent the straddle rules apply to positions established by the Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in the offsetting position.  In addition, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gains on straddle positions may be treated as short-term capital gains or ordinary income.  Certain of the straddle positions held by the Fund may constitute "mixed straddles."  The Fund may make one or more elections with respect to the treatment of "mixed straddles," resulting in different tax consequences.  In certain circumstances, the provisions governing the tax treatment of straddles override or modify certain of the provisions discussed above.

If the Fund either (1) holds an appreciated financial position with respect to stock, certain debt obligations or partnership interests ("appreciated financial position"), and then enters into a short sale, futures, forward, or offsetting notional principal contract (collectively, a "Contract") with respect to the same or substantially identical property, or (2) holds an appreciated financial position that is a Contract and then acquires property that is the same as, or substantially identical to, the underlying property, the Fund generally will be taxed as if the appreciated financial position were sold at its fair market value on the date the Fund enters into the financial position or acquires the property, respectively.  The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

If the Fund enters into certain derivatives (including forward contracts, long positions under notional principal contracts, and related puts and calls) with respect to equity interests in certain pass-thru entities (including other RICs, real estate investment trusts, partnerships, real estate mortgage investment conduits and certain trusts and foreign corporations), long-term capital gain with respect to the derivative may be recharacterized as ordinary income to the extent it exceeds the long-term capital gain that would have been realized had the interest in the pass-thru entity been held directly by the Fund during the term of the derivative contract.  Any gain recharacterized as ordinary income will be treated as accruing at a constant rate over the term of the derivative contract and may be subject to an interest charge.  The Treasury has authority to issue regulations expanding the application of these rules to derivatives with respect to debt instruments and/or stock in corporations that are not pass-thru entities.

The Fund may invest in foreign corporations that are characterized for U.S. federal income tax purposes as "passive foreign investment companies" ("PFICs").  Investments by the Fund in certain PFICs could subject the Fund to federal income tax (including interest charges) on certain distributions or dispositions with respect to those investments, which tax cannot be eliminated by making distributions to stockholders.  The Fund will not be able to "pass-through" to its stockholders any credit or deduction for this tax.  In addition, investments in PFICs could, in certain cases, result in the treatment of capital gains as ordinary income.  Elections may be available to the Fund to mitigate the effect of these adverse tax consequences, but such elections generally accelerate the recognition of income without the receipt of cash.  Dividends paid by PFICs will not qualify for the reduced individual tax rates applicable to qualified dividend income.

Investments by the Fund in securities issued or acquired at a discount, or providing for deferred interest or for payment of interest in the form of additional obligations, could under special tax rules affect the amount, timing and character of distributions to shareholders by causing the Fund to recognize income prior to the receipt of cash payments.  For example, the Fund could be required each year to accrue a portion of the discount (or deemed discount) at which the securities were issued and to distribute such income in order to maintain its qualification as a RIC.  In such case, the Fund may have to dispose of securities which it might otherwise have continued to hold in order to generate cash to satisfy the distribution requirements.

The Fund may be required to withhold, for U.S. federal income taxes, a portion of certain distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers (TINs) or who otherwise fail to make required certifications, or if the Fund or a shareholder has been notified by the Internal Revenue Service that such shareholder is subject to backup withholding.  Corporate shareholders and other shareholders specified in the Code and the Treasury regulations promulgated thereunder are exempt from backup withholding, but may be required to demonstrate their exempt status.  Backup withholding is not an additional tax.  Any amounts withheld will be allowed as a refund or a credit against the shareholder's federal income tax liability if the appropriate information is provided to the Internal Revenue Service.  Failure to furnish a certified TIN to the Fund could subject you to a $50 penalty imposed by the Internal Revenue Service.

BROKERAGE

The Adviser is responsible for the placement of the portfolio transactions of the Fund and the negotiation of any commissions paid on such transactions.  Portfolio securities ordinarily will be purchased through brokers on securities exchanges or directly from the issuer or from an underwriter or market maker for the securities.  Purchases of portfolio instruments through brokers involve a commission to the broker.  Purchases of portfolio securities from dealers serving as market makers include the spread between the bid and the asked price.  In placing portfolio transactions, the Adviser and its affiliates may take into account a variety of factors, including the following:  the ability to effect prompt and reliable executions at favorable prices; the operational efficiency with which transactions are effected; the financial strength, integrity and stability of the broker; the quality, comprehensiveness and frequency of available research services considered to be of value; and the competitiveness of commission rates in comparison with other brokers satisfying the Adviser's other selection criteria. Research services furnished by brokers may include: written information and analyses concerning specific securities, companies or sectors; market, financial and economic studies and forecasts; statistics and pricing or appraisal services; and discussions with research personnel.  The Adviser is authorized to pay higher commissions, for the purchase or sale of securities, to brokerage firms that provide the Adviser with such investment and research information if the Adviser determines such commissions are reasonable in relation to the overall services provided.  Research services provided by broker-dealers used by the Fund may be utilized by the Adviser or its affiliates in connection with its investment services for other accounts and, likewise, research services provided by broker-dealers used for transactions of other accounts may be utilized by the Adviser or its affiliates in performing services for the Fund.  Since commission rates in the United States are negotiable, selecting brokers on the basis of considerations that are not limited to applicable commission rates may at times result in higher transaction costs than would otherwise be obtainable.

The Adviser has the option to use "soft dollars" generated by the Fund to pay for certain types of research and brokerage services, provided that such services fall within the safe harbor provided by Section 28(e) of the Securities Exchange Act of 1934, as amended, to investment managers who use soft dollars generated by their advised accounts to obtain investment research and brokerage services that provide lawful and appropriate assistance to the Adviser in the performance of investment decision-making responsibilities.  The term "soft dollars" refers to the receipt by an investment manager of products and services provided by brokers without any cash payment by the investment manager, based on the volume of revenues generated from brokerage commissions for transactions executed for clients of the investment manager.  The products and services available from brokers that fall within the safe harbor include both internally generated items (such as research reports prepared by employees of the broker) as well as items acquired by the broker from third parties (such as software that provides analyses of securities portfolios).

The availability of these benefits may influence the Adviser to select one broker rather than another to perform services for the Fund.  Nevertheless, the Adviser seeks to assure either that the fees and costs for services provided to the Fund by brokers offering these benefits are not materially greater than services that would be performed by equally capable brokers not offering such services or that the Fund also will benefit from the services.

In addition, the use of brokerage commissions to obtain investment research services may create a conflict of interest between the Adviser and the Fund, because the Fund will pay for such products that are not exclusively for the benefit of the Fund and that may be primarily or exclusively for the benefit of the Adviser.  To the extent that the Adviser is able to acquire these products without expending its own resources (including management fees paid by the Fund), the Adviser's use of "soft dollars" would tend to increase the Adviser's profitability.  In addition, the availability of these non-monetary benefits may influence the Adviser to select one broker rather than another to perform services for the Fund.

During the fiscal years ended October 31, 2011 and October 31, 2010 the Fund paid brokerage commissions of approximately $1,164,000 and $1,156,000, respectively.

ADDITIONAL INFORMATION ABOUT THE FUND

As of December 31, 2011, no person owned of record or was known by the Fund to own beneficially 5% or more of the Fund's outstanding voting Shares.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND LEGAL COUNSEL

Ernst & Young LLP serves as the independent registered public accounting firm of the Fund.  Its principal business address is 5 Times Square, New York, New York 10036.

Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038, acts as legal counsel to the Fund.

Ropes & Gray LLP, 1211 Avenue of the Americas, New York, New York 10036, acts as legal counsel to Brencourt Advisors.

CUSTODIAN

Union Bank, N.A. (the "Custodian") serves as the primary custodian of the Fund's assets, and may maintain custody of the Fund's assets with domestic and foreign subcustodians (which may be banks, trust companies, securities depositories and clearing agencies) approved by the Trustees.  Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of such custodian.  The Custodian's principal business address is 350 California Street, San Francisco, California 94104.

FINANCIAL STATEMENTS

The financial statements of the Fund follow.

Central Park Group Multi-Event Fund

Financial Statements

Annual Report
October 31, 2011

CENTRAL PARK GROUP MULTI-EVENT FUND
Financial Statements
For the Year Ended October 31, 2011

Report of Independent Registered Public Accounting Firm	1
Statement of Assets and Liabilities	2
Schedule of Portfolio Investments	3
Statement of Operations	4
Statements of Changes in Net Assets	5
Statement of Cash Flows	6
Financial Highlights	7
Notes to Financial Statements	8
Supplemental Information (Unaudited)	16

The accompanying notes are an integral part of these financial statements.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of Central Park Group Multi-Event Fund:

We have audited the accompanying statement of assets and liabilities of Central Park Group Multi-Event Fund (the "Fund"), including the schedule of portfolio investments, as of October 31, 2011, and the related statements of operations and cash flows for the year then ended and the statements of changes in net assets for each of the two years in the year then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011 by correspondence with the custodian and others. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Central Park Group Multi-Event Fund at October 31, 2011, the results of its operations and its cash flows for the year then ended and the changes in its net assets and the financial highlights for each of the periods indicated above, in conformity with U.S. generally accepted accounting principles.

December 28, 2011

CENTRAL PARK GROUP MULTI-EVENT FUND
Statement of Assets and Liabilities
October 31, 2011

Assets
Investments, at fair value (cost $ 68,050,987)	$67,718,884
Due from brokers	2,712,506
Receivable for investments sold, not settled	2,464,250
Interest and dividends receivable	3,209
Other assets	22,528
Total assets	72,921,377

Liabilities
Payable for capital shares redeemed	7,782,804
Payable for investments purchased, not settled	813,750
Due to investment adviser	371,807
Accounts payable and other accrued expenses	738,546
Total liabilities	9,706,90
Net assets	$63,214,470

Composition of net assets
Paid-in capital	$62,766,402
Accumulated net investment income	32,078
Accumulated net realized gain from investments, options, securities and exchange traded funds sold short, written options, swaps and foreign currency transactions	748,106
Accumulated net unrealized depreciation from investments, options, securities and exchange traded funds sold short, written options, swaps and foreign currency transactions	(332,116)
Net assets at end of year	$63,214,470

Shares Outstanding (12,500,000 shares authorized)	6,670,425

Net asset value per share outstanding	$9.48

The accompanying notes are an integral part of these financial statements.

CENTRAL PARK GROUP MULTI-EVENT FUND
Schedule of Portfolio Investments
For the Year Ended October 31, 2011

Shares	Type	Fair Value ($)	% of Net Assets
	COMMON STOCK
	AIRLINES
20,292	Capmark Financial Group (a)	$343,950	0.54%
	TOTAL COMMON STOCK (Cost - $420,329)

	PREFERRED STOCKS
	LIFE/HEALTH INSURANCE
23,918	Universal American Spin Corp. (a)	$538,155	0.85%
	TOTAL PREFERRED STOCK (Cost - $597,950)

	PRIVATE PLACEMENTS
534,744	JAM Recovery Fund LP (a,b,c,d)	562,604	0.89%
	TOTAL PRIVATE PLACEMENTS (Cost - $534,744)

Par Value
	CORPORATE BONDS
187,152	Capmark Financial Group, 7%, 9/30/14	185,421
240,954	Capmark Financial Group, 9%, 9/30/15	241,030
	TOTAL CORPORATE BONDS (Cost - $650,240)	426,451	0.68%

Shares
	SHORT-TERM INVESTMENTS
65,847,724	Union Bank of California Money Market Sweep	65,847,724	104.17%
	TOTAL SHORT-TERM INVESTMENTS (Cost - $65,847,724)

	TOTAL INVESTMENTS IN SECURITIES (Cost $ 68,050,987) (e)	67,718,884	107.13%
	LIABILITIES IN EXCESS OF OTHER ASSETS	(4,504,414)	-7.13%
	NET ASSETS	$63,214,470	100.00%

(a)	Non income producing.
(b)	Fair value security. These securities represent 0.9% of the net assets as of October 31, 2011.
(c)	Security restricted as to resale or transfer.
(d)	Illiquid security.
(e)
The Fund has categorized its investments in accordance with the "Fair Value Measurements and Disclosures" Topic 820 of the Accounting Standards Codification ("ASC 820").  See note 3 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

CENTRAL PARK GROUP MULTI-EVENT FUND
Statement of Operations
For the Year Ended October 31, 2011

Investment income
Dividends (net of withholding tax of $1,642)	$527,327
Interest	508,143
Total investment income	1,035,470

Expenses:
Investment management fees	1,570,713
Incentive fees	102,454
Professional fees	373,185
Dividend expense	320,377
Interest expense	220,925
Administration fees	112,336
Trustees' fees	20,681
Custodian fees	27,335
Other expenses	309,899
Total expenses	3,057,905

Net investment loss	(2,022,435)

Net realized and unrealized gain from investments, options, securities and exchange traded funds sold short, written options, swaps and foreign currency transactions/translations
Net realized gain (loss) from:
Investments	4,736,450
Purchased Options	(4,942,855)
Securities and exchange traded funds sold short	2,048,658
Written options	387,564
Swaps	(235,453)
Foreign currency transactions	(176,428)
Total net realized gain	1,817,936
Change in net unrealized appreciation/(depreciation) from:
Investments	(3,259,658)
Purchased Options	(469,758)
Securities and exchange traded funds sold short	28,821
Written options	260,974
Swaps	(211,524)
Foreign currency transactions	9,145
Total change in net unrealized appreciation/(depreciation)	(3,642,000)

Net realized and unrealized gain from investments, options, securities and exchange traded funds sold short, written options, swaps and foreign currency transactions/translations	(1,824,064)
Net decrease in net assets resulting from operations	$(3,846,499)

The accompanying notes are an integral part of these financial statements.

CENTRAL PARK GROUP MULTI-EVENT FUND
Statement of Changes in Net Assets

	For The Year Ended October 31, 2011	For The Year Ended October 31, 2010
Increase/(Decrease) in net assets resulting from operations
Net investment loss	$(2,022,435)	$(1,382,993)
Net realized gain/(loss) from investments, options, securities and exchange traded funds sold short, written options, swaps and foreign currency transactions	1,817,936	(286,228)
Change in net unrealized appreciation/(depreciation) from investments, options, securities and exchange traded funds sold short, written options, swaps and foreign currency translations	(3,642,000)	3,501,873
Net increase/(decrease) in net assets resulting from operations	(3,846,499)	1,832,652

Distributions to shareholders
From net realized gains	—	(2,368,436)
Net decrease in net assets from distributions to shareholders	—	(2,368,436)

Shareholder Transactions
Proceeds from shares issued	8,930,056	36,334,378
Net asset value of shares issued in reinvestment of distributions to shareholders	—	2,221,478
Cost of shares redeemed	(20,330,165)	(10,551,445)
Net increase/(decrease) in net assets from share transactions	(11,400,109)	28,004,411

Total net increase/(decrease) in net assets	(15,246,608)	27,468,627
Net assets at beginning of year	78,461,078	50,992,451
Net assets at end of year	$63,214,470	$78,461,078
Accumulated net investment gain/(loss)	$32,078	$(211,524)

Share Activity
Shares Sold	874,077	3,649,445
Shares Reinvested	—	221,483
Shares Redeemed	(2,030,390)	(1,050,326)
Net increase/(decrease) in shares outstanding	$(1,156,313)	$2,820,602

The accompanying notes are an integral part of these financial statements.

CENTRAL PARK GROUP MULTI-EVENT FUND
Statement of Cash Flows
For the Year Ended October 31, 2011

Cash flows from operating activities
Net decrease in net assets resulting from operations	$(3,846,499)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used in operating activities:
Purchases of investments	(1,278,852,746)
Proceeds from dispositions of investments	1,301,608,940
Purchases of securities sold short	(330,451,648)
Proceeds from securities sold short	322,470,633
Purchases of written options	(6,621,766)
Proceeds from written options	5,459,773
Net realized loss from investments and options	206,405
Net realized gain from securities and exchange traded funds sold short	(2,048,658)
Net realized gain on written options	(387,564)
Change in net unrealized appreciation/depreciation from investments, options, securities and exchange traded funds sold, written options, swaps and foreign currency translation	3,642,000
Net accretion of discounts	(81,363)

Change in assets and liabilities:
(Increase)/Decrease in assets:
Due from brokers	10,799,010
Receivable for investments sold, not settled	5,150,974
Interest and dividends receivable	37,736
Other assets	(848)
Increase/(Decrease) in liabilities:
Payable for foreign currency	(3,221,908)
Payable for investments purchased, not settled	(13,113,457)
Due to investment adviser	(51,698)
Incentive fees payable	(415,496)
Trustee fees payable	(1,319)
Accounts payable and other accrued expenses	560,662
Net cash provided by operating activities	10,841,163

Cash flows from financing activities
Proceeds from shares issued	8,930,056
Shares redeemed	(19,771,219)
Net cash used in financing activities	(10,841,163)
Net change in cash	—
Cash at beginning of year	—
Cash at end of year	—

Supplemental disclosure of cash activity:
Cash paid for interest	$19,444

The accompanying notes are an integral part of these financial statements.

CENTRAL PARK GROUP MULTI-EVENT FUND
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010	For the Year Ended October 31, 2009	For the Period Ended October 31, 2008(1)

Net Asset Value, beginning of year/period	$10.02	$10.19	$9.15	$10.65

Activity from investment operations:
Net investment loss(2)	(0.26)	(0.19)	(0.09)	(0.02)
Net realized and unrealized gain (loss) from investments	(0.28)	0.44	1.13	(1.48)
Total from investment operations	(0.54)	0.25	1.04	(1.50)

Less distributions from:
Net realized gains	—	(0.42)	—	—
Total distributions	—	(0.42)	—	—

Net asset value, end of year/period	$9.48	$10.02	$10.19	$9.15

Ratio of net investment loss to average net assets	(2.58)%	(1.95)%	(0.99)%	(2.39)%	(3)
Ratio of gross expenses before incentive fees to average net assets	3.77%	3.18%	3.83%	6.69%	(3, 4)
Ratio of net expenses before incentive fees to average net assets	3.77%	3.18%	3.83%	4.53%	(3, 4, 5)
Incentive fees	0.13%	0.62%	0.67%	—
Ratio of net expenses after incentive fees to average net assets	3.90%	3.80%	4.50%	4.53%	(3, 4, 5)
Portfolio Turnover Rate	780%	811%	1033%	740%	(6)
Total return, before incentive fees(7)	(5.26)%	3.12%	11.96%	(14.08)%	(6)
Incentive fees	(0.13)%	(0.62)%	(0.67)%	—
Total return, after incentive fees(7)	(5.39)%	2.50%	11.29%	(14.08)%	(6)

Net Assets, end of year/period (in 000's)	$63,214	$78,461	$50,992	$30,733
____________
(1)	Central Park Multi Event Fund commenced operations on December 6, 2007.

(2)	Calculated using the average shares method.

(3)	Annualized for periods less than one year.

(4)	Ratio of gross expenses to average net assets does not include the impact of the Adviser's expense reimbursement.

(5)	Ratio of net expenses to average net assets includes the effect of the voluntary expense reimbursement by the Adviser.

(6)	Not annualized for periods less than one year.

(7)
Total return assumes a purchase of an interest in the Fund at the beginning of the period and a sale of the Fund interest on the last day of the period noted and does not reflect the deduction of a sales load, if any, incurred when subscribing to the Fund.

The accompanying notes are an integral part of these financial statements.

CENTRAL PARK GROUP MULTI-EVENT FUND
Notes to Financial Statements
October 31, 2011

1.           Organization

Central Park Group Multi-Event Fund (the "Fund") was organized in the State of Delaware on November 21, 2006 as a diversified, closed-end management investment company, registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund commenced operations on December 6, 2007 and previously had minimal operations primarily related to organizational matters.

The Fund's investment objective is to seek capital appreciation while seeking to moderate risk and reduce volatility compared to the general equity markets, by pursuing a variety of investment strategies. These include primarily event-driven strategies, relative value strategies, and capital structure arbitrage strategies. The Fund may also trade and invest in undervalued securities by employing long-biased strategies.

Effective November 1, 2011, the Fund's investment adviser is Central Park Multi Event Management, LLC (a registered investment adviser) (the "Adviser"), a joint venture between Central Park Advisers, LLC ("Central Park Advisers" or the "Manager") and Brencourt Advisers LLC ("Brencourt"). Prior to November 1, 2011, the investment adviser was Central Park Para Management, LLC a joint venture between the Manager and Para Advisors LLC, ("Para Advisors"). The Fund's Board of Trustees (the "Trustees") has overall responsibility to manage and control the business affairs of the Fund and has engaged the Adviser to provide investment advice to the Fund.

2.           Summary of Significant Accounting Policies

The accounting and reporting policies of the Fund have been prepared in accordance with U.S. generally accepted accounting principles ("U.S. GAAP"), and are expressed in United States dollars.

The following is a summary of significant accounting and reporting policies followed by the Fund in the preparation of the financial statements.

Federal Income Taxes:  The Fund qualified as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") during the fiscal year of 2011. The Fund's policy is to comply with the provisions of the Code applicable to RICs and to distribute to its shareholders substantially all of its distributable net investment income and net realized gain on investments. In addition, the Fund intends to make distributions as required to avoid excise taxes. Accordingly, no provision for federal income or excise tax has been recorded in these financial statements.

Foreign Currency Transactions:  The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities of the Fund denominated in a foreign currency, if any, are translated into U.S. dollar amounts at current exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts at the exchange rate on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at the date of valuation, resulting from changes in currency exchange rates.

Option Writing:  When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. Put and call options purchased are accounted for in the same manner as investment securities.

Financial Futures Contracts:  The Fund invests in financial futures contracts for the purpose of hedging its existing portfolio securities, or securities that the Fund intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as "variation margin," are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security. The Fund recognizes a gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets.

Investment Transactions:  The Fund records security transactions based on trade date. For investments in securities, dividend income is recorded on the ex-dividend date. Interest income is recorded as earned on the accrual basis and includes amortization or accretion of premiums or discounts. Discounts and premiums on securities purchased are accreted/amortized, over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Dividends and distributions to shareholders:  Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually.  The Fund records dividends and distributions to its shareholders on ex¬dividend date.  Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These "book/tax" differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.  Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Fund.

Use of Estimates:  The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3.           Securities Valuations

Fair Value Measurements:  A description of the valuation techniques applied to the Fund's major categories of assets and liabilities measured at fair value on a recurring basis is as follows. The Fund has categorized its investments according to a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various "inputs" used to determine the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 — other significant observable inputs for the asset or liability (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs for the asset or liability (including the Fund's own assumptions in determining the fair value of investments).

The inputs or methodology used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary categorization, as of October 31, 2011, of the Fund’s investments based on the level of inputs utilized in determining the value of such investments:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
	Investment Securities	Investment Securities	Investment Securities	Investment Securities
Security Type
Assets
Common Stocks	$343,950	$—	$—	$343,950
Preferred Stocks	—	538,155	—	538,155
Private Placements	—	—	562,604	562,604
Corporate Bonds	—	426,451	—	426,451
Short Term Investment	65,847,724	—	—	65,847,724
Total	$66,191,674	$964,606	$562,604	$67,718,884

There were no significant transfers into or out of Level 1 and 2 during the current period presented. It is the Fund's policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

For each Level 3 investment, some or all of the following may have been used to determine fair value: market conditions, credit quality and spreads, liquidity, expected maturity or call date, and security type.

For the current period there have been no transfers out of Level 3. The Fund assumes any transfers between levels occur at the end of the year. The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Investments	Balance as of October 31, 2010	Change in Unrealized Appreciation/ (Depreciation)*	Net Purchases (Sales)	Balance as of October 31, 2011
Private Placements	$502,154	$12,919	$47,531	$562,604
_____________
*	Relates only to investments still held as of October 31, 2011.

Equity securities (common & preferred stock): Investments in securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depository Receipts (ADRs), financial futures, Exchange Traded Funds (ETFs), and the movement of certain indexes of securities based on a statistical analysis of the historical relationship and are categorized in Level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in Level 2. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price, except for short positions and call options written, for which the last quoted asked price is used. Short-term securities, with the exception of sweep vehicles valued at cost, and debt securities with less than 60 days to maturity are generally valued at amortized cost, which approximates fair value.

Securities traded on a foreign securities exchange are valued at their last sale price on the exchange where such securities are primarily traded or in the absence of a reported sale on a particular day, at their bid price, in the case of securities held long, or ask prices, in the case of securities sold short, as reported by such exchange.

All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars using foreign exchange rates provided by a pricing service compiled as of 4:00 p.m. London time. Trading in foreign securities generally is completed, and the values of such securities are determined, prior to the close of securities markets in the U.S. Foreign exchange rates are also determined prior to such close. On occasion, the values of such securities and exchange rates may be affected by events occurring between the times such values or exchange rates are determined and the time that the net asset value of the Fund is determined. When such events materially affect the values of securities held by the Fund or its liabilities, such securities and liabilities are valued at fair value as determined in good faith by, or under the supervision of, the Trustees.

Corporate bonds:  The fair value of corporate bonds is estimated using various techniques, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

U.S. Government securities:  U.S. Government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. U.S. Government securities are categorized in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

U.S. Agency securities:  U.S. Agency securities are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Agency issued debt securities are generally valued in a manner similar to U.S. Government securities. Mortgage pass-throughs include to-be-announced (TBA) securities and mortgage pass-through certificates. TBA securities and mortgage pass-through certificates are generally valued using dealer quotations. Depending on market activity levels and whether quotations or other data are used, these securities are typically categorized in Level 1 or Level 2 of the fair value hierarchy.

Restricted securities (equity and debt):  Restricted securities for which quotations are not readily available are valued at fair value as determined by the Trustees. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Private securities:  Private securities are valued at fair value. These securities are initially recorded at their original funded cost and subsequently adjusted based upon transactions or events occurring that directly affect the value of such securities. These securities may also be adjusted downward in the event that net realizable value is determined to be less than carrying value. The Fund's investments in investment funds are subject to the terms and conditions of the respective operating agreements and offering memoranda, as appropriate. The Fund's investments in investment funds are carried at fair value as determined by the Fund's pro rata interest in the net assets of each investment fund. All valuations utilize financial information supplied by each investment fund and are net of management and incentive fees or allocations payable to the investment funds' managers or pursuant to the investment funds' agreements. The Fund's valuation procedures require the Adviser to consider all relevant information available at the time the Fund values its portfolio. The Adviser and/or the Trustees will consider such information and consider whether it is appropriate, in light of all relevant circumstances, to value such a position at its net asset value as reported or whether to adjust such value. The underlying investments of each investment fund are accounted for at fair value as described in each investment fund's financial statements.

Derivative instruments:  Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over the counter (OTC) derivative contracts include forwards, swaps, option contracts, and contracts for differences related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products can be modeled taking into account the counterparties' credit worthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swaps and option contracts. A substantial majority of OTC derivative products valued by the Fund using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy.

If market quotations are not readily available, securities and options described above are valued at fair value as determined in good faith by, or at the supervision of, the Trustees. Fair value shall take into account the relevant factors and surrounding circumstances, which may include:  (i) the nature and pricing history (if any) of the security or other investment; (ii) whether any dealer quotations are available; (iii) possible valuation methodologies that could be used to determine fair value; (iv) the recommendation of the Adviser with respect to the valuation; (v) whether the same or similar securities or other investments are held by other accounts or other funds managed by the Adviser and the valuation method used by the Adviser with respect thereto; (vi) the extent to which the fair value to be determined will result from the use of data or formulae produced by third parties independent of the Adviser; and (vii) the liquidity or illiquidity of the market for the security or other investment.

4.           Related Party Transactions

The Fund, pursuant to the Investment Management Agreement, will pay the Manager a monthly asset based fee at an annual rate of 2% of the Fund's average monthly net assets. The Fund will also pay the Adviser, generally at the end of each fiscal year and at certain other times, an incentive fee (the "Incentive Fee") equal to 20% of the Fund's net profits. For the purposes of calculating the Incentive Fee for any fiscal period (as defined below), net profits will be determined by taking into account net realized gain or loss (including realized gain that may have been distributed to shareholders during such fiscal period) and the net change in unrealized appreciation or depreciation of securities positions. No Incentive Fee will be payable for any fiscal period unless losses and depreciation from prior fiscal periods (the "cumulative loss") have been recovered by the Fund, occasionally referred to as a "high water mark" calculation. The cumulative loss to be recovered before payment of Incentive Fees will be reduced in certain circumstances. The Adviser will be under no obligation to repay any Incentive Fees previously paid by the Fund. Thus, the payment of Incentive Fee for a fiscal period will not be reversed by the subsequent decline of the Fund's assets in any subsequent fiscal period.

The Incentive Fee is accrued monthly and taken into account for the purpose of determining the Fund's net asset value. Accordingly, the repurchase price received by an investor whose shares are repurchased in a repurchase offer will be based on a share valuation that will reflect an Incentive Fee accrual if the Fund has experienced positive performance through the date of repurchase. No adjustment to a repurchase price will be made after it has been determined. However, for shareholders whose shares are not repurchased on a periodic share repurchase date, the Incentive Fee accrual may subsequently be reversed prior to payment if the Fund's performance declines. Incentive Fees payable, or portions thereof, are determined as of, and are promptly paid after, the last day of the fiscal year as well as the last day of any other fiscal period. The "fiscal period" is normally the fiscal year, except that, whenever there are share repurchases pursuant to periodic repurchase offers, the period of time from the end of the last fiscal period through that date constitutes a new fiscal period. In such event, only that portion of the accrued Incentive Fee that is proportional to the assets paid in respect of the shares being repurchased (not taking into account any proceeds from contemporaneous share purchases or reinvestments) will be paid to the Adviser for such fiscal period.  The Incentive Fee charged to the Fund for the year ended October 31, 2011 was $102,454, which is payable at year end.

Each Trustee of the Fund receives an annual retainer of $5,000 plus a fee for each meeting attended. All Trustees are reimbursed by the Fund for all reasonable out-of-pocket expenses. Total amounts expensed by the Fund related to Trustees for the year ended October 31, 2011 were $20,681 which appears as Trustee fees in the Statement of Operations, of which $3,812 was payable at October 31, 2011.

5.           Administration, Custodian Fees and Distribution

Gemini Fund Services ("Gemini", or the "Administrator"), serves as the administrator, accounting agent, and transfer agent to the Fund, and in that capacity provides certain administrative, accounting, record keeping, tax and investor related services. For its services as Administrator, the Fund pays Gemini a minimum fee along with annualized tier rate fee based upon the average net assets of the Fund. The Fund pays Gemini an annual per investor servicing fee. In addition, the Fund reimburses Gemini for certain out of pocket expenses incurred. A Gemini affiliate Northern Lights Compliance Services ("NLCS") provides Chief Compliance Officer services to the Fund.  An officer of NLCS  is also an officer of the Fund.

Union Bank of California serves as custodian (the "Custodian") of the Fund's assets and provides custodial services for the Fund. Additionally, the Fund utilizes JPMorgan Chase and Goldman Sachs as prime brokers.

Foreside Fund Services, LLC (the "Distributor") acts as the distributor of the Fund's shares on a best efforts basis, subject to various conditions.  The Fund also may distribute shares through other brokers or dealers. The Fund will sell shares only to Qualified Investors (as defined in the Fund's prospectus).

6.           Fund Expenses

Unless otherwise voluntarily or contractually assumed by the Adviser or another party, the Fund bears all expenses incurred in its business, including, but not limited to, the following: all costs and expenses related to investment transactions and positions for the Fund's account; legal fees; accounting, auditing and tax preparation fees; recordkeeping and custodial fees; costs of computing the Fund's net asset value; fees for data and software providers; research expenses; costs of insurance; registration expenses; certain offering costs; expenses of meetings of investors; Trustee fees; all costs with respect to communications to investors; transfer taxes and taxes withheld on non-U.S. dividends; interest and commitment fees on loans and debit balances; and other types of expenses as may be approved from time to time by the Trustees. The Adviser is permitted to recapture amounts previously reimbursed by the Adviser for a period not to exceed three years from the date on which such expenses were incurred by the Adviser, such recapture of $375,000 expired on August 2011.

7.           Securities Transactions

Aggregate purchases and proceeds from sales of investment securities and options for the year ended October 31, 2011 amounted to $496,429,904 and $556,146,778, respectively. Purchases and proceeds from securities and exchange traded funds sold short amounted $330,451,648 and $322,470,633, respectively, and purchases and sales of written options amounted to $6,621,766 and $5,459,773, respectively. Net realized gain resulting from securities and exchange traded funds sold short and written options was $2,048,658 and $387,564, respectively, for the year ended October 31, 2011.

At October 31, 2011, the tax basis of investments was $68,030,251 resulting in accumulated net unrealized depreciation of $311,367 which consists of $48,596 of gross unrealized appreciation and $359,963 of gross unrealized depreciation.  The difference between the book and tax basis of investments is primarily due to book/tax differences relating wash sales deferrals.

8.           Due to/from Brokers

Due from brokers balance of $2,712,506 represents cash held with brokers at October 31, 2011.

The Fund has the ability to trade on margin and, in that connection may borrow funds from brokers and banks for investment purposes. Trading in debt securities on margin requires collateral that is adequate in the broker's reasonable judgment under the margin rules of the applicable market and the internal policies of the broker. The 1940 Act requires the Fund to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the Fund incurs the indebtedness. The Fund pledges cash as collateral for the margin borrowings, which is maintained in a segregated cash account held by the brokers. The Fund had no borrowings outstanding at October 31, 2011.

9.           Financial Instruments with Off-Balance Sheet Risk or Concentrations of Credit Risk

The Fund maintains cash in bank deposits which, at times, may exceed federally insured limits. The Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such bank deposits.

In the ordinary course of trading activities, the Fund trades and holds certain fair-valued derivative contracts, which constitute guarantees. Such contracts include written put options, where the Fund would be obligated to purchase or sell securities at specified prices, i.e. the options are exercised by the counterparties. The maximum payout for the written put option contracts is limited to the number of contracts written and the related strike prices, respectively. At October 31, 2011, the Fund had no maximum payout amounts relating to written put option contracts.

Maximum payout amounts could be offset by the subsequent sale, if any, of assets obtained via the execution of a payout event.

The financial instruments contain varying degrees of off-balance sheet risk whereby changes in the market value of securities underlying the financial instruments may be in excess of the amounts recognized in the Statement of Assets and Liabilities. Due to the nature of the Fund's strategy, the Fund's portfolio may include some securities which are relatively illiquid, or thinly traded, and have a greater amount of both market and credit risk than many other fixed income instruments. These investments trade in a limited market and may not be immediately liquidated if needed. Value assigned to these investments may differ significantly from the values that would have been used had a broader market for the investments existed.

The Fund may sell a security it does not own in anticipation of a decline in the fair value of the security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. This transaction creates a liability to purchase such securities in the market at prevailing prices, and is presented in the Statement of Assets and Liabilities as "securities sold short." The amount of the liability is subsequently marked to market to reflect the market value of the securities sold short. The Fund is exposed to market risk based on the amount, if any, that the market value of the securities sold short, exceeds the payments received. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract.

During the year ended October 31, 2011, the Fund had the following written option transactions:

	Call Options		Put Options
	Number of Contracts	Premium	Number of Contracts	Premium
Options outstanding at October 31, 2010	4,102	1,549,557	—	—
Options Written	28,471,856	3,775,195	14,473,346	1,297,014
Options terminated in closing purchase transactions	(28,475,779)	(5,251,565)	(14,470,114)	(832,710)
Options Expired	(179)	(73,187)	(3,232)	(464,304)
Options outstanding at October 31, 2011	—	—	—	—

The Fund may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily, and the Fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

The Fund may enter into swap agreements for the purpose of attempting to obtain, enhance, or preserve a particular desired return or spread at a lower cost to that Fund than if that Fund had invested directly in an instrument that yielded the desired return or spread. Swap agreements do not involve the delivery of securities or other underlying instruments. The Fund's obligation under a swap agreement will be accrued daily (offset against amounts owed to that Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by designating liquid assets on the Fund's books and records. All open swap agreements at period end are reflected on the Schedule of Portfolio Investments

Credit default swaps ("CDSs") are bilateral financial swap agreements that contractually transfer the credit risk of a third party reference entity or a group of entities from one party to another. A buyer of a CDS receives credit protection or sheds credit risk, whereas the seller of a CDS is selling credit protection or assuming credit risk. The seller typically receives a predetermined periodic payment from the other party in consideration for guaranteeing to make a specific payment to the buyer should the third party reference entity suffer a default event. If a default event occurs, the seller would be required to pay the par value of a referenced debt obligation to the counterparty in exchange for a default debt obligation.

Total return swaps ("TRSs") are bilateral financial swap agreements where one party (the payer) contractually agrees to pay the other (the receiver) the total return on a specified asset or index in exchange for a fixed or floating rate of return. A TRS allows the receiver or payer to derive the economic benefit of owning or having short exposure to an asset without owning or shorting the underlying asset. The receiver is entitled to the amount, if any, by which the notional amount of the total return swap agreement would have increased in value had it been invested in the particular instruments, plus an amount equal to any dividends or interest that would have been received on those instruments. In return, the payer is entitled to an amount equal to a fixed or floating rate of interest (e.g., a LIBOR based rate) on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such instruments, less any dividends or interest. The amounts to which each party is entitled are normally netted out against each other, resulting in a single amount that is either due to or from each party.

Contract for differences ("CFDs") are swap agreements in which one party contractually receives income payments on a reference asset, plus any capital gains or losses over the specified payment period, while the other party contractually receives a specified fixed or floating cash flow unrelated to the credit worthiness of the reference asset.

The CDSs, TRSs and CFDs instruments (collectively the "swap agreements") provide for net cash settlement and therefore do not require the Fund to segregate assets to cover the underlying reference security. The Manager believes that the transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as subject to the Fund's borrowing restriction. Swap agreements are collateralized by segregated cash held at the counterparty.

In addition to being exposed to the credit risk of the underlying reference entity, swap agreements are subject to counterparty risk, market risk and interest rate risk. Swap agreements utilized by the Fund may not perform as expected or in a manner similar to the high yield bond markets. Risks may arise as a result of the failure of the counterparty (Protection Seller) to perform under the agreement. The loss incurred by the failure of a counterparty is generally limited to the market value and premium amounts recorded. The Fund considers the creditworthiness of each counterparty to a swap agreement in evaluating potential credit risk. Additionally, risks may arise from the unanticipated movements in the interest rates or in the value of the underlying reference securities. The Fund may use various techniques to minimize credit risk including early termination or reset and payment, using different counterparties and limiting the net amount due from any individual counterparty.

Fluctuations in the value of swap agreements are recorded in the change in net unrealized appreciation/depreciation from investments, options, securities and exchange traded funds sold short, written options, swaps and foreign currency translations on the Statement of Operations.

The Fund will enter into swap agreements only with counterparties that the Adviser reasonably believes are capable of performing under the swap agreements.

The Fund also invests in bonds and bank debt.  Bonds and bank debt (loan assignments and participations) have exposure to certain degrees of risk, including interest rate, market risk and the potential non-payment of principal and interest, including default or bankruptcy of the issuer or the intermediary in the case of participation. Loans are generally subject to prepayment risk, which will affect the maturity of such loans. The Fund had no unfunded commitments on investments at October 31, 2011.

The "Derivatives and Hedging" Topic of FASB ASC requires enhanced disclosures about the Funds' derivative and hedging activities, including how such activities are accounted for and their effect on the Funds' financial position, performance and cash flows. The Fund's use of derivatives for the year ended October 31, 2011 was limited to written call options, written put options and swaps. Following is a summary of how these derivatives are treated in the financial statements and their impact on the Fund.  As of October 31, 2011, there were no open derivative instruments.

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2011:

Primary Risk Exposure	Location of Gain/(Loss) on Derivatives Recognized in Income	Net Realized Gain/(Loss) on Derivatives	Change in Net Unrealized Appreciation/ (Depreciation) on Derivatives

Equity Contracts:
Purchased Options	Net realized loss from purchased options	$(4,942,855)
	Change in unrealized appreciation on purchased options		$(469,758)

Options Written	Net realized gain from written options	387,564
	Change in unrealized depreciation on written options		260,974

Contract for Differences	Net realized loss from swaps	(235,453)
	Change in unrealized depreciation on swaps		(211,524)

	Total	$(4,790,744)	(420,308)

The Fund held no open derivative investments at October 31, 2011. Quarterly average notional amounts were used to calculate the volume and are considered representative of the activity throughout the period from November 1, 2010 to October 31, 2011.

Derivative Type	Primary Underlying Risk	Average Notional

Assets:
Contract for Difference	Equity Price	$47,742
Equity Options	Equity Price	41,287,850.00
FX Options	FX Options	25,085,764.00

Liabilities

Contract for Differences	Equity Price	(24,797)
Equity Options	Equity Price	(29,195,875.00)
FX Options	FX Options	(6,243,318.00)

10.           Indemnification

Under the Fund's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the ordinary course of business, the Fund may enter into contracts or agreements that contain indemnifications or warranties. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

11.           Federal Tax Information

It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to registered investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders.  The tax characteristics of distributions paid during the year ended October 31, 2011 and October 31, 2010 was as follows:

	October 31, 2011	October 31, 2010
Ordinary Income	$–	$2,355,801
Long-Term Capital Gain	–	12,635
	$–	$2,368,436

The Fund's tax-basis capital gains and losses are determined only at the end of each fiscal year.  As of October 31, 2011, the Fund's most recent fiscal year end, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed Ordinary Income	Undistributed Long- Term Capital Gains	Capital Loss Carry Forwards	Accumulated Capital & Other Losses	Unrealized Depreciation	Total Accumulated Earnings

$ —	$759,448	$ —	$ —	$ (311,380)	$ 448,068

The difference between book basis and tax basis unrealized depreciation is primarily attributable to the tax deferral of losses on wash sales.

As of October 31, 2011, the following reclassifications have been made to increase (decrease) such accounts with offsetting adjustments to capital:

Accumulated Net Investment Income	Accumulated Net Realized Gains	Paid in Capital

$2,266,037	$91,386	$(2,857,423)

Management evaluates the tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether  the tax positions will "more-likely-than-not" be sustained upon examination by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold and that would result in a tax benefit or expense to the Fund would be recorded as a tax benefit or expense in the current year. The Fund has not recognized any tax liability for unrecognized tax benefits or expenses. A reconciliation is not provided herein, as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax years 2008 through present remain subject to examination by the U.S. taxing authorities. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties.

The Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Fund. In general, the provisions of the Act will be effective for the Fund's fiscal year ending October 31, 2012. Although the Act provides several benefits, including unlimited carryover on future capital losses, there may be greater likelihood that all of a portion of the Fund's pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers. Relevant information regarding the impact of the Act on the Fund, if any, will be included in the October 31, 2012 annual report.

12.           Recent Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements."  ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements.  Effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years entities will need to disclose information about purchases, sales issuances and settlements of Level 3 securities on a gross basis rather than as a net number as currently required.  Management is currently evaluating the impact these amendments may have on the Fund's financial statements.

In May 2011, the FASB issued ASU No. 2011-04 "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements" in U.S. generally accepted accounting principles ("GAAP") and the International Financial Reporting Standards ("IFRSs"). ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments may have on the Fund's financial statements.

13.           Subsequent Event

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities.  For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events and the Fund admitted 4 new investors with contributions in the amount of $300,000 and had dividends to be paid of $759,448 subsequent to the year ended October 31, 2011.

CENTRAL PARK GROUP MULTI-EVENT FUND
Supplemental Information (Unaudited)
October 31, 2011

Disclosure of Portfolio Holdings:  The Fund files a Form N-Q with the Securities and Exchange Commission (the "SEC") no more than sixty days after the Fund's first and third fiscal quarters of each fiscal year. For the Fund, this would be for the fiscal quarters ending January 31 and July 31. Form N-Q includes a complete schedule of the Fund's portfolio holdings as of the end of those fiscal quarters. The Fund's N-Q filings can be found free of charge on the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 800-SEC-0330 for information on the operation of the Public Reference Room).

Voting Proxies on Fund Portfolio Securities:  A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge, upon request, by calling (collect) 1-212-317-9200 and on the SEC's website at http://www.sec.gov.

TRUSTEES

The Board has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund's business.

Three of the Trustees are not "interested persons" (as defined in the Investment Company Act) of the Fund (collectively, the "Independent Trustees") and perform the same functions for the Fund as are customarily exercised by the non-interested directors of a registered investment company organized as a corporation. The identity of the Trustees and brief biographical information regarding each Trustee is set forth below. The Fund's statement of additional information (the "SAI") includes information about the Trustees and is available without charge, upon request, by calling 1-212-317-9200.

Name, Age, Address and Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee Outside Fund Complex During the Past 5 Years
INDEPENDENT TRUSTEES
Joan Shapiro Green (66) c/o Central Park Group, LLC 805 Third Ave. New York, NY 10022 Trustee	Term—Indefinite Length—Since Inception	Executive Director of National Council of Jewish Women New York since 2007; Executive Director of New York Society of Securities Analysts (2004 - 2006)	2	None
Kristen M. Leopold (44) c/o Central Park Group, LLC 805 Third Ave. New York, NY 10022 Trustee	Term—Indefinite Length—Since Inception	Independent Consultant to Hedge Funds (2007 - present); Chief Financial Officer of Weston Capital Management, LLC (investment managers) (1997 - 2006)	2	None
Janet L. Schinderman (60) c/o Central Park Group, LLC 805 Third Ave. New York, NY 10022 Trustee	Term—Indefinite Length—Since Inception	Self-Employed Educational Consultant since 2006; Associate Dean for Special Projects and Secretary to the Board of Overseers, Columbia Business School, of Columbia University (1990 - 2006)	2	Advantage Advisers Whistler Fund, L.L.C.; Advantage Advisers Xanthus Fund, L.L.C.
INTERESTED TRUSTEES
Mitchell A. Tanzman (52) c/o Central Park Group, LLC 805 Third Ave. New York, NY 10022 Trustee and Principal Executive Officer	Term—Indefinite Length—Since Inception	Co-Chief Executive Officer and Co-Chief Investment Officer of Central Park Group, LLC since 2006; Co-Head of UBS Financial Services' Alternative Investment Group (1998 - 2005) and Operating Committee Member of UBS Financial Services Inc. (2004 - 2005)	2	None
Ruth S. Goodstein (50) c/o Central Park Group, LLC 805 Third Ave. New York, NY 10022 Trustee	Term—Indefinite Length—Since Inception	Chief Operating Officer of Central Park Group, LLC since 2006; Chief Operating Officer of Robeco-Sage Capital Management, LLC (2005 - 2006); Senior Vice President of UBS Financial Services Inc. (1998 - 2005)	1	None
OFFICER(S) WHO ARE NOT TRUSTEES
Michael Mascis (43) c/o Central Park Group, LLC 12 East 49th Street New York, NY 10017 Principal Accounting Officer	Term—Indefinite Length—Since Inception	Chief Financial Officer of Central Park Group, LLC since 2006; Executive Director of UBS Financial Services Inc. (2002 - 2006)	N/A	N/A
Michael J. Wagner (60) 450 Wireless Blvd. Hauppauge, NY 11788 Chief Compliance Officer	Term—Indefinite Length—Since July 2010	President (2006-Present) and Senior Vice President (2004-2006) Northern Lights Compliance Services, LLC (provides CCO services to Mutual Funds); Vice President GemCom LLC (2004 - Present)	N/A	N/A

REPURCHASE OFFERS

Pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended, the Fund offers shareholders the option of redeeming shares in amounts of not less than 5% but not more than 25% of the Fund's Shares of beneficial interest ("Shares"). Currently, the Fund expects to offer to repurchase 25% of its outstanding Shares every January, April, July, and October. The deadline by which the Fund must receive repurchase requests submitted by shareholders in response to each repurchase offer (the "Repurchase Request Deadline") will be generally on or about the 18th day in the months of January, April, July, and October or, if the 18th day is not a business day, on the next business day. The date on which the repurchase price for Shares is to be determined will be generally the last day of the month (the "Repurchase Pricing Date"), but shall occur no later than the 14th day after the Repurchase Request Deadline or, if the 14th day is not a business day, on the next business day. The Fund's Share repurchase policy is a fundamental policy of the Fund.

During the year ended October 31, 2011, the Fund completed four quarterly repurchase offers. In those offers, the Fund offered to repurchase up to 25% of the number of its outstanding Shares as of the Repurchase Pricing Dates. The results of those repurchase offers were as follows:

	Repurchase Offer #1	Repurchase Offer #2	Repurchase Offer #3	Repurchase Offer #4

Commencement Date	December 29, 2010	March 19, 2011	June 28, 2011	September 27, 2011
Repurchase Request Deadline	January 20, 2011	April 20, 2011	July 19, 2011	October 18, 2011
Repurchase Pricing Date	January 31, 2011	April 30, 2011	July 31, 2011	October 31, 2011
Net Asset Value as of Repurchase Offer Date	$9.94	$10.54	$10.07	$9.48
Amount Repurchased	$3,148,556	$6,956,386	$2,442,418.79	$7,782,804.48
Percentage of Outstanding Shares Repurchased	3.76%	8.08%	3.16%	10.96%

Consideration and Approval of Investment Advisory Agreement

At a special meeting held on August 10, 2011 (the "Special Meeting"), the Board of Trustees (the "Trustees" or "Board") of Central Park Group Multi-Event Fund (the "Fund"), including the Independent Trustees, considered and unanimously approved Central Park Advisers' recommendation that the Fund enter into a new investment advisory agreement (the "Advisory Agreement"), effective as of November 1, 2011, with Central Park Multi-Event Management, LLC (the "Adviser").  The Adviser is a joint venture between Central Park Advisers, LLC ("Central Park Advisers"), which serves as managing member, and Brencourt Advisors, LLC ("Brencourt Advisors"), which serves as non-managing member and whose personnel provide day-to-day management of the Fund's portfolio under the oversight of Central Park Advisers.

During the Special Meeting, the Independent Trustees met in executive sessions, during which they were advised by and had the opportunity to discuss with independent legal counsel the approval of the Advisory Agreement, and met with representatives of Brencourt Advisors, who provided the Trustees with an overview of Brencourt Advisors and described the firm's investment philosophy, strategies and objective.  The Trustees reviewed materials furnished by the Adviser, including information regarding the Adviser, Central Park Advisers, Brencourt Advisors and their respective personnel, operations and financial condition.  Tables indicating comparative fee information, and comparative performance information, as well as summary and pro forma financial analyses for the Fund, were also included in the meeting materials and were reviewed and discussed.  The Trustees noted that Central Park Advisers is the managing member of both the Adviser and Central Park Para Management, LLC, the Fund's previous investment adviser.  The Trustees discussed with representatives of the Adviser the Fund's operations and the Adviser's ability to provide advisory and other services to the Fund.  In particular, the Trustees considered the following:

(i)  The nature, extent and quality of services to be provided by the Adviser:  The Trustees reviewed the services that the Adviser would provide to the Fund, including, but not limited to, generally managing the Fund's investments in accordance with the stated policies of the Fund.  The Trustees also considered the Adviser's investment philosophy and investment process with respect to, and the investment outlook for, the Fund.  In addition, the Board considered the education, background and experience of the Adviser's advisory and other personnel proposing to provide services to the Fund, noting particularly that the favorable reputation of the proposed portfolio manager for the Fund could have a favorable impact on the growth of the Fund.  The Board then considered the administrative services to be provided by the Adviser and its affiliates to the Fund, including administrative and compliance services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements and other services necessary for the operation of the Fund.  The Trustees acknowledged the Adviser's engagement of highly skilled investment professionals, research analysts and administrative, legal and compliance staff members to ensure that a high level of quality in compliance and administrative services would be provided to the Fund.  Accordingly, the Trustees concluded that the quality and scope of services offered by the Adviser to the Fund was appropriate and compared favorably to, and would be consistent with, services provided by other advisers to other funds in both nature and quality, and would be suitable for the Fund.

(ii)  Investment performance of the Fund and the Adviser:  The Board considered the Fund's performance, its lack of asset growth over the past year and that redemptions had exceeded subscriptions over the last year and a half, and noted that these factors contributed to Central Park Advisers' recommendation to approve the Advisory Agreement.  Although Brencourt Advisors' other accounts, as private funds, are not subject to certain investment restrictions under the Investment Company Act of 1940, as amended, that are applicable to the Fund, which can adversely affect the Fund's performance relative to that of the other accounts, and although past performance does not indicate future performance, the Board reviewed the attractive investment performance achieved in the past by Brencourt Advisors in its evaluation of the Adviser's investment performance.  The Board also evaluated the Adviser's capabilities and acknowledged that the Adviser and its personnel had the necessary experience and expertise to manage the Fund.

(iii)  Cost of the services to be provided and profits to be realized by the Adviser from the relationship with the Fund:  The Board considered the anticipated cost of the Adviser's services.  As part of its analysis, the Board considered fee estimates compiled by the Adviser and expenses going forward.  Referencing the discussions above and the presentation by the Adviser concerning the expense terms associated with comparable funds and the current expense environment for alternative investment funds generally, and taking into consideration the Adviser's potential profitability, the Trustees concluded that the profits to be realized by the Adviser under the Advisory Agreement and from other relationships between the Fund and the Adviser were within a range the Trustees considered reasonable and appropriate.

(iv)  The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale:  The Trustees discussed the fact that the Fund was not large enough at this time to support a request for breakpoints due to economies of scale.  The Trustees noted, however, that if the Fund's assets increase, the Fund's fixed expenses would be spread over a greater asset base, thereby reducing the Fund's expense ratio over time.

(v)  Comparison of fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisors or other clients:  The Trustees reviewed the fees to be paid by the Fund and compared the fees to those being charged to other pooled investment vehicles and investment companies presented by the Adviser which had objectives and strategies similar to those of the Fund and which are managed by other third-party investment advisers ("Comparable Funds").  The information presented to the Trustees indicated that the management and administration fee was equal to the median management fee of the Comparable Funds and in the range of those being charged by Brencourt Advisors to its other accounts and institutional clients, and that the Fund's incentive fee rate was equal to the median incentive fee rate of the Comparable Funds and in the range of those being charged by Brencourt Advisors to its other accounts and institutional clients.  The Trustees determined that the fees to be paid under the Advisory Agreement do not constitute fees that are so disproportionally large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm's length bargaining, and concluded that the fees to be paid were reasonable.

The Trustees concluded that approval of the Advisory Agreement was in the best interests of the Fund and its investors.